UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-06511
                                                    --------------------

                       REGIONS MORGAN KEEGAN SELECT FUNDS
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (901) 524-4100
                                                           ---------------

                              Allen B. Morgan, Jr.
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                     --------------------------------------
                     (Name and address of agent for service)

                                 with copies to:

                              Arthur J. Brown, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Ave., N.W.
                           Washington, D.C. 20036-1800

                   Date of fiscal year end: NOVEMBER 30, 2004
                                            -----------------
                   Date of reporting period: NOVEMBER 30, 2004
                                             -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") (17 CFR 270.30e-1):

REGIONS MORGAN KEEGAN SELECT FUNDS

PRESIDENT'S MESSAGE & COMBINED ANNUAL
SHAREHOLDER REPORT
DATED NOVEMBER 30, 2004

PRESIDENT'S MESSAGE

Dear Shareholders:

Enclosed is the Annual Shareholder Report for the Regions Morgan Keegan Select Funds. The report covers activity in the Funds over the 12-month reporting period from December 1, 2003 through November 30, 2004. It includes a discussion of each fund's performance (except the Government Money Market Fund and Treasury Money Market Fund), a complete list of holdings, and financial statements.

Fund-by-fund highlights over the 12-month reporting period are as follows:

REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND

This fund's portfolio of U.S. Treasury money market securities continues to give shareholders a convenient, highly conservative way to pursue daily income on their ready cash, with easy access to their money. The fund's net assets totaled $861.4 million at the end of the reporting period.

                                                           7-DAY
                                                           NET YIELD      TOTAL
                                       INCOME DIVIDENDS    (11/30/04)     RETURN
Class A Shares                         $0.01 per share     1.22%          0.54%

REGIONS MORGAN KEEGAN SELECT GOVERNMENT MONEY MARKET FUND

This all-government money market fund gives shareholders a convenient, highly conservative way to pursue daily income on their ready cash, with easy access to their money. The fund's net assets totaled $58.4 million at the end of the reporting period.

                                                           7-DAY
                                                           NET YIELD      TOTAL
                                       INCOME DIVIDENDS    (11/30/04)     RETURN
Class A Shares                         $0.01 per share     1.18%          0.63%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. YIELD WILL VARY. YIELDS QUOTED FOR MONEY MARKET FUNDS MOST CLOSELY REFLECT THE FUND'S CURRENT EARNINGS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE CALL 1-877-757-7424.

AN INVESTMENT IN MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY GOVERNMENT FUND

This diversified portfolio of limited maturity U.S. Treasury Notes, U.S. government agency securities and investment grade corporate bonds gives shareholders the opportunity to pursue income with limited principal volatility. The fund's net assets totaled $111.1 million at the end of the reporting period.

                                                                       TOTAL
           MAXIMUM  CONTINGENT    NET ASSET                 TOTAL      RETURN AT
           SALES    DEFERRED      VALUE          INCOME     RETURN AT  OFFERING
           CHARGE   SALES CHARGE  DECREASE       DIVIDENDS  NAV        PRICE

Class A    4.50%    None          $10.11 to      $0.27 per  (0.02)%    (4.56)%
 Shares                           $9.84=(2.67)%    share
Class C    None     None          $10.11 to      $0.19 per  (0.77)%    (1.75)%
 Shares                           $9.84=(2.67)%    share

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

The fund's portfolio of U.S. government bonds and investment-grade corporate bonds produced income dividends and positive returns (based on net asset value) over the 12-month reporting period. The fund's net assets totaled $268.1 million at the end of the reporting period.

                                                                                TOTAL
           MAXIMUM  CONTINGENT    NET ASSET                          TOTAL      RETURN AT
           SALES    DEFERRED      VALUE       INCOME      CAPITAL    RETURN AT  OFFERING
           CHARGE   SALES CHARGE  DECREASE    DIVIDENDS   GAIN       NAV        PRICE
Class A    4.50%    0.00%         $11.02 to   $0.37 per   $0.21      0.87%      (3.67)%
 Shares                           $10.54 =      share
                                  (4.36)%
Class C    None     1.00%         $11.02 to   $0.29 per   $0.21      0.12%      (0.84)%
 Shares                           $10.55 =      share
                                  (4.26)%

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND

The fund's portfolio of municipal bonds with maturities between three and ten years pursues income free from federal regular income tax.(1) The fund's net assets totaled $68.9 million at the end of the reporting period.

                                                                       TOTAL
           MAXIMUM  CONTINGENT    NET ASSET                 TOTAL      RETURN AT
           SALES    DEFERRED      VALUE          INCOME     RETURN AT  OFFERING
           CHARGE   SALES CHARGE  DECREASE       DIVIDENDS  NAV        PRICE

Class A    2.00%    0.00%         $10.00 to      $0.25 per  0.22%       (1.75)%
 Shares                           $9.77=(2.30)%    share
Class C    None     1.00%         $10.00 to      $0.20 per  (0.27)%     (1.25)%
 Shares                           $9.77=(2.30)%    share
Class I    None     None          $10.00 to      $0.22 per  (0.04)%     (0.04)%
 Shares                           $9.77=(2.30)%    share

(Class A, C and I Shares reflects period of initial public investment from 2/9/04 through 11/30/04.)

  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. YIELD WILL VARY. YIELDS QUOTED FOR MONEY MARKET FUNDS MOST CLOSELY REFLECT THE FUND'S CURRENT EARNINGS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE CALL 1-877-757-7424.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

This fund gives investors the opportunity to participate in stock and bond markets by investing in a combination of high-quality stocks and investment-grade corporate bonds and U.S. government bonds. The fund's net assets totaled $120.1 million at the end of the reporting period.

                                                                       TOTAL
           MAXIMUM  CONTINGENT    NET ASSET                 TOTAL      RETURN AT
           SALES    DEFERRED      VALUE          INCOME     RETURN AT  OFFERING
           CHARGE   SALES CHARGE  INCREASE       DIVIDENDS  NAV        PRICE

Class A    5.50%    None         $13.54 to       $0.19 per  4.63%      (1.14)%
 Shares                          $13.97 = 3.18%    share
Class C    None     1.00%        $13.54 to       $0.11 per  3.86%       2.86%
 Shares                          $13.95 = 3.03%    share

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

This fund pursues long-term capital appreciation through a diversified portfolio of large and mid-sized U.S. companies. The fund offers broad exposure to growth (superior growth prospects) stocks AND value (undervalued) stocks. The fund's net assets totaled $106.6 million at the end of the reporting period.

                                                                                TOTAL
           MAXIMUM  CONTINGENT    NET ASSET                          TOTAL      RETURN AT
           SALES    DEFERRED      VALUE       INCOME      CAPITAL    RETURN AT  OFFERING
           CHARGE   SALES CHARGE  INCREASE    DIVIDENDS   GAIN       NAV        PRICE
Class A    5.50%    None          $11.27 to   $0.00 per   $0.83      21.76%     15.07%
 Shares                           $12.73 =      share
                                   12.95%
Class C    None     1.00%         $11.25 to   $0.00 per   $0.83      21.00%     19.79%
 Shares                           $12.63 =      share
                                   12.27%

REGIONS MORGAN KEEGAN SELECT VALUE FUND

The fund pursues income and growth of capital by investing primarily in large companies that are believed to be priced below their intrinsic value--stocks that generally represent a bargain--compared to the market as a whole. The fund's net assets totaled $172.3 million at the end of the reporting period.

                                                                       TOTAL
           MAXIMUM  CONTINGENT    NET ASSET                 TOTAL      RETURN AT
           SALES    DEFERRED      VALUE          INCOME     RETURN AT  OFFERING
           CHARGE   SALES CHARGE  INCREASE       DIVIDENDS  NAV        PRICE

Class A    5.50%    None         $13.13 to       $0.08 per  10.28%     4.23%
 Shares                          $14.40=9.67%      share
Class C    None     1.00%        $13.13 to       $0.04 per  9.44%      8.35%
 Shares                          $14.33=9.14%      share
Class I    None     None         $13.69 to       $0.04 per  5.62%      5.63%
 Shares                          $14.42=5.33%      share

(Class I Shares reflects period of initial public investment from 6/17/04 through 11/30/04.)

  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OF HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE CALL 1-877-757-7424.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

The fund pursues growth of capital and income through a diversified portfolio of high-quality growth stocks issued by large, well-established U.S. companies--typically market leaders--with strong balance sheets and a record of attractive earnings.(2) The fund's net assets totaled $414.7 million at the end of the reporting period.

                                                                       TOTAL
                      MAXIMUM  CONTINGENT    NET ASSET      TOTAL      RETURN AT
                      SALES    DEFERRED      VALUE          RETURN AT  OFFERING
                      CHARGE   SALES CHARGE  INCREASE       NAV        PRICE

Class A Shares        5.50%    None          $15.04 to      1.93%      (3.68)%
                                             $15.33 =
                                             1.93%
Class C Shares        None     1.00%         $14.84 to      1.21%       0.20%
                                             $15.02 =
                                             1.21%

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

This fund gives investors the opportunity to pursue long-term capital appreciation through a diversified portfolio of dynamic, small- and mid-size American companies selected for their potential to achieve above-average growth.(3) The fund's net assets totaled $300.7 million at the end of the reporting period.

                                                                       TOTAL
                      MAXIMUM  CONTINGENT    NET ASSET      TOTAL      RETURN AT
                      SALES    DEFERRED      VALUE          RETURN AT  OFFERING
                      CHARGE   SALES CHARGE  INCREASE       NAV        PRICE

Class A Shares        5.50%    None           $15.49 to     6.97%      1.09%
                                              $16.57 =
                                              6.97%
Class C Shares        None     1.00%          $15.29 to     6.21%      5.15%
                                              $16.24 =
                                              6.21%
Class I Shares        None     None           $16.16 to     2.66%      2.66%
                                              $16.59 =
                                              2.66%

(Class I Shares reflects period of initial public investment from 6/24/04 through 11/30/04.)

As we begin a new year, thank you for pursuing your financial goals through the Regions Morgan Keegan Select Funds. You have our commitment to bring you the highest level of disciplined decision- making and personal service.

Sincerely,

Carter E. Anthony
President

January 24, 2005

  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE CALL 1-877-757-7424.

(1) INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX AND STATE AND LOCAL TAXES.
(2)   DIVERSIFICATION DOES NOT ASSURE A PROFIT NOT PROTECT AGAINST LOSS.
(3) SMALL COMPANY STOCKS MAY BE LESS LIQUID AND SUBJECT TO GREATER PRICE VOLATILITY THAN LARGE CAPITALIZATION STOCKS.

REGIONS MORGAN KEEGAN SELECT FUNDS

COMBINED ANNUAL
SHAREHOLDER REPORT

DATED NOVEMBER 30, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY GOVERNMENT FUND

The Federal Reserve Board (the "Fed") increased the Fed Funds Target Rate 1.25% during the second half of the year, taking it from 1% to 2.25%. As a result, shorter-term securities had a poor year as they moved almost in lockstep.
However,  longer-term  securities  had  a  relatively  good  year  as  investors speculated the Fed's actions would keep inflation down over an extended time frame. The end result was a relatively confusing year when the Fed doubled the overnight lending target, and the old 30-Year Treasury had a total rate of return of 8.88%. For its part, the 2-Year brought up the rear at 0.75%. The last time the Fed was anywhere near as aggressive, on a relative basis, was 1994, and that year the 30-Year Treasury and 2-Year returned -11.99% and 0.26% respectively. In other words, in a lot of ways, 2004 was less like last time than ever before, and it befuddled a lot of investors.

The low quality trade also continued to work, though not quite as magnificently as in 2003. The Merrill Lynch U.S. High Yield Master II Index(1) had a rate of return of 10.87%. The Merrill Lynch U.S. Treasury Master Index(2) was up only 3.50% by comparison. For its part, the Merrill Lynch Mortgage Master Index(3) was up 4.74%. However, virtually all of the return in these indices came from the long-end of the curve. To that end, the U.S. Treasury 1-10 Year Index(4) was up only 2.18%, and the 1-3 Year(5) equivalent returned only 1.00%.The Limited Maturity Government Fund invests in high quality, short-term debt securities. Unfortunately, this was the most `out of favor' sector of the fixed income markets. After the markets `sold-off' in the 2nd Quarter in anticipation of the Fed tightening, management significantly shortened the duration(6) of the portfolio relative to the fund's benchmark, the Merrill Lynch 1-3 Year Treasury Index (ML1-3T).(7) We anticipated yields to go up across the board based on the strong economy, increased inflationary pressures, and U.S. fiscal imbalances
Unfortunately, this move didn't work as anticipated, as the yield curve flattened dramatically and short-term securities dramatically underperformed. To that end, Treasury notes maturing in under 1 year returned 0.39% according to the Merrill Lynch U.S. Treasury Notes & Bonds, 0-1 Year Index.(8) The 3-Year Treasury Note, by comparison, returned 1.64% according to the Merrill Lynch U.S. Treasury, Current 3-Year Index.(9) As such, this short-term interest rate bet was the main contributor to the fund's relative underperformance versus the ML1-3T.

(1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN INDEX COMPRISED OF PUBLICLY PLACED, NON-CONVERTIBLE, COUPON BEARING DOMESTIC DEBT. ISSUES IN THE INDEX ARE LESS THAN INVESTMENT GRADE AS RATED BY STANDARD & POOR'S RATINGS GROUP OR MOODY'S INVESTORS SERVICE, AND MUST NOT BE IN DEFAULT. ISSUES HAVE A TERM TO MATURITY OF AT LEAST ONE YEAR.
(2) THE MERRILL LYNCH U.S. TREASURY MASTER INDEX IS AN INDEX TRACKING U.S. GOVERNMENT SECURITIES. THE INDEX IS PRODUCED BY MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.

(3) THE MERRILL LYNCH MORTGAGE MASTER INDEX IS AN INDEX TRACKING THE PERFORMANCE OF US DOLLAR DENOMINATED 30-YEAR, 15-YEAR AND BALLOON PASS-THROUGH MORTGAGE SECURITIES HAVING AT LEAST $150 MILLION OUTSTANDING PER GENERIC PRODUCTION YEAR. A GENERIC PRODUCTION YEAR IS DEFINED AS THE AGGREGATION OF ALL MORTGAGE POOLS HAVING A COMMON ISSUER (GINNIE MAE, FANNIE MAE, FREDDIE MAC, ETC.), TYPE (30-YEAR SINGLE FAMILY, 15-YEAR SINGLE FAMILY, ETC), COUPON AND PRODUCTION YEAR (THE YEAR THE UNDERLYING MORTGAGES WERE ISSUED). THE INDEX IS PRODUCED BY MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.
(4) THE U.S. TREASURY 1-10 YEAR INDEX CONSISTS OF OBLIGATIONS ISSUED BY THE U.S. GOVERNMENT WITH MATURITIES OF 1-10 YEARS.
(5) THE U.S. TREASURY 1-3 YEAR INDEX CONSISTS OF OBLIGATIONS ISSUED BY THE U.S. GOVERNMENT WITH MATURITIES OF 1-3 YEARS.
(6) DURATION IS A MEASURE OF A SECURITY'S PRICE SENSITIVITY TO CHANGES IN INTEREST RATES. SECURITIES WITH LONGER DURATIONS AND MORE SENSITIVE TO CHANGES IN INTEREST RATES THAN SECURITIES OF SHORTER DURATIONS.
(7) THE ML1-3T IS AN INDEX TRADING SHORT-TERM GOVERNMENT SECURITIES WITH MATURITIES BETWEEN 1 AND 2.99 YEARS. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.
(8) THE MERRILL LYNCH U.S. TREASURY NOTES & BONDS, 0-1 YEAR INDEX IS AN INDEX TRACKING U.S. GOVERNMENT SECURITIES. THE INDEX IS PRODUCED BY MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.
(9) THE MERRILL LYNCH U.S. TREASURY, CURRENT 3-YEAR INDEX IS AN INDEX TRACKING 3-YEAR U.S. GOVERNMENT SECURITIES. THE INDEX IS PRODUCED BY MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

The Federal Reserve Board (the "Fed") increased the Fed Funds Target Rate 1.25% during the second half of the year, taking it from 1% to 2.25%. As a result, shorter-term securities had a poor year as they moved almost in lockstep.
However,  longer-term  securities  had  a  relatively  good  year  as  investors speculated the Fed's actions would keep inflation down over an extended time frame. The end result was a relatively confusing year when the Fed doubled the overnight lending target, and the old 30-Year Treasury had a total rate of return of 8.88%. For its part, the 2-Year brought up the rear at 0.75%. The last time the Fed was anywhere near as aggressive, on a relative basis, was 1994, and that year the 30-Year Treasury and 2-Year returned -11.99% and 0.26% respectively. In other words, in a lot of ways, 2004 was less like last time than ever before, and it befuddled a lot of investors.

The low quality trade also continued to work, though not quite as magnificently as in 2003. The Merrill Lynch U.S. High Yield Master II Index(1) had a rate of return of 10.87%. The Merrill Lynch U.S. Treasury Master Index(2) was up only 3.50% by comparison. For its part, the Merrill Lynch Mortgage Master Index(3) was up 4.74%. However, virtually all of the return in these indexes came from the long-end of the curve. To that end, the US Treasury, 1-10 Year Index(4) was up only 2.18%, and the 1-3 Year(5) equivalent returned only 1.00%.

The Fixed Income Fund invests in high quality, debt securities. Unfortunately, these underperformed low-rated credits again in 2004. In an effort to make up some ground relative to our peer groups, management significantly shortened the duration(6) of the portfolio relative to the fund's benchmark, the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index (ML1-10GC+),(7) after the markets `sold-off' in the 2nd Quarter in anticipation of the Fed tightening. We anticipated yields to go up across the board based on the strong economy, increased inflationary pressures, and U.S. fiscal imbalances, and sold the majority of our longer-term securities and replaced them with short ones. Unfortunately, this move didn't work as anticipated as the yield curve flattened dramatically and short- term securities dramatically underperformed. To that end, the 3-Year Treasury Note, by comparison, returned 1.64% according to the Merrill Lynch U.S. Treasury, Current 3-Year Index(8) and the 10-Year Treasury returned 5.04%, according the Merrill Lynch U.S. Treasury Current 10-Year Index.(9) As such, this short-term interest rate bet was the main contributor to the fund's relative underperformance versus the ML1-10GCA+.

(1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN INDEX COMPRISED OF PUBLICLY PLACED, NON-CONVERTIBLE, COUPON BEARING DOMESTIC DEBT. ISSUES IN THE INDEX ARE LESS THAN INVESTMENT GRADE AS RATED BY STANDARD & POOR'S RATINGS GROUP OR MOODY'S INVESTORS SERVICE, AND MUST NOT BE IN DEFAULT. ISSUES HAVE A TERM TO MATURITY OF AT LEAST ONE YEAR. THE INDEX IS PRODUCED BY MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.
(2) THE MERRILL LYNCH U.S. TREASURY MASTER INDEX IS AN INDEX TRACKING U.S. GOVERNMENT SECURITIES. THE INDEX IS PRODUCED BY MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.
(3) THE MERRILL LYNCH MORTGAGE MASTER INDEX IS AN INDEX TRACKING THE PERFORMANCE OF US DOLLAR DENOMINATED 30-YEAR, 15-YEAR AND BALLOON PASS-THROUGH MORTGAGE SECURITIES HAVING AT LEAST $150 MILLION OUTSTANDING PER GENERIC PRODUCTION YEAR. A GENERIC PRODUCTION YEAR IS DEFINED AS THE AGGREGATION OF ALL MORTGAGE POOLS HAVING A COMMON ISSUER (GINNIE MAE, FANNIE MAE, FREDDIE MAC, ETC.), TYPE (30-YEAR SINGLE FAMILY, 15-YEAR SINGLE FAMILY, ETC), COUPON AND PRODUCTION YEAR (THE YEAR THE UNDERLYING MORTGAGES WERE ISSUED). THE INDEX IS PRODUCED BY MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.
(4) THE U.S. TREASURY 1-10 YEAR INDEX CONSISTS OF OBLIGATIONS ISSUED BY THE U.S. GOVERNMENT WITH MATURITIES OF 1-10 YEARS.
(5) THE U.S. TREASURY 1-3 YEAR INDEX CONSISTS OF OBLIGATIONS ISSUED BY THE U.S. GOVERNMENT WITH MATURITIES OF 1-3 YEARS.

(6) DURATION IS A MEASURE OF A SECURITY'S PRICE SENSITIVITY TO CHANGES IN INTEREST RATES. SECURITIES WITH LONGER DURATIONS AND MORE SENSITIVE TO CHANGES IN INTEREST RATES THAN SECURITIES OF SHORTER DURATIONS.
(7) THE MERRILL LYNCH 1-10 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX IS AN INDEX TRADING SHORT-TERM U.S. GOVERNMENT SECURITIES AND SHORT-TERM DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES BETWEEN 1 AND
      9.99 YEARS RATED "A" OR BETTER. THE INDEX IS PRODUCED BY MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.
(8) THE MERRILL LYNCH U.S. TREASURY, CURRENT 3-YEAR INDEX IS AN INDEX TRACKING 3-YEAR U.S. GOVERNMENT SECURITIES. THE INDEX IS PRODUCED BY MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.
(9) THE MERRILL LYNCH U.S. TREASURY, CURRENT 10-YEAR INDEX IS AN INDEX TRACKING 10-YEAR U.S. GOVERNMENT SECURITIES. THE INDEX IS PRODUCED BY MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.

REGIONS MORGAN KEEGAN SELECT  INTERMEDIATE  TAX EXEMPT BOND FUND

The Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund commenced operations during the 1st Quarter of 2004. It was converted from three much smaller collective funds, each with slightly different objectives. After the conversion, we started melding the three to become one. This turned out to be a slightly longer process than we had envisioned, as high-quality municipal supply seemed to be relatively difficult to find.

At its inception in February, the fund had roughly 200 different positions and an extremely short average life and duration.(6( By the 4th Quarter, we had increased the size of the average holding, and increased the duration of the portfolio to be more in-line with the market and our peer group. However, the portfolio was still relatively short, which hurt relative performance, primarily in the 3rd Quarter. The Intermediate Tax Exempt Bond Fund invests in high quality municipal debt securities. We maintained a short duration relative to the fund's benchmark, the Merrill Lynch Municipals, 3-7 Years Index (ML3-7),(10) throughout 2004 as we anticipated rates to move higher. This didn't happen as much as we had anticipated, and our short posture was a slight drag on performance. However, relative to our stated benchmark, the ML3-7, the gross performance of the fund was `in-line'. Our plan to restructure the fund's portfolio from hundreds of short-term municipals to intermediate securities with fewer positions was advanced during the year, but was not completed in as short a time as we had anticipated, which materially contributed to the fund's underperformance. In summation, we hit the ground running with the Intermediate Tax Exempt Bond Fund in 2004. We made a lot of changes, and executed a lot of necessary trades; however, the Fund is now in position to live up to its name.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

For the 12-month reporting period, the Regions Morgan Keegan Select Balanced Fund's Class A Shares had a total return of 4.63%,(11) based on net asset value. The majority of the fund's return was from capital appreciation while income distributions made up the remainder. With interest rates still very low historically, fund returns will be more dependent on appreciation than on interest income.

This past year rewarded smaller and midcap stocks to large capitalization stocks, and lower-quality stocks to higher-quality stocks. The fund's stock returns were below the Standard & Poor's 500 Index's (S&P 500), return of 12.85%,(12) due to these two factors. Bond performance was pretty much the same story as lower- quality bonds outperformed higher-quality bonds due to the increased confidence in the economy. Interest rate spreads between lower-quality and higher-quality bonds were very narrow, possibly indicating that returns between the two sectors might be more closely aligned.

With current yields of about 3.5% in five-year Treasury Bonds, it's easy to believe stocks might offer greater opportunities for total return than bonds. In such a scenario, stock returns will play a greater role in providing returns than in past years. Bonds are near 45-year highs in price, a somewhat similar position as the NASDAQ Composite Index(13) a few years ago.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE CALL 1-877-757-7424.

(10)  THE   ML3-7   IS  A   TOTAL   RETURN   PERFORMANCE   BENCHMARK   FOR   THE
      INTERMEDIATE-TERM MUNICIPAL BOND MARKET. RETURNS AND ATTRIBUTES ARE CALCULATED MONTHLY. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.

(11) CLASS A SHARES HAVE A 2.00% MAXIMUM FRONT-END SALES CHARGE FOR THE INTERMEDIATE TAX EXEMPT BOND FUND, A 4.50% MAXIMUM FRONT-END SALES CHARGE FOR THE LIMITED MATURITY GOVERNMENT FUND AND THE FIXED INCOME FUND, AND A 5.50% MAXIMUM FRONT-END SALES CHARGE FOR THE BALANCED FUND, VALUE FUND, MID CAP VALUE FUND, GROWTH FUND AND MID CAP GROWTH FUND. CLASS C SHARES INVOLVE A 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE APPLIED TO SHARES REDEEMED WITHIN 12 MONTHS OF THEIR PURCHASE. YOU WILL NOT BE CHARGED A SALES CHARGE WHEN PURCHASING OR REDEEMING CLASS I SHARES.

(12) THE S&P 500 IS A CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF 500 STOCKS REPRESENTING ALL MAJOR INDUSTRIES. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.

(13) THE NASDAQ COMPOSITE INDEX MEASURES ALL NASDAQ DOMESTIC AND NON-U.S.-BASED COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

This fund (formerly known as the Regions Morgan Keegan Strategic Equity Fund) changed names and modified its strategy during the fiscal year. With the appointment of Channing Capital Management LLC as its sub-advisor in early 2004, the fund shifted its focus to mid-cap value stocks, one of the best performing areas of the U.S. equity markets in recent years.For the 12-month reporting period ended November 30, 2004, the Fund's Class A Shares had a total return of 21.76%(11), based on net asset value. Due to the change in strategy during the reporting period, it is not appropriate to compare performance of the fund to a single index for the entire 12-month reporting period. For the period of December 1, 2003 through January 19, 2004, the fund was a Core Equity Fund. On January 20, 2004, Channing Capital Management officially assumed investment advisory responsibility for the Fund changing its focus to Mid Cap Value.

The fund returned 14.5% versus the total return for the Standard & Poor's MidCap 400/Barra Value Index (S&P MC 400/BV)(14) of 10.2%, outpacing the benchmark by 430 basis points (or 4.3%) for the period of approximately ten months. Stock selection was the key driver of the outperformance despite the fund's underweighting in the strong Energy and Utility sectors, sectors that traditionally have not had significant representation in Channing's investment discipline. As the economy quickened its pace somewhat over the course of the year, there was a pickup in mergers and acquisitions, as is typical in an economic upturn. The fund was a notable beneficiary of this activity with three takeovers of portfolio companies in the ten-month period.

Fund holdings in the specialty retail, business services, financial services, and health care areas were some of the key drivers of performance. Neiman-Marcus, a luxury goods retailer, was the most significant positive contributor to the fund in the specialty retail area. Brinks, an industrial conglomerate, was also a very positive contributor in the business services/capital goods area. Lincare, a home health care provider of oxygen products, was the leading contributor in the healthcare area. Other notable winners were Black and Decker, a manufacturer of handheld tools, and the cruise line company, Royal Caribbean. As previously mentioned, the fund was the beneficiary of takeovers of three portfolio holdings--Apogent Technologies, a manufacturer of science and laboratory products, Caesars Entertainment in the casino industry, and mall-based REIT, the Rouse Company.

Areas that were not as strong for the fund were media and IT services companies. This was more a result of a lagging macroeconomic recovery for these areas rather than poor execution by portfolio companies. As previously mentioned, the most significant detractors from performance relative to the S&P MC 400/BV were the strong performances of energy, industrial cyclicals, and utility stocks in the index. Although these areas have not been a significant part of its investment discipline historically, Channing continues to monitor these areas for attractive value-oriented opportunities.

We have not yet seen the full potential of the U.S. economy, which typically fuels robust earnings for mid- and small-cap companies in the early phases of an economic recovery. While the pace of Mergers & Acquisitions in 2004 surprised us, we are encouraged by shareholder-value-focused managements acting with urgency to realize the intrinsic value in their company shares. Although valuations have moved up over the past year and bargains are more challenging to uncover, business execution by companies in the fund is notable and bodes well for our continued optimism over the longer term.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE CALL 1-877-757-7424.

(14) THE S&P MC 400/BV IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF THE STOCKS IN THE STANDARD & POOR'S MIDCAP 400 INDEX HAVING THE LOWEST PRICE TO BOOK RATIOS. THE INDEX CONSISTS OF APPROXIMATELY HALF OF THE S&P 400 ON A MARKET CAPITALIZATION BASIS. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

Despite economic, political, and geopolitical uncertainty, the past year was beneficial for equity investors. For the 12-month reporting period ended November 30, 2004, the Regions Morgan Keegan Select Value Fund's Class A Shares produced a total return of 10.28%,(11) based on net asset value.

During the past year, returns for large-cap stocks lagged the broader indexes as the smaller capitalization stocks within those indexes generally outperformed. Large-cap indexes such as the Dow Jones Industrial average(15) and the S&P 100 (the OEX; the one hundred largest stocks by capitalization in the S&P 500) had returns of 8.85% and 9.08% for the 12-month reporting period ended November 30, 2004. The broader S&P 500(12) and the Standard & Poor's 500/Barra Value Index (S&P 500/BV)16 returned 12.85% and 18.97%, respectively, for the same period.

Sectors that performed well in 2004 were Materials (ahead of the S&P 50012 by +9.44%); Industrials (ahead by +10.02%); Telecom Services (ahead by +7.685%); Utilities (ahead by +11.28%); and finally, the monster sector of 2004, Energy (ahead by +38.65%). While we have listed a number outperforming sectors, the largest sector within the value universe, Finance, underperformed by 2.05%.

The Materials and Energy sectors were driven by the incremental increases in demand from the developing nations, particularly India and China which need basic materials to build their emerging infrastructure, and energy to drive their growing industries. The fund was adequately invested in most of these sectors, but was underweighted in Energy, which being the largest percentage leader, hurt the fund's performance. The underweighted position in Energy combined with a market weight in Finance were the major reasons for the fund's underperformance versus the S&P 500/BV. We are skeptical about Telecom Services chances to continue to outperform as the industry still suffers from pricing pressure. Utility stocks performed well as most investors, us included, expected interest rates to rise in 2004.Our large-cap value approach identifies deep-value stocks, out-of-favor stocks with improving fundamentals, and stocks within the S&P 500/BV having positive price and earnings momentum.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE CALL 1-877-757-7424.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

The Regions Morgan Keegan Select Growth Fund's Class A Shares had a total return of 1.93%,11 based on net asset value, for the 12-month reporting period ended November 30, 2004. Due to low dividend returns on the stocks held in the portfolio and low interest rates on cash equivalents, no dividend distributions were paid. Also, no capital gains distributions were made.

While the fund was able to report a positive return, it was below the fund's benchmark the S&P 500(12) which returned 12.85%. The Standard & Poor's 500/Barra Growth Index, a secondary index used for market comparison returned 6.88%.(17) It was a year for value stocks as the S&P 500/BV(16) index returned 18.97%.

As evidenced by the data above, it was a year to own value stocks. Value stocks are usually in more mature industries such as Materials, Finance, Banks, Energy, and Telecom services. The major growth sectors tend to be Consumer Staples, Technology and Healthcare--all of which underperformed the S&P 500(12) last year. The fund's performance was also hindered by an overweighted position in pharmaceutical stocks.

(15)  THE DOW JONES  INDUSTRIAL  AVERAGE  ("DJIA") IS AN INDEX WHICH  REPRESENTS
      SHARE PRICES OF SELECTED BLUE CHIP INDUSTRIAL CORPORATIONS AS WELL AS PUBLIC UTILITY AND TRANSPORTATION COMPANIES. THE DJIA INDICATES DAILY CHANGES IN THE AVERAGE PRICE OF STOCKS IN ANY OF ITS CATEGORIES. IT ALSO REPORTS TOTAL SALES FOR EACH GROUP OF INDUSTRIES. BECAUSE IT REPRESENTS THE TOP CORPORATIONS OF AMERICA, THE DJIA'S INDEX MOVEMENTS ARE LEADING ECONOMIC INDICATORS FOR THE STOCK MARKET AS A WHOLE. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.
(16) THE S&P 500/BV IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF THE STOCKS IN THE STANDARD & POOR'S 500 INDEX HAVING THE LOWEST PRICE TO BOOK RATIOS. THE INDEX CONSISTS OF APPROXIMATELY HALF OF THE S&P 500 ON A MARKET CAPITALIZATION BASIS. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.
(17) THE S&P 500/BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF STOCKS IN THE S&P 500 HAVING THE HIGHEST PRICE TO BOOK RATIOS. THE INDEX CONSISTS OF APPROXIMATELY HALF OF THE S&P 500 ON A MARKET CAPITALIZATION BASIS. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.

So, based on sectors and capitalization, the fund was "swimming upstream" in an effort to achieve a satisfactory return. Also, a few stocks in which the fund invested were hit with earnings shortfalls or legal problems, most notably in the Healthcare sector (Wythe, Lilly Forest Labs, and Pfizer). Capital spending, while rebounding from the mild recession, has not snapped back enough to energize the growth prospects of the larger technology stocks (Microsoft, Intel, Applied Materials and Oracle). Earnings disappointments from Colgate-Palmolive and Coca Cola hurt as well.

As we begin fiscal 2005, the Fund's management team has thoroughly reviewed the economic sectors of the market and each stock held in the fund in an effort of achieve positive absolute and relative returns in the coming year. Fiscal 2004 was the first year of the last four in which the fund failed to exceed the average return of its peers. So, our main goal for 2005 is to be back among the better performing funds in the industry.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE CALL 1-877-757-7424.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

The Regions Morgan Keegan Select Mid Cap Growth Fund's Class A Shares had a total return of 6.97%(11) based on net asset value for the 12-month reporting period ended November 30, 2004. Due to low dividend returns on the stocks held in the portfolio and low interest rates on cash equivalents, no dividend distributions were paid. A $1.319 capital gain was distributed in December 2004.While the fund reported a positive return, it slightly underperformed its benchmark, the Standard & Poor's 400/Barra Growth Index (S&P MC 400/BG)(18) which returned 8.86%. While we were pleased to report a positive return, we were disappointed that this was the first year in the fund's history that it failed to exceed the average return of its peers. The larger-capitalized S&P 500(12) returned 12.85%. While the fund was behind both the S&P 500 and S&P 400/BG this past year, the fund's longer-term outperformance versus these indexes is substantially better.

The fund's performance was ahead of its primary index and peer group until the fourth quarter of the year. One particularly fine performer for the fund was Sepracor, a pharmaceutical company that received FDA approval to market a sleep drug, which led the way with a 79% gain. However, larger gains were scarce for the fund in 2004. The usual growth sectors of technology and healthcare showed spotty gains with a number of "torpedo" stocks thrown in. As a sector, Energy stocks led the fund's performance during the middle of the year, but hindered the fund during the fourth quarter when they, as a sector, showed no gain while the market rallied. Since Energy was one of the fund's primary focuses, the weakness of the sector at a time when the market was strong held the fund back severely in the quarter and, eventually, the year. While the sector hurt returns over the shorter-term, we still feel that spending in the sector might last for a few years as capacity gains can take years to get to market.

As we begin fiscal 2005, we have thoroughly reviewed the economic sectors of the market and each stock held in the fund in an effort to achieve positive absolute and relative returns in 2005.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE CALL 1-877-757-7424.

(18)  THE S&P MC 400/BG  IS A  CAPITALIZATION-WEIGHTED  INDEX OF  COMMON  STOCKS
      REPRESENTING ALL MAJOR INDUSTRIES IN THE MID- RANGE OF THE U.S. STOCK MARKET HAVING THE HIGHEST PRICE-TO-BOOK RATIOS. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. INVESTMENTS CANNOT BE MADE IN AN INDEX.

REGIONS MORGAN KEEGAN SELECT
LIMITED MATURITY GOVERNMENT FUND-CLASS A SHARES(1)

                         GROWTH OF A $25,000 INVESTMENT

     The graph below illustrates the hypothetical investment of $25,000(2) in the Regions Morgan Keegan Select Limited Maturity Government Fund--Class A Shares (the "Fund") from November 30, 1994 to November 30, 2004, compared to the Merrill Lynch 1-3 Year Treasury Index (ML1-3T).(3)

      AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIOD ENDED NOVEMBER 30, 2004
1 Year                                                                  (4.55)%
5 Years                                                                  3.09%
10 Years                                                                 4.31%
Start of Performance (12/12/1993)                                        3.94%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION TO TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 4.50%.

(1) Historical total return information for any period or portion thereof prior to the commencement of operations of Class A Shares (May 20, 1998) will be that of Class B Shares and reflect all charges, expenses and fees incurred by Class B Shares during such periods as permitted by applicable SEC staff interpretations.

(2) Represents a hypothetical investment of $25,000 in the Fund. Effective December 1, 2001 a maximum sales charge of 4.50% was imposed on all new purchases. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3T has been adjusted to reflect reinvestment of dividends on securities in the index.

(3) The ML1-3T is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

(4) Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT
LIMITED MATURITY GOVERNMENT FUND-CLASS C SHARES

                         GROWTH OF A $10,000 INVESTMENT

     The graph below illustrates the hypothetical investment of $10,000(1) in the Regions Morgan Keegan Select Limited Maturity Government Fund--Class C Shares (the "Fund") from December 14, 2001 (start of performance) to November 30, 2004, compared to the Merrill Lynch 1-3 Year Treasury Index (ML1-3T).(2)

         AVERAGE TOTAL RETURN(3) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                   (1.74)%
Start of Performance (12/14/2001)                                         1.05%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00%.

(1) Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemptions less than 18 months from the purchase date, for shares purchased prior to January 31, 2004, and 12 months for shares purchased after January 31, 2004. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3T has been adjusted to reflect reinvestment of dividends on securities in the index.

(2) The ML1-3T is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

(3) Total return quoted reflects all applicable contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND-CLASS A SHARES(1)

                         GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,000(2) in the Regions Morgan Keegan Select Fixed Income Fund--Class A Shares (the "Fund") from November 30, 1994 to November 30, 2004 compared to the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index (ML1-10GCA+).(3)

      AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                   (3.67)%
5 Years                                                                   4.90%
10 Years                                                                  5.86%
Start of Performance (4/20/1992)                                          5.59%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION TO TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 4.50%.

(1) Historical total return information for any period or portion thereof prior to the commencement of operations of Class A Shares (May 20, 1998) will be that of Class B Shares and reflect all charges, expenses and fees incurred by Class B Shares during such periods as permitted by applicable SEC staff interpretations.

(2) Represents a hypothetical investment of $25,000 in the Fund. Effective December 1, 2001, a maximum sales charge of 4.50% was imposed on all new purchases. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-10GCA+ has been adjusted to reflect reinvestment of dividends on securities in the index.

(3) The ML1-10GCA+ is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

(4) Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND-CLASS C SHARES

                         GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000(1) in the Regions Morgan Keegan Select Fixed Income Fund--Class C Shares (the "Fund") from December 3, 2001 (start of performance) to November 30, 2004 compared to the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index (ML1-10GCA+).(2)

      AVERAGE ANNUAL TOTAL RETURN(3) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                   (0.84)%
Start of Performance (12/3/2001)                                          2.86%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00%

(1) Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemptions less than 18 months from the purchase date, for shares purchased prior to January 31, 2004, and 12 months for shares purchased after January 31, 2004. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-10GCA+ has been adjusted to reflect reinvestment of dividends on securities in the index.

(2) The ML1-10GCA+ is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

(3) Total return quoted reflects all applicable contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT
INTERMEDIATE TAX EXEMPT BOND FUND-CLASS A SHARES

                         GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,000(1) in the Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund--Class A Shares (the "Fund") from February 9, 2004 (start of performance) to November 30, 2004, compared to the Merrill Lynch 3-7 Year Municipal Index (ML3-7).(2)

        CUMULATIVE TOTAL RETURN(3) FOR THE PERIOD ENDED NOVEMBER 30, 2004

Start of Performance (2/9/2004)                                          (1.75)%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 2.00%.

(1) Represents hypothetical investment of $25,000 in the Fund after deducting the maximum sales charge of 2.00% ($25,000 investment minus $500 sales charge = $24,500). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML3-7 has been adjusted to reflect reinvestment of dividends on securities in the index.

(2) The ML3-7 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

(3) Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT
INTERMEDIATE TAX EXEMPT BOND FUND-CLASS C SHARES

                         GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000(1) in the Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund--Class C Shares (the "Fund") from February 9, 2004 (start of performance) to November 30, 2004, compared to the Merrill Lynch 3-7 Year Municipal Index (ML3-7).(2)

        CUMULATIVE TOTAL RETURN(3) FOR THE PERIOD ENDED NOVEMBER 30, 2004

Start of Performance (2/9/2004)                                          (1.25)%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00%.

(1) Represents hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemption within 12 months from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML3-7 has been adjusted to reflect reinvestment of dividends on securities in the index.

(2) The ML3-7 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

(3) Total return quoted reflects all applicable contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE
TAX EXEMPT BOND FUND-CLASS I SHARES

                         GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000(1) in the Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund--Class I Shares (the "Fund") from February 9, 2004 (start of performance) to November 30, 2004, compared to the Merrill Lynch 3-7 Year Municipal Index (ML3-7).(2)

         CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2004

Start of Performance (2/9/2004)                                          (0.04)%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(1) Represents hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML3-7 has been adjusted to reflect reinvestment of dividends on securities in the index.

(2) The ML3-7 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND-CLASS A SHARES(1)

                         GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,000(2) in the Regions Morgan Keegan Select Balanced Fund - Class A Shares (the "Fund") from December 19, 1994 (start of performance) to November 30, 2004, compared to the Standard & Poor's 500 Index/Merrill Lynch 1-10 Year Government/Corporate Index (S&P 500/ML1-10GC), the Standard & Poor's 500 Index (S&P 500) and the Lehman Brothers Government/ Credit Total Index (LBGCT).(3)

      AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                   (1.14)%
5 Years                                                                  (0.66)%
Start of Performance (12/19/1994)                                         7.18%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 5.50%.

(1) Historical total return information for any period or portion thereof prior to the commencement of operations of Class A Shares (May 20, 1998) will be that of Class B Shares and reflect all charges, expenses and fees incurred by Class B Shares during such periods as permitted by applicable SEC staff interpretations.

(2) Represents a hypothetical investment of $25,000 in the Fund. Effective December 1, 2001, a maximum sales charge of 4.50% was imposed on all new purchases. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/ML1-10GC, S&P 500, and LBGCT have been adjusted to reflect reinvestment of dividends on securities in the indexes.

(3) The S&P 500/ML1-10GC, S&P 500, and LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

(4) Total Return quoted reflects all applicable sales charges and contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND-CLASS C SHARES

                         GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000(1) in the Regions Morgan Keegan Select Balanced Fund--Class C Shares (the "Fund") from January 14, 2002 (start of performance) to November 30, 2004, compared to the Standard & Poor's 500 Index/Merrill Lynch 1-10 Year Government/Corporate Index (S&P 500/ML1-10GC), the Standard & Poor's 500 Index (S&P 500) and the Lehman Brothers Government/ Credit Total Index (LBGCT).(2)

      AVERAGE ANNUAL TOTAL RETURN(3) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                     2.86%
Start of Performance (1/14/2002)                                           1.48%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00%.

(1) Represents hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemption less than 18 months from the purchase date, for shares purchased prior to January 31, 2004, and 12 months for shares purchased after January 31, 2004. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/ML1-10GC, S&P 500, and LBGCT have been adjusted to reflect reinvestment of dividends on securities in the indexes.

(2) The S&P 500/ML1-10GC, S&P 500, and LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

(3) Total Return quoted reflects all applicable contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE-CLASS A SHARES(1)

                         GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,000(2) in the Regions Morgan Keegan Select Mid Cap Value Fund--Class A Shares (the "Fund") from December 9, 2002 (start of performance) to November 30, 2004, compared to the Standard and Poor's 500 Index (S&P 500),(3) Standard & Poor's Midcap 400/Barra Value Index (S&P MC 400/BV),(3) and Russell MidCap(R) Value Index
(RMCV).(3)

      AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                    15.07%
Start of Performance (12/09/2002)                                         14.02%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 5.50%.

(1) Historical total return information for any period or portion thereof prior to the commencement of operations of Class A Shares (December 9, 2002) will be that of Class B Shares and reflect all charges, expenses and fees incurred by Class B Shares during such periods as permitted by applicable SEC staff interpretations.

(2) Represents a hypothetical investment of $25,000 in the Fund after deducting the maximum front- end sales charge of 5.50% ($25,000 investment minus $1,375 sales charge = $23,625). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P MC 400/BV and RMCV have been adjusted to reflect reinvestment of dividends on securities in the index.

(3) The S&P 500, S&P MC 400/BV and RMCV are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. RMCV measures the performance of those Russell Midcap companies with lower price to book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The indexes are unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

(4) Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE-CLASS C SHARES

                         GROWTH OF A $10,000 INVESTMENT


The graph below illustrates the hypothetical investment of $10,000(1) in the Regions Morgan Keegan Select Mid Cap Value Fund--Class C Shares (the "Fund") from December 9, 2002 (start of performance) to November 30, 2004, compared to the Standard and Poor's 500 Index (S&P 500),(2) Standard & Poor's Midcap 400/Barra Value Index (S&P MC 400/BV),(2) and Russell MidCap(R) Value Index
(RMCV).(2)

          AVERAGE TOTAL RETURN(3) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                    19.79%
Start of Performance (12/09/2002)                                         16.85%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00%.

(1) Represents hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemptions less than 18 months from the purchase date, for shares purchased prior to January 31, 2004, and 12 months for shares purchased after January 31, 2004. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P MC 400/BV and RMCV have been adjusted to reflect reinvestment of dividends on securities in the index.

(2) The S&P 500, S&P MC 400/BV and RMCV are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. RMCV measures the performance of those Russell Midcap companies with lower price to book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

(3) Total return quoted reflects all applicable contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT VALUE FUND-CLASS A SHARES(1)

                         GROWTH OF A $25,000 INVESTMENT

     The graph below illustrates the hypothetical investment of $25,000(2) in the Regions Morgan Keegan Select Value Fund--Class A Shares (the "Fund") from December 19, 1994 (start of performance) to November 30, 2004, compared to the Standard and Poor's 500/Barra Value Index (S&P 500/BV).(3)

      AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                    4.23 %
5 Years                                                                  (1.48)%
Start of Performance (12/19/1994)                                         7.46%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 5.50%.

(1) Historical total return information for any period or portion thereof prior to the commencement of operations of Class A Shares (May 20, 1998) will be that of Class B Shares and reflect all charges, expenses and fees incurred by Class B Shares during such periods as permitted by applicable SEC staff interpretations.

(2) Represents a hypothetical investment of $25,000 in the Fund. Effective December 1, 2001 a maximum sales charge of 5.50% was imposed on all new purchases. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV has been adjusted to reflect reinvestment of dividends on securities in the index.

(3) The S&P 500/BV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

(4) Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT VALUE FUND-CLASS C SHARES

                         GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000(1) in the Regions Morgan Keegan Select Value Fund--Class C Shares (the "Fund") from February 21, 2002 (start of performance) to November 30, 2004, compared to the Standard and Poor's 500/Barra Value Index (S&P 500/BV).(2)

         AVERAGE TOTAL RETURN(3) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                     8.35%
Start of Performance (2/21/2002)                                           2.59%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00%.

(1) Represents hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemptions less than 18 months from the purchase date, for shares purchased perior to January 31, 2004, and 12 months for shares purchased after January 31, 2004. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV has been adjusted to reflect reinvestment of dividends on securities in the index.

(2) The S&P 500/BV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

(3) Total return quoted reflects all applicable contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT VALUE FUND-CLASS I SHARES

                         GROWTH OF A $10,000 INVESTMENT

     The graph below illustrates the hypothetical investment of $10,000(1) in the Regions Morgan Keegan Select Value Fund--Class I Shares (the "Fund") from June 17, 2004 (start of performance) to November 30, 2004 compared to the Standard and Poor's 500/Barra Value Index (S&P 500/BV).(2)

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2004

Start of Performance (6/17/2004)                                           5.63%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OF LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(1) Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV has been adjusted to reflect reinvestment of dividends on securities in the index.

(2) The S&P 500/BV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND-CLASS A SHARES(1)

                         GROWTH OF A $25,000 INVESTMENT

     The graph below illustrates the hypothetical investment of $25,000(2) in the Regions Morgan Keegan Select Growth Fund--Class A Shares (the "Fund") from November 30, 1994 to November 30, 2004 compared to the S&P 500 Index (S&P
500).(3)

      AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                   (3.68)%
5 Years                                                                  (8.11)%
10 Years                                                                  7.99%
Start of Performance (4/20/1992)                                          7.21%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-800-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 5.50%.

(1) Historical total return information for any period or portion thereof prior to the commencement of operations of Class A Shares (May 20, 1998) will be that of Class B Shares and reflect all charges, expenses and fees incurred by Class B Shares during such periods as permitted by applicable SEC staff interpretations.

(2) Represents a hypothetical investment of $25,000 in the Fund. Effective December 1, 2001, a maximum sales charge of 5.50% was imposed on all new purchases. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the indexes.

(3) The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

(4) Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND-CLASS C SHARES

                         GROWTH OF A $10,000 INVESTMENT

     The graph below illustrates the hypothetical investment of $10,000(1) in the Regions Morgan Keegan Select Growth Fund--Class C Shares (the "Fund") from January 7, 2002 (start of performance) to November 30, 2004 compared to the S&P 500 Index (S&P 500).(2)

      AVERAGE ANNUAL TOTAL RETURN(3) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                    0.20%
Start of Performance (1/7/2002)                                          (1.25)%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00%.

(1) Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemptions less than 18 months from the purchase date, for shares purchased prior to January 31, 2004, and 12 months for shares purchased after January 31, 2004. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

(2) The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

(3) Total return quoted reflects all applicable contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND-CLASS A SHARES(1)

                         GROWTH OF A $25,000 INVESTMENT

     The graph below illustrates the hypothetical investment of $25,000(2) in the Regions Morgan Keegan Select Mid Cap Growth Fund--Class A Shares (the "Fund") from November 30, 1994 to November 30, 2004 compared to the S&P 500 Index (S&P 500), the S&P Midcap 400/Barra Growth Index (S&P MC 400/BG), and the Lipper Mid-Cap Growth Funds Index (LMGFI).(3)

     AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                     1.09%
5 Years                                                                   10.59%
10 Years                                                                  17.67%
Start of Performance (6/30/1993)                                          14.60%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-800-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 5.50%.

(1) Historical total return information for any period or portion thereof prior to the commencement of operations of Class A Shares (May 20, 1998) will be that of Class B Shares and reflect all charges, expenses and fees incurred by Class B Shares during such periods as permitted by applicable SEC staff interpretations.

(2) Represents a hypothetical investment of $25,000 in the Fund. Effective December 1, 2001, a maximum sales charge of 5.50% was imposed on all new purchases. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P MC 400/BG and LMGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

(3) The S&P 500, S&P MC 400/BG and LMGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes measure the performance of the 30 largest mutual funds in each prospective fund category. The indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

(4) Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND-CLASS C SHARES

                         GROWTH OF A $10,000 INVESTMENT

     The graph below  illustrates the  hypothetical  investment of $10,000(1) in the Regions Morgan Keegan Select Mid Cap Growth Fund--Class C Shares (the "Fund") from January 7, 2002 (start of performance) to November 30, 2004 compared to the Standard & Poor's 500 Index (S&P 500), the Standard & Poor's Midcap 400/Barra Growth Index (S&P MC 400/BG), and the Lipper Mid-Cap Growth Funds Index (LMGFI).(2)

     AVERAGE ANNUAL TOTAL RETURN(3) FOR THE PERIOD ENDED NOVEMBER 30, 2004

1 Year                                                                    5.15%
Start of Performance (1/7/2002)                                           5.59%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00%.

(1) Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemptions less than 18 months from the purchase date, for shares purchased prior to January 31, 2004, and 12 months for shares purchased after January 31, 2004. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P MC 400/BG and LMGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

(2) The S&P 500, the S&P MC 400/BG and the LMGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes measure the performance of the 30 largest mutual funds in each prospective fund category. The indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

(3) Total return quoted reflects all applicable contingent deferred sales charges.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND-CLASS I SHARES

                         GROWTH OF A $10,000 INVESTMENT

     The graph below illustrates the hypothetical investment of $10,000(1) in the Regions Morgan Keegan Select Mid Cap Growth Fund--Class I Shares (the "Fund") from June 24, 2004 (start of performance) to November 30, 2004 compared to the Standard & Poor's 500 Index (S&P 500),(2) the Standard & Poor's Midcap 400/Barra Growth Index (S&P MC 400/BG),2 and the Lipper Mid-Cap Growth Funds Index (LMGFI).(2)

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2004

Start of Performance (6/24/2004)                                          2.66%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OF LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH END PERFORMANCE CALL 1-877-757-7424. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(1) Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P MC 400/BG and LMGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

(2) The S&P 500, the S&P MC 400/BG and the LMGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes measure the performance of the 30 largest mutual funds in each prospective fund category. The indexes are unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004.

ACTUAL EXPENSES

For each fund, the first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each fund, the second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                       BEGINNING     ENDING
                                       ACCOUNT       ACCOUNT        EXPENSES
                                       VALUE         VALUE          PAID DURING
                                       6/1/2004      11/30/2004     PERIOD(1)

TREASURY MONEY MARKET FUND

Actual

Class A Shares                         $1,000        $1,003.80      $3.21

Hypothetical (assuming a 5% return
before expenses)

Class A Shares                         $1,000        $1,021.86      $3.24

GOVERNMENT MONEY MARKET FUND

Actual

Class A Shares                         $1,000        $1,003.90      $3.62

Hypothetical (assuming a 5% return
before expenses)

Class A Shares                         $1,000        $1,021.46      $3.65

LIMITED MATURITY GOVERNMENT FUND

Actual

Class A Shares                         $1,000        $1,006.30      $4.78

Class C Shares                         $1,000        $999.40        $8.52

Hypothetical (assuming a 5% return
before expenses)

Class A Shares                         $1,000        $1,021.31      $4.81

Class C Shares                         $1,000        $1,016.55      $8.59

FIXED INCOME FUND

Actual

Class A Shares                         $1,000        $1,011.60      $4.94

Class C Shares                         $1,000        $1,007.80      $8.71

Hypothetical (assuming a 5% return
before expenses)

Class A Shares                         $1,000        $1,020.16      $4.96

Class C Shares                         $1,000        $1,016.39      $8.74

INTERMEDIATE TAX EXEMPT BOND FUND

Actual

Class A Shares                         $1,000        $1,019.90      $3.19

Class C Shares                         $1,000        $1,016.90      $6.22

Class I Shares                         $1,000        $1,020.60      $1.92

Hypothetical (assuming a 5% return
before expenses)

Class A Shares                         $1,000        $1,021.91      $3.19

Class C Shares                         $1,000        $1,018.90      $6.23

Class I Shares                         $1,000        $1,023.16      $1.93

BALANCED FUND

Actual

Class A Shares                         $1,000        $1,023.10      $6.75

Class C Shares                         $1,000        $1,018.50      $10.58

Hypothetical (assuming a 5% return
before expenses)

Class A Shares                         $1,000        $1,018.40      $6.73

Class C Shares                         $1,000        $1,014.59      $10.56

VALUE FUND

Actual

Class A Shares                         $1,000        $1,069.70      $6.67

Class C Shares                         $1,000        $1,065.30      $10.58

Hypothetical (assuming a 5% return
before expenses)

Class A Shares                         $1,000        $1,018.55      $6.51

Class C Shares                         $1,000        $1,014.75      $10.33

MID CAP VALUE FUND

Actual

Class A Shares                         $1,000        $1,130.60      $7.72

Class C Shares                         $1,000        $1,127.70      $10.21

Hypothetical (assuming a 5% return
before expenses)

Class A Shares                         $1,000        $1,017.75      $7.31

Class C Shares                         $1,000        $1,015.40      $9.67

GROWTH FUND

Actual

Class A Shares                         $1,000        $986.50        $6.11

Class C Shares                         $1,000        $983.00        $9.67

Hypothetical (assuming a 5% return
before expenses)

Class A Shares                         $1,000        $1,018.85      $6.21

Class C Shares                         $1,000        $1,015.25      $9.82

MID CAP GROWTH FUND

Actual

Class A Shares                         $1,000        $1,035.60      $6.36

Class C Shares                         $1,000        $1,032.40      $10.11

Hypothetical (assuming a 5% return
before expenses)

Class A Shares                         $1,000        $1,018.75      $6.31

Class C Shares                         $1,000        $1,015.05      $10.02

(1) Expenses are equal to the Funds' Class A Shares, Class C Shares and Class I Shares annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratios for the period ended 11/30/04 were as follows:

TREASURY MONEY MARKET

Class A Shares                                          0.64%

GOVERNMENT MONEY MARKET FUND

Class A Shares                                          0.72%

LIMITED MATURITY GOVERNMENT FUND

Class A Shares                                          0.95%

Class C Shares                                          1.70%

Fixed Income Fund

Class A Shares                                          0.98%

Class C Shares                                          1.73%

INTERMEDIATE TAX EXEMPT BOND FUND

Class A Shares                                          0.63%

Class C Shares                                          1.23%

Class I Shares                                          0.38%

BALANCED FUND

Class A Shares                                          1.33%

Class C Shares                                          2.09%

VALUE FUND

Class A Shares                                          1.29%

Class C Shares                                          2.05%

MID CAP VALUE FUND

Class A Shares                                          1.45%

Class C Shares                                          1.92%

GROWTH FUND

Class A Shares                                          1.23%

Class C Shares                                          1.95%

MID CAP GROWTH FUND

Class A Shares                                          1.25%

Class C Shares                                          1.99%

TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS SUMMARY TABLE AT NOVEMBER 30,
2004, THE FUND'S ASSET ALLOCATIONS WERE AS FOLLOWS:

                                                                  Percentage of
                                                                      Total
                                                                  Investments(1)

U.S. Treasury Obligations                                              75.6%
Mutual Funds                                                           24.4%
  Total                                                               100.0%

(1) Percentages are based on total investments, which may differ from total net assets used in computing the percentages in the Portfolio of Investments which follows.

TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2004

PRINCIPAL
AMOUNT                                                 VALUE

U.S. TREASURY OBLIGATIONS 96.1%

                    U.S. TREASURY BILLS 96.1%

$ 70,000,000(1,2)   1.84%, 12/2/2004             $  69,996,885
  70,000,000(1,2)   1.90%, 12/9/2004                69,975,044
  75,000,000(1,2)   1.93%, 12/16/2004               74,948,625
  40,000,000(1)     1.95%, 12/23/2004               39,954,289
  15,000,000(1,2)   2.03%, 12/30/2004               14,978,854
  70,000,000(1,2)   2.05%, 1/6/2005                 69,879,675
  65,000,000(1,2)   1.96%, 1/13/2005                64,868,223
  65,000,000(1,2)   1.88%, 1/20/2005                64,841,181
  60,000,000(1,2)   1.84%, 1/27/2005                59,827,615
  65,000,000(1,2)   1.95%, 2/3/2005                 64,782,756
  60,000,000(1,2)   2.05%, 2/10/2005                59,774,723
  15,000,000(1,2)   2.08%, 2/17/2005                14,941,663
  15,000,000(1,2)   2.16%, 2/24/2005                14,933,240
  35,000,000(1,2)   2.20%, 3/3/2005                 34,813,381
  30,000,000(1,2)   2.21%, 3/10/2005                29,826,853
  20,000,000(1)     2.20%, 3/17/2005                19,872,211
  20,000,000(1,2)   2.20%, 3/24/2005                19,872,561
  15,000,000(1)     1.96%, 4/14/2005                14,877,725
  10,000,000(1,2)   1.99%, 4/21/2005                 9,914,029
  15,000,000(1,2)   2.04%, 4/28/2005                14,864,486

                    TOTAL U.S. TREASURY            827,744,019
                    OBLIGATIONS

     SHARES                                               VALUE
MUTUAL FUNDS 31.1%

  241,520,122       Bank of New York Institutional
                    Cash Reserves Fund (held
                    ascollateral for
                    securitieslending)               $  241,520,122
  10,486,788        Federated U.S. Treasury Cash
                    Reserves                             10,486,788
  7,175,235         Goldman Sachs Financial Square
                    Trust                                 7,175,235
  8,355,806         Black Rock Provident
                    Institutional Federal Security
                    Portfolio                             8,355,806
                    TOTAL MUTUAL FUNDS (IDENTIFIED
                    COST $267,537,951)                  267,537,951
                    Total Investments127.2%
                    (identified cost
                    $1,095,281,970)(3)                1,095,281,970
                    Other Assets and
                    LiabilitiesNet(27.2)%              (233,912,495)
                    Total Net Assets100%             $  861,369,475

(1)  Discount rate at date of purchase.

(2)  Certain   principal   amounts  are  temporarily  on  loan  to  unaffiliated
     broker/dealers.

(3)  Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2004.

(SEE NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS)

GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE AT NOVEMBER 30,
2004, THE FUND'S ASSET ALLOCATIONS WERE AS FOLLOWS:

                                                               Percentage of
                                                                   Total
                                                               Investments(1)

U.S. Government Agencies                                                60.4%
Repurchase Agreements                                                   37.9%
U.S. Treasury Obligations                                                1.7%
  Total                                                                100.0%

(1) Percentages are based on total investments, which may differ from total net assets used in computing the percentages in the Portfolio of Investments which follows.

GOVERNMENT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2004


PRINCIPAL                                                              VALUE
AMOUNT

U.S. GOVERNMENT AGENCIES 59.6%
               FEDERAL HOME LOAN BANK 6.7%(1)
$3,925,000(2)  1.320% - 1.770%, 2/18/2005 -
               5/27/2005                                             $ 3,924,876
               FEDERAL HOME LOAN BANK
               DISCOUNT NOTES 1.7%(1)
 1,000,000(2)  1.000%, 12/6/2004                                         999,730
               FEDERAL HOME LOAN MORTGAGE CORPORATION
               DISCOUNT NOTES 23.9%(1)
 14,000,000(2) 1.000%, 12/7/2004 - 5/3/2005                           13,957,397
               FEDERAL NATIONAL MORTGAGE ASSOCIATION
               DISCOUNT NOTES 27.3%(1)
 16,000,000(2) 1.000%, 12/1/2004 - 4/29/2005                          15,934,724
                 TOTAL U.S. GOVERNMENT AGENCIES                       34,816,727
U.S. TREASURY OBLIGATIONS 1.7%
               U.S. TREASURY BILL 1.7%
 1,000,000(2)  1.000% 2/3/2005                                           996,844

PRINCIPAL                                                              VALUE
AMOUNT

REPURCHASE AGREEMENTS 37.5%
$10,000,000    Repurchase agreement with Mizuho
               Securities, 1.900%, dated 11/30/2004, to
               be repurchased at $10,000,528 on
               12/1/2004, collateralized by a U.S.
               Treasury Obligation with a maturity of
               2/15/2016, collateral market value of
               $10,399,078                                           $10,000,000

 11,870,217    Repurchase agreement with G.X. Clarke &
               Co., 1.950%, dated 11/30/2004, to be
               repurchased at $11,870,860 on 12/1/2004,
               collateralized by a U.S. Treasury
               Obligation  with a maturity of
               10/15/2006, collateral market value of
               $12,109,981                                            11,870,217
                   TOTAL REPURCHASE AGREEMENTS                        21,870,217
                   TOTAL INVESTMENTS 98.8%
                   (IDENTIFIED COST 57,683,788)(3)                    57,683,788
                   OTHER ASSETS AND LIABILITIES
                   NET 1.2%                                              721,769

                   TOTAL NET ASSETS 100%                           $  58,405,557


(1) The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

(2) Yield at date of purchase.

(3) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2004.

(See Notes which are an integral part of the Financial Statements)

LIMITED MATURITY GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS SUMMARY TABLE

At November 30, 2004, the Fund's asset allocations were as follows:


                                                               PERCENTAGE OF
                                                            TOTAL INVESTMENTS(1)

Government Agencies                                                       40.8%
Mutual Fund                                                               19.3%
U.S. Treasury                                                             17.7%
Corporate Bonds                                                           13.4%
Repurchase Agreement                                                       8.8%
   TOTAL                                                                  100.0%


(1) Percentages are based on total investments, which may differ from total net assets used in computing the percentages in the Portfolio of Investments which follows.

LIMITED MATURITY GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2004

PRINCIPAL
 AMOUNT                                                            VALUE

CORPORATE BONDS 17.2%
                AEROSPACE & Defense 2.8%
$3,000,000      United Technologies Corp.,
                4.875%, 11/1/2006                              $  3,085,920
                COMMERCIAL BANKS 1.9%
 2,000,000      Bank of America Corp.,
                5.250%, 2/1/2007                                  2,075,700
                COMPUTERS & PERIPHERALS 2.3%
 2,500,000      International Business Machines Corp.,
                4.875%, 10/1/2006                                 2,574,400
                CONSUMER FINANCE 2.8%
 3,000,000      Household Finance Corp.,
                5.750%, 1/30/2007                                 3,136,890
                DIVERSIFIED FINANCIAL SERVICES 1.9%
 2,000,000      General Electric Capital Corp.,
                5.375%, 3/15/2007                                 2,080,400
                PHARMACEUTICALS 5.5%
 3,000,000(1)   Abbott Laboratories,
                5.625%, 7/1/2006                                  3,113,820
 3,000,000      Bristol-Myers Squibb Co.,
                4.750%, 10/1/2006                                 3,074,400
                   Total                                          6,188,220
                   TOTAL CORPORATE BONDS
                   (IDENTIFIED COST
                   $18,661,308)                                  19,141,530

GOVERNMENT AGENCIES 52.4%
                FEDERAL HOME LOAN BANKS
                17.2%(2)

 5,000,000      3.250%, 8/15/2005                                 5,022,600
 4,000,000      3.375%, 9/14/2007                                 3,992,080
 3,000,000      4.000%, 2/15/2005                                 3,010,950
 3,500,000      4.125%, 5/13/2005                                 3,526,670
 3,500,000      4.375%, 2/15/2005                                 3,515,435
                   Total                                         19,067,735

PRINCIPAL
 AMOUNT                                                            VALUE

GOVERNMENT AGENCIES CONTINUED
                FEDERAL HOME
                LOAN MORTGAGE
                CORPORATION 7.2%(2)
$4,000,000      3.750%, 8/3/2007                              $   3,996,560
 4,000,000      3.800%, 6/28/2007                                 4,005,440
                   Total                                          8,002,000
                FEDERAL NATIONAL MORTGAGE
                ASSOCIATION 28.0%(2)
 3,000,000      2.950%, 12/6/2005                                 3,001,770
 4,000,000      3.250%, 6/28/2006                                 4,002,080
 4,000,000(1)   3.250%, 11/15/2007                                3,972,080
 4,000,000      3.625%, 1/19/2007                                 4,019,280
 3,000,000(1)   3.750%, 5/17/2007                                 3,002,190
 4,000,000      3.750%, 7/6/2007                                  4,002,960
 4,000,000      4.375%, 10/15/2006                                4,088,000

 5,000,000      5.150%, 5/3/2007                                  5,050,000
                   Total                                         31,138,360
                   TOTAL GOVERNMENT AGENCIES
                   (IDENTIFIED COST
                   $58,597,020)                                  58,208,095
U.S. TREASURY 22.7%
                 U.S. TREASURY NOTES 22.7%
 4,000,000(1)    2.750%, 6/30/2006                                3,993,120
 3,000,000(1)    3.000%, 11/15/2007                               2,977,500
 3,000,000(1)    3.125%, 5/15/2007                                2,999,070
 3,000,000(1)    3.250%, 8/15/2007                                3,003,750
 4,000,000(1)    3.500%, 11/15/2006                               4,038,120
 4,000,000(1)    4.625%, 5/15/2006                                4,102,480
 4,000,000(1)    5.750%, 11/15/2005                               4,116,560
                   TOTAL U.S. TREASURY
                   (IDENTIFIED COST
                   $25,482,196)                                  25,230,600

  SHARES                                                           VALUE

MUTUAL FUND-24.8%
 27,602,391      Bank of New York Institutional Cash
                 Reserves Fund (held as collateral
                 for securities lending)
                 (IDENTIFIED COST $27,602,391)                  $27,602,391

PRINCIPAL
 AMOUNT                                                            VALUE

REPURCHASE AGREEMENT 11.4%
$12,624,956      Repurchase agreement with G.X. Clarke &
                 Co., 1.950%, dated 11/30/2004, to be
                 repurchased at $12,625,640 on 12/1/2004,
                 collateralized by a U.S. Treasury
                 Obligation with maturity of 5/15/2005,
                 collateral market value of $12,880,087
                 (AT AMORTIZED COST OF $12,624,956)             $12,624,956
                 TOTAL INVESTMENTS 128.5%
                 (IDENTIFIED COST $142,967,871)(3)              142,807,572
                 OTHER ASSETS AND
                 LIABILITIES NET(28.5)%                         (31,715,288)
                 TOTAL NET ASSETS 100%                        $ 111,092,284


(1) Certain principal amounts are temporarily on loan to unaffiliated broker/ dealers.

(2) The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

(3) The cost of investments for federal tax purposes amounts to $143,447,551.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2004.

(See Notes which are an integral part of the Financial Statements)

FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS SUMMARY TABLE AT NOVEMBER 30,
2004, THE FUND'S ASSET ALLOCATIONS WERE AS FOLLOWS:

                                                                  PERCENTAGE OF
                                                                      TOTAL
                                                                  INVESTMENTS(1)
Government Agencies                                                        31.1%
Corporate Bonds                                                            23.2%
Mutual Funds                                                               22.1%
U. S. Treasury Obligations                                                 11.9%
Mortgage Backed Securities                                                 11.7%
   TOTAL                                                                  100.0%


(1) Percentages are based on total investments, which may differ from total net assets used in computing the percentages in the Portfolio of Investments which follows.

FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2004

PRINCIPAL
 AMOUNT                                                      VALUE

Corporate Bonds 28.9%
                CONSUMER DISCRETIONARY 1.2%
                MEDIA 1.2%
$3,000,000      Washington Post Co., Note,
                5.50%, 2/15/2009                        $  3,159,960
                CONSUMER STAPLES 3.1%
                FOOD PRODUCTS 1.9%
 5,000,000      Sara Lee Corp., Note, 5.95%,
                1/20/2005                                  5,021,500
                PERSONAL PRODUCTS 1.2%
 3,000,000      Avon Products, Inc., Sr.
                Note, 6.55%, 8/1/2007                      3,211,560
                Total Consumer Staples                     8,233,060
                ENERGY 2.5%
                OIL & GAS 2.5%
 2,000,000      Atlantic Richfield Co.,
                Note, 5.90%, 4/15/2009                     2,152,880
 4,500,000      BP Capital Markets PLC,
                Note, 4.625%, 5/27/2005                    4,546,620
                Total Energy                               6,699,500
                FINANCIALS 17.3%
                CAPITAL MARKETS 5.8%
 6,000,000      Goldman Sachs Group, Inc.,
                Note, 5.50%, 11/15/2014                    6,171,420
 5,000,000      J.P. Morgan Chase & Co.,
                Sub. Note, 6.50%, 1/15/2009                5,423,800
 4,000,000(1)   Merrill Lynch & Co., Inc.,
                Note, 2.94%, 1/30/2006                     3,995,840
                Total                                     15,591,060
                COMMERCIAL BANKS 1.6%
 4,000,000      Wells Fargo & Co., Note,
                5.90%, 5/21/2006                           4,162,280
                CONSUMER FINANCE 6.9%
 5,000,000      American General Finance
                Corp., Note, Series MTN,
                4.625%, 9/1/2010                           5,009,950
 5,000,000      Household Finance Corp.,
                Note, 4.625%, 1/15/2008                    5,119,750
 8,000,000      Household Finance Corp.,
                Unsecd. Note, 5.75%,
                1/30/2007                                  8,365,040
                  Total                                   18,494,740

PRINCIPAL
 AMOUNT                                                     VALUE

CORPORATE BONDS CONTINUED
                       DIVERSIFIED FINANCIAL
                       SERVICES 3.0%

$4,000,000             Citigroup, Inc., Note,
                       4.125%, 6/30/2005                   4,033,960

 4,000,000             General Electric Capital
                       Corp., Note, (Series MTNA),
                       5.375%, 3/15/2007                   4,160,800

                         Total                             8,194,760

                         Total Financials                 46,442,840

                       HEALTHCARE 1.5%

                PHARMACEUTICALS 1.5%
 4,000,000      Pfizer, Inc., Note, 2.50%,
                3/15/2007                                  3,903,400
                INDUSTRIALS 2.0%
                ELECTRICAL EQUIPMENT 2.0%
 5,000,000      Emerson Electric Co.,                      5,353,600
                Unsecd. Note, 5.85%, 3/15/2009
                INFORMATION TECHNOLOGY 1.3%
                COMPUTERS &
                PERIPHERALS 1.3%
 3,500,000      International Business                     3,604,160
                Machines Corp., 4.875%,
                10/1/2006
                  TOTAL CORPORATE BONDS
                  (IDENTIFIED COST $75,104,492)           77,396,520
GOVERNMENT AGENCIES 38.8%
                FEDERAL HOME LOAN
                BANK 12.1%(2)
 5,000,000      5.375%, 2/15/2006                          5,141,750
 2,000,000      5.615%, 3/1/2006                           2,063,060
 5,000,000      5.80%, 3/30/2009                           5,382,250
 3,000,000      5.875%, 11/15/2007                         3,198,270
 2,000,000      5.875%, 2/15/2011                          2,175,160
 2,005,000(1)   6.375%, 8/15/2006                          2,112,749
 5,000,000      6.50%, 11/15/2006                          5,310,700
 7,000,000      7.125%, 2/15/2005                          7,070,000
                  Total                                   32,453,939
 PRINCIPAL
 AMOUNT                                                    VALUE
GOVERNMENT AGENCIES CONTINUED
                FEDERAL HOME LOAN MORTGAGE
                CORPORATION 14.3%(2)
$8,000,000      4.375%, 7/30/2009                          8,008,400
 6,000,000      5.25%, 11/5/2012                           6,041,220
 4,000,000      5.50%, 7/15/2006                           4,151,880
 4,000,000(1)   5.75%, 4/15/2008                           4,270,720
 4,000,000(1)   5.75%, 3/15/2009                           4,295,280
 1,750,000(1)   6.00%, 6/15/2011                           1,916,495
 3,000,000      6.375%, 8/1/2011                           3,125,370
 4,000,000      6.625%, 9/15/2009                          4,455,600
 2,000,000      7.00%, 7/15/2005                           2,054,740
                  Total                                   38,319,705
                FEDERAL NATIONAL MORTGAGE
                ASSOCIATION 12.4%(2)
 4,000,000(1)   4.625%, 10/15/2014                         3,961,040
 6,000,000      4.65%, 6/24/2009                           6,039,180
 6,000,000(1)   5.00%, 1/15/2007                           6,214,680
 3,000,000      5.25%, 4/15/2007                           3,132,090
 5,000,000      5.625%, 2/28/2012                          5,135,550
 4,000,000(1)   6.00%, 5/15/2008                           4,306,560
 4,000,000      6.625%, 9/15/2009                          4,455,600
                  Total                                   33,244,700
                  TOTAL GOVERNMENT AGENCIES
                  (IDENTIFIED COST
                  $100,411,719)                          104,018,344
MORTGAGE BACKED SECURITIES 14.5%
                GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION 14.5%
 4,141,908      5.00%, 7/15/2018                           4,240,693
 4,408,596      5.00%, 11/15/2018                          4,513,740
 4,711,130      5.00%, 11/15/2018                          4,823,490
 4,929,833      5.00%, 2/1/2019                            5,047,409
PRINCIPAL                                                  VALUE

AMOUNT OR
 SHARES
MORTGAGE BACKED SECURITIES CONTINUED
                GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION CONTINUED
$10,046,014     5.00%, 7/1/2019                           10,282,497
 4,958,519      5.00%, 9/15/2019                           5,075,243
 2,454,640      5.50%, 2/15/2018                           2,558,791
 2,247,383      5.50%, 3/1/2018                            2,342,740
                  Total                                   38,884,603
                  TOTAL MORTGAGE BACKED                   38,884,603
                  SECURITIES (IDENTIFIED COST
                  $38,902,438)
U.S. TREASURY 14.9%
                U.S. TREASURY NOTES 14.9%
 6,000,000(1)   3.50%, 11/15/2006                          6,057,180
 6,000,000(1)   4.25%, 11/15/2013                          5,971,860
 6,000,000(1)   4.375%, 5/15/2007                          6,175,320
 6,000,000(1)   4.625%, 5/15/2006                          6,153,720
 9,000,000(1)   4.75%, 5/15/2014                           9,278,460
 6,000,000(1)   5.75%, 11/15/2005                          6,174,840
                  Total                                   39,811,380
                  TOTAL U.S. TREASURY NOTES
                  (IDENTIFIED COST $40,077,588)           39,811,380
MUTUAL FUNDS 29.1%
71,295,700      Bank of New York
                Institutional Cash Reserves
                Fund (held as collateral for
                securities lending)                       71,295,700
 3,395,407      Fidelity Money Market Fund                 3,395,407
 3,400,162      Fidelity Prime Money Fund                  3,400,162
                TOTAL MUTUAL FUNDS
                (IDENTIFIED COST $78,091,269)             78,091,269
                TOTAL INVESTMENTS 126.2%
                (IDENTIFIED COST
                $332,587,506)(3)                         338,202,116
                OTHER ASSETS AND
                LIABILITIES NET (26.2)%                  (70,139,578)
                TOTAL NET ASSETS 100%                    268,062,538

(1) Certain principal amounts are temporarily on loan to unaffiliated broker/dealers.
(2) The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(3) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2004.
The following acronym is used throughout this portfolio:
MTN-Medium Term Note

(SEE NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS)

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE AT NOVEMBER 30, 2004, THE FUND'S ASSET ALLOCATIONS WERE AS FOLLOWS:
                                                              PERCENTAGE OF
                                                            TOTAL INVESTMENTS(1)

Long Term Municipals                                                       96.5%
Mutual Fund                                                                 3.5%
 TOTAL                                                                    100.0%

(1) Percentages are based on total investments, which may differ from total net assets used in computing the percentages in the Portfolio of Investments which follows.

INTERMEDIATE TAX EXEMPT BOND FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2004

 PRINCIPAL
 AMOUNT                                                                  VALUE
MUNICIPAL BONDS 95.7%
                ALABAMA 31.1%
$ 90,000        Alabama HFA Single Family, Revenue
                Bonds, 5.45% (GNMA Collateralized
                Home Mortgage Program LOC)/(Original
                Issue Yield: 5.45%), 10/1/2007                        $   91,618
 250,000        Alabama State Public School &
                College Authority, Revenue Bonds,
                4.75% (Original Issue Yield: 4.85%),
                11/1/2006                                                258,012
 500,000        Alabama Water PCA, Revenue Bond,
                4.75% (AMBAC INS)/(Original Issue
                Yield: 4.90%), 8/15/2014                                 526,755
 500,000        Anniston, AL Waterworks & Sewer
                Board, Refunding Revenue Bonds,
                4.00%, 12/1/2005                                         512,595
 430,000        Athens, AL, GO UT Warrants, 4.65%
                (AMBAC INS)/(Original Issue Yield:
                4.70%), 8/1/2011                                         453,504
 500,000        Auburn University, AL, Revenue
                Bonds, 3.80% (AMBAC INS)/(Original
                Issue Yield: 3.90%), 6/1/2006                            511,275
 110,000        Auburn, AL Water Works Board Water
                Revenue, Revenue Bonds, 4.45%
                (Original Issue Yield: 4.45%),
                7/1/2011                                                 117,397
 250,000        Auburn, AL, GO UT, 4.10% (Original
                Issue Yield: 4.20%), 12/1/2004                           250,015
 250,000        Auburn, AL, GO UT Warrants, 4.30%
                (Original Issue Yield: 4.35%),
                12/1/2007                                                262,725
 200,000        Auburn, AL, GO UT, 3.90% (Original
                Issue Yield: 4.00%), 1/1/2008                            208,112
 250,000        Auburn, AL, GO UT, 4.10% (Original
                Issue Yield: 4.20%), 12/1/2004                           250,015
 250,000        Baldwin County, AL, Refunding Bonds,
                5.20%, 6/1/2008                                          265,267
  60,000        Birmingham, AL Medical Clinic Board,
                Refunding Revenue Bonds, 7.30%,
                7/1/2005                                                  61,832
 PRINCIPAL
 AMOUNT                                                                  VALUE
MUNICIPAL BONDS CONTINUED
                ALABAMA CONTINUED
$165,000        Birmingham, AL Medical Clinic Board,
                Revenue Bonds, 8.30% (Baptist
                Medical Center, AL),
                7/1/2008                                             $   185,077

 500,000        Birmingham, AL Special Care
                Facilities Financing Authority,
                Revenue Bonds, 3.70% (AMBAC
                INS)/(Original Issue Yield: 33.78%),
                6/1/2009                                                 514,215
 250,000        Blount County, AL Water Authority,
                4.75% (AMBAC INS)/(Original Issue
                Yield: 4.90%), 8/1/2006                                  259,960
 500,000        Decatur, AL Water Revenue Bonds, GO
                UT Revenue Bonds, 4.65% (FSA
                LOC)/(Original Issue Yield: 4.65%),
                5/1/2010                                                 535,745
 275,000        Dothan, AL, GO UT Warrants, 6.25%
                (Original Issue Yield: 6.249%),
                9/1/2007                                                 296,805
 500,000        Homewood, AL, GO LT, 3.625%
                (Original Issue Yield: 3.65%),
                9/1/2008                                                 515,935
 500,000        Houston County, AL Board Education
                Capital Outlay, Special Tax
                Warrants, 4.57% (MBIA Insurance
                Corp. INS)/ (Original Issue Yield:
                4.57%), 12/1/2007                                        530,075
 300,000        Houston County, AL Hospital Board,
                Revenue Bonds Special tax, 6.875%
                (Original Issue Yield: 6.874%),
                4/1/2007                                                 309,807
 500,000        Houston County, AL, 4.95% (AMBAC
                INS), 10/15/2007                                         534,295
 250,000        Huntsville, AL Electric Systems,
                Revenue Bonds, 4.00%, 12/1/2008                          262,455
 500,000        Huntsville, AL Health Care
                Authority, Revenue Bonds, 4.70%
                (MBIA Insurance Corp. INS)/(Original
                Issue Yield: 4.70%), 6/1/2012                            531,825
 500,000        Huntsville, AL Water Systems,
                Revenue Bonds Warrants, 4.875%
                (Original Issue Yield: 4.95%),
                11/1/2015                                                528,420
 PRINCIPAL
 AMOUNT                                                                  VALUE
MUNICIPAL BONDS CONTINUED
                ALABAMA CONTINUED
$500,000        Limestone County, AL Water
                Authority, 4.70% (AMBAC
                INS)/(Original Issue Yield: 4.80%),
                12/1/2009                                            $   533,545
 260,000        Limestone County, AL, GO UT Bonds
                (Series A), 3.20% (AMBAC INS),
                11/1/2006                                                264,454
 245,000        Limestone County, AL, GO UT Bonds
                (Series A), 3.40% (AMBAC INS),
                11/1/2007                                                251,571
 500,000        Madison County, AL, GOUT Warrants,
                4.55% (Original Issue Yield:
                4.642%), 6/1/2005                                        506,350
 150,000        Madison, AL Water &
                Wastewater Board, Revenue
                Bonds, 4.50% (AMBAC                                      160,176

                INS)/(Original Issue Yield: 4.50%),
                12/1/2010
 300,000        Madison, AL, 4.20% (Original Issue
                Yield: 4.30%), 2/1/2009                                  316,023
 250,000        Madison, AL, GO UT Warrants, 3.85%
                (FSA INS)/ (Original Issue Yield:
                3.95%), 2/1/2005                                         250,777
 250,000        Madison, AL, GO UT Warrants, 4.15%
                (AMBAC INS), 2/1/2008                                    261,847
 250,000        Mobile, AL, GO UT Warrants, 5.20%
                (AMBAC INS)/ (Original Issue Yield:
                5.30%), 2/15/2010                                        274,845
 500,000        Montgomery, AL, GO UT Warrants
                (Series A), 5.10% (Original Issue
                Yield: 5.10%), 10/1/2008                                 538,490
 125,000        Opelika, AL, GO UT Warrants (Series
                A), 5.60% (AMBAC INS)/(Original
                Issue Yield: 5.65%), 7/1/2006                            126,617
 100,000        Opelika, AL, GO UT, 4.65% (MBIA
                Insurance Corp. INS)/(Original Issue
                Yield: 4.65%), 10/1/2005                                 102,138
 250,000        Oxford, AL, GO UT Warrants, 5.10%
                (AMBAC INS)/ (Original Issue Yield:
                5.15%), 5/1/2008                                         269,065
 250,000        Oxford, AL, GO UT Warrants, 5.20%
                (AMBAC INS)/ (Original Issue Yield:
                5.30%), 5/1/2010                                         269,985
 PRINCIPAL
 AMOUNT                                                                  VALUE
MUNICIPAL BONDS CONTINUED
                ALABAMA CONTINUED
$250,000        Oxford, AL, GO UT, 5.00% (AMBAC
                INS)/(Original Issue Yield: 4.999%),
                5/1/2005                                             $   253,100
 250,000        Oxford, AL, GO UT, 5.00% (AMBAC
                INS)/(Original Issue Yield: 5.05%),
                5/1/2006                                                 259,530
 250,000        Prattville, AL, GO UT Warrants,
                4.00% (MBIA Insurance Corp. INS),
                2/1/2009                                                 262,072
 225,000        Prattville, AL, GO UT, 3.30% (MBIA
                Insurance Corp. INS)/(Original Issue
                Yield: 3.30%), 2/1/2006                                  227,884
 500,000        Scottsboro, AL Waterworks Sewer &
                Gas Board, Revenue Bonds, 4.40%
                (MBIA Insurance Corp. INS)/(Original
                Issue Yield: 4.55%), 8/1/2012                            518,510
 420,000        Sheffield, AL Electric Revenue,
                Refunding Revenue Bonds, 4.25%
                (Original Issue Yield: 4.25%),
                7/1/2009                                                 441,441
 250,000        Shelby County, AL Board of
                Education, GO LT Warrants, 4.375%
                (AMBAC INS)/ (Original Issue Yield:
                4.45%), 2/1/2007                                         260,720
 250,000        Shelby County, AL Board of
                Education, GO LT Warrants,                               266,382

                4.50% (AMBAC INS)/(Original
                Issue Yield: 4.65%), 2/1/2009
 500,000        Shelby County, AL Board of
                Education, GO LT, 4.75% (Original
                Issue Yield: 5.00%), 2/1/2013                            526,880
 250,000        Southeast Alabama Gas District,
                Revenue Bonds, 5.25% (AMBAC
                INS)/(Original Issue Yield: 5.35%),
                6/1/2011                                                 276,672
 150,000        Southeast Alabama Gas District,
                Series A, 5.15% (AMBAC
                INS)/(Original Issue Yield: 5.25%),
                6/1/2009                                                 163,561
 335,000        Sylacuaga, AL Utilities Board,
                4.375% (MBIA Global Funding LLC
                INS), 5/1/2006                                           344,845
 PRINCIPAL
 AMOUNT                                                                  VALUE
MUNICIPAL BONDS CONTINUED
                ALABAMA CONTINUED
$  500,000      The Board of Trustees of the
                University of Alabama, Revenue
                Bonds, 5.375% (FGIC LOC)/(Original
                Issue Yield: 5.47%), 10/1/2011                      $    549,405
   250,000      Trussville, AL, GO UT Warrants,
                4.50% (MBIA Insurance Corp. INS)/
                (Original Issue Yield: 4.60%),
                10/1/2006                                                259,757
   250,000      Trussville, AL, GO Ltd, 3.70% (MBIA
                Insurance Corp. INS)/(Original Issue
                Yield: 3.70%), 10/1/2005                                 253,365
   500,000      Trussville, AL, GO UT, 2.80% (AMBAC
                INS)/(Original Issue Yield: 2.80%),
                10/1/2008                                                501,675
   500,000      Tuscaloosa County, AL, GO UT, 4.00%
                (Original Issue Yield: 4.10%),
                2/15/2009                                                522,230
   150,000      Tuscaloosa County, AL, GO UT, 4.20%
                (Original Issue Yield: 4.20%),
                10/1/2008                                                158,508
   625,000      Tuscaloosa County, AL, GO UT
                Warrants, 4.00% (Original Issue
                Yield: 4.00%), 10/1/2007                                 651,981
   245,000      Tuscaloosa, AL City Board of
                Education, Warrants, 4.55% (Original
                Issue Yield: 4.65%), 2/15/2010                           251,571
 1,000,000      Tuscaloosa, AL, GO UT, 4.50%
                (Original Issue Yield: 4.60%),
                2/15/2013                                              1,052,430
   250,000      Tuscaloosa, AL, GO UT Warrants,
                4.40% (Original Issue Yield: 4.50%),
                7/1/2011                                                 265,318
   250,000      University of North Alabama, 4.65%
                (Original Issue Yield: 4.75%),
                11/1/2007                                                265,240
                  Total                                               21,432,696
 PRINCIPAL
 AMOUNT                                                                 VALUE
MUNICIPAL BONDS CONTINUED

                ARKANSAS 3.0%
$  440,000      Arkansas State University Revenue,
                Revenue bonds, 4.60% (AMBAC
                INS)/(Original Issue Yield: 4.60%),
                4/1/2011                                             $   456,918
   250,000      Jonesboro, AR County Water & Light
                Utility, Revenue Bonds, 5.00% (MBIA
                Insurance Corp. INS)/(Original Issue
                Yield: 5.05%), 11/15/2007                                266,633
 1,000,000      Little Rock, AR, 4.00%, 4/1/2014                       1,011,470
   105,000      Pulaski County, AR Health Facilities
                Board, Revenue Bonds, 5.90% (Sisters
                of Charity Health Care System)/
                (MBIA Insurance Corp. INS), 11/1/2005                    108,656
   250,000      University of Arkansas, 4.80%,
                12/1/2005                                                252,520
                  Total                                                2,096,197
                FLORIDA 6.6%
   500,000      Collier County, FL, Revenue Bonds,
                2.50% (AMBAC INS)/(Original Issue
                Yield: 2.54%), 6/1/2008                                  498,585
 1,000,000      Florida State Board of Education, GO
                UT, 4.00%, 6/1/2009                                    1,047,460
 1,000,000      JEA, FL Electric System, (Series D),
                4.40% (Original Issue Yield: 4.53%),
                10/1/2018                                              1,001,400
   250,000      JEA, FL Electric System, Revenue
                Bonds ( Series 3-A), 5.00% (Original
                Issue Yield: 5.05%), 10/1/2006                           255,020
   250,000      Jacksonville, FL Excise Taxes,
                5.65%, 10/1/2005                                         257,363
 1,000,000      Palm Beach County, FL Solid Waste
                Authority Revenue, Revenue Bonds,
                3.00% (AMBAC INS)/(Original Issue
                Yield: 3.00%), 10/1/2011                                 972,180
   500,000      Seminole County, FL Gas Tax Revenue,
                Revenue Bonds, 3.625% (FSA
                LOC)/(Original Issue Yield: 3.73%),
                10/1/2008                                                517,010
                  Total                                                4,549,018
 PRINCIPAL
 AMOUNT                                                                 VALUE
MUNICIPAL BONDS CONTINUED
                GEORGIA 14.8%
$300,000        Atlanta & Fulton County, GA
                Recreation Authority, Revenue Bonds,
                4.75% (AMBAC INS)/ (Original Issue
                Yield: 4.85%), 12/1/2010                             $   325,776
 100,000        Augusta, GA Water & Sewer Revenue
                Bonds, 4.50% (Original Issue Yield:
                4.53%), 10/1/2007                                        105,623
 500,000        Augusta, GA Water & Sewer Revenue
                Bonds, Revenue Bonds, 4.00%,
                10/1/2012                                                517,160
 250,000        Cherokee County, GA Water &                              252,538

                Sewer Authority, 3.60%
                (Original Issue
                Yield: 3.70%), 8/1/2005
 250,000        Cherokee County, GA Water & Sewer
                Authority, Revenue Bonds, 3.90% (FSA
                LOC)/(Original Issue Yield: 3.96%),
                8/1/2007                                                 259,470
 250,000        Cherokee County, GA, 4.30% (Original
                Issue Yield: 4.38%), 8/1/2005                            253,745
 280,000        Clayton County, GA Development
                Authority, Revenue Bonds, 3.60%
                (MBIA Insurance Corp. INS)/(Original
                Issue Yield: 3.70%), 7/1/2008                            289,086
 250,000        Cobb County, GA, GO UT, 5.00%
                (Original Issue Yield: 4.90%),
                1/1/2008                                                 265,233
 245,000        Columbia County, GA, GO UT, 3.95%
                (Original Issue Yield: 3.95%),
                2/1/2005                                                 245,811
 300,000        Coweta County, GA Water and Sewerage
                Authority, Revenue Bonds, 4.00%
                (Original Issue Yield: 4.04%),
                6/1/2007                                                 311,874
 100,000        Dalton, GA Utilities, Revenue Bonds,
                5.00% (Original Issue Yield: 4.90%),
                1/1/2007                                                 105,456
 150,000        De Kalb County, GA Water & Sewer,
                Revenue Bonds, 4.50% (Original Issue
                Yield: 4.55%), 10/1/2006                                 155,964
 250,000        Early County, GA, 4.50% (MBIA
                Insurance Corp. INS), 6/1/2005                           253,148
 250,000        Fayette County, GA School District,
                4.625% (Original Issue Yield:
                4.63%), 3/1/2010                                         268,453
 PRINCIPAL
 AMOUNT                                                                  VALUE
MUNICIPAL BONDS CONTINUED
                GEORGIA CONTINUED
$250,000        Fulton County, GA Development
                Authority, 4.125% (Original Issue
                Yield: 4.19%), 11/1/2009                             $   263,565
 250,000        Fulton County, GA Development
                Authority, 4.60% (MBIA Insurance
                Corp. INS)/ (Original Issue Yield:
                4.65%), 9/1/2006                                         259,910
 250,000        Fulton County, GA Development
                Authority, Revenue Bonds, 4.30%
                (Original Issue Yield: 4.32%),
                11/1/2008                                                265,238
 100,000        Georgia State Road & Toll Way
                Authority Revenue Bond, 4.00%
                (original issue yield: 2.30%),
                10/1/2008                                              1,051,330
 100,000        Henry County, GA & Henry County
                Water & Sewer Authority, Revenue
                Bonds, 5.00% (FGIC LOC)/(Original                        105,594

                Issue Yield: 5.00%), 2/1/2007
 500,000        Henry County, GA School District, GO
                UT, 3.90% (Original Issue Yield:
                3.93%), 8/1/2007                                         519,730
 200,000        Jackson County, GA Water & Sewer
                Authority, Revenue Bonds, 4.55%
                (AMBAC INS)/ (Original Issue Yield:
                4.58%), 9/1/2006                                         207,688
 500,000        Marietta, GA, GO UT, 3.375%
                (Original Issue Yield: 2.90%),
                6/1/2006                                                 508,750
 250,000        Metropolitan Atlanta Rapid Transit
                Authority, Revenue Bonds, 5.20%
                (MBIA Insurance Corp. INS)/(Original
                Issue Yield: 5.20%), 7/1/2009                            265,783
 500,000        Private Colleges & Universities
                Facilities of GA, Revenue Bonds,
                4.50% (Original Issue Yield: 4.55%),
                11/1/2005                                                511,040
 350,000        Private Colleges & Universities
                Facilities of GA, Revenue Bonds,
                4.75% (Original Issue Yield: 4.80%),
                11/1/2008                                                377,024
 500,000        Roswell, GA, GO UT, 2.50% (Original
                Issue Yield: 2.25%), 2/1/2007                            501,515
 500,000        Roswell, GA, GO UT, 4.25% (Original
                Issue Yield: 4.30%), 2/1/2011                            529,625
 PRINCIPAL
 AMOUNT                                                                 VALUE
MUNICIPAL BONDS CONTINUED
                GEORGIA CONTINUED
$1,250,000      Savannah, GA Water & Sewage, Revenue
                Bonds, 2.25% (MBIA Insurance Corp.
                INS)/(Original Issue Yield: 1.88%),
                12/1/2006                                          $   1,248,300
                  Total                                               10,224,429
                ILLINOIS 0.8%
 250,000        Illinois State, GO UT Refunding
                Bonds, 5.125% (FGIC INS)/(Original
                Issue Yield: 5.15%), 12/1/2007                           262,288
 250,000        Illinois State, Gen Obligation
                Untld, 5.125% (FGIC LOC)/(Original
                Issue Yield: 4.90%), 12/1/2005                           257,443
                  Total                                                  519,731
                KENTUCKY 0.4%
 250,000        Louisville, KY Public Properties
                Corp. First Mortgage, Revenue Bonds,
                4.55% (MBIA Insurance Corp.
                INS)/(Original Issue Yield: 4.549%),
                12/1/2008                                                267,545
                LOUISIANA 1.6%
 250,000        Louisiana Public Facilities
                Authority, Revenue Bonds, 4.625%
                (FSA LOC)/(Original Issue Yield:
                4.65%), 8/1/2007                                         264,125
 285,000        Monroe, LA, Revenue Bonds
                (Series A), 4.60% (AMBAC INS),                           299,102

                3/1/2007
 500,000        Ouachita Parish, LA West Ouachita
                Parish School District, GO UT, 4.50%
                (FSA LOC)/ (Original Issue Yield:
                4.53%), 3/1/2005                                         503,145
                  Total                                                1,066,372
                MISSISSIPPI 1.1%
 250,000        Harrison County, MS School District,
                Revenue Bonds, 4.50% (FSA LOC)/
                (Original Issue Yield: 4.60%),
                8/1/2009                                                 263,685
 500,000        Mississippi State, Series C, 3.50%
                (Original Issue Yield: 3.54%),
                8/15/2007                                                514,205
                  Total                                                  777,890
                MISSOURI 1.5%
 1,000,000      Missouri State, Third Street
                Building Series A, 4.00%, 10/1/2007                    1,045,130
 PRINCIPAL
 AMOUNT                                                                 VALUE
MUNICIPAL BONDS CONTINUED
                NORTH CAROLINA 10.5%
$1,000,000      Greensboro, NC, GO UT, 4.00%
                (Original Issue Yield: 3.80%),
                2/1/2013                                           $   1,035,080
   500,000      Mecklenburg County, NC, GO UT, 4.40%
                (Original Issue Yield: 4.45%),
                2/1/2011                                                 525,115
   500,000      Mecklenburg County, NC, GO UT, 4.40%
                (Original Issue Yield: 4.50%),
                2/1/2012                                                 524,875
 1,000,000      Mecklenburg County, NC, GO UT Series
                A, 4.00%, 2/1/2015                                     1,015,710
 1,000,000      North Carolina State, GO UT Revenue
                Refunding Bond Series A, 4.00%,
                6/1/2008                                               1,048,810
   750,000      Orange County, NC, GO UT Bonds,
                3.30% (Original Issue Yield: 3.37%),
                6/1/2013                                                 733,965
   750,000      Wake County, NC, GO UT, 4.00%
                (Original Issue Yield: 3.62%),
                4/1/2013                                                 776,055
 1,000,000      Wake County, NC, GO UT Bonds, 4.00%,
                3/1/2015                                               1,017,230
   500,000      Winston-Salem, NC Water & Sewer
                System, 4.875% (Original Issue
                Yield: 5.00%), 6/1/2015                                  527,265
                  Total                                                7,204,105
                OHIO 2.2%
 1,500,000      Cleveland County, NC, GO UT, 3.00%
                (FSA LOC), 6/1/2008                                    1,523,235
                SOUTH CAROLINA 6.3%
 1,250,000      Florence County, SC School District
                No. 001, GO UT, 2.00% (SCS
                Transportation, Inc. LOC), 5/1/2006                    1,245,738
   500,000      Greenville, SC Waterworks Revenue,
                Revenue Bonds, 3.90% (Original Issue
                Yield: 3.95%), 2/1/2013                                  511,155
 1,000,000      Oconee County, SC School District,                       996,550

                GO UT, 3.00% (MBIA Insurance Corp.
                LOC), 3/1/2010
   500,000      South Carolina State, (Series A),
                4.60% (Original Issue Yield:
                4.553%), 5/1/2012                                        531,925
 PRINCIPAL
 AMOUNT                                                                 VALUE
MUNICIPAL BONDS CONTINUED
                SOUTH CAROLINA CONTINUED
$1,000,000      South Carolina State, GO UT, 4.00%
                (Original Issue Yield: 3.91%),
                1/1/2014                                           $   1,025,350
                  Total                                                4,310,718
                TENNESSEE 5.4%
   500,000      Knox County, TN, GO UT, 4.50%
                (Original Issue Yield: 4.21%),
                4/1/2010                                                 534,420
   500,000      Memphis, TN, GO UT, 3.40% (Original
                Issue Yield: 3.40%), 11/1/2007                           513,410
   500,000      Metropolitan Government Nashville &
                Davidson County, TN Water & Sewer,
                Revenue Bonds (Series A), 4.75%
                (Original Issue Yield: 4.90%),
                1/1/2014                                                 527,515
   250,000      Rutherford County, TN, GO UT, 4.40%
                (Original Issue Yield: 4.50%),
                4/1/2008                                                 264,735
   500,000      Shelby County, TN, GO UT, 4.75%
                (Original Issue Yield: 4.875%),
                4/1/2010                                                 540,525
   255,000      Tennessee State, Series A, 4.75%
                (Original Issue Yield: 4.85%),
                5/1/2009                                                 264,098
   500,000      Tullahoma, TN, 4.00% (FGIC LOC),
                6/1/2008                                                 524,060
   250,000      Williamson County, TN, GOUT, 4.65%
                (Original Issue Yield: 4.67%),
                3/1/2008                                                 266,375
   250,000       Williamson County, TN, GO UT, 4.70%
                (Original Issue Yield: 4.72%),
                3/1/2009                                                 268,723
                  Total                                                3,703,861
                TEXAS 8.5%
   250,000      Alief, TX Independent School
                District, GO Bond, 5.25% (PSFG
                LOC)/(Original Issue Yield: 5.45%),
                2/15/2010                                                251,610
 1,000,000      Dallas County, TX Community College
                District, GO LT, 3.625%, 2/15/2013                       993,640
 PRINCIPAL
 AMOUNT                                                                 VALUE
MUNICIPAL BONDS CONTINUED
                TEXAS CONTINUED
$1,000,000      Dallas, TX Waterworks & Sewer
                System, Revenue Bond, 4.125% (FSA
                LOC), 4/1/2013                                     $   1,033,470
   500,000      Fort Worth, TX, GO UT, 4.00%
                (Original Issue Yield: 3.70%),
                3/1/2013                                                 510,990
 1,000,000      San Antonio, TX, General Obligation
                Ltd, 3.25% (FSA LOC), 2/1/2009                         1,015,910
   500,000      Tarrant County, TX, GO UT, 3.00%
                (Original Issue Yield: 2.69%),
                7/15/2008                                                506,695
   500,000      Texas State Public Finance
                Authority, Revenue Bonds, 4.25% (SF
                Austin University)/(FSA
                LOC)/(Original Issue Yield: 3.90%),
                10/15/2010                                               527,790
   500,000      Texas State University System,
                Revenue Bonds, 3.50% (FSA
                LOC)/(Original Issue Yield: 3.34%),
                3/15/2011                                                504,630
   500,000      Tomball, TX, GO UT, 4.50% (MBIA
                Insurance Corp. INS)/(Original Issue
                Yield: 4.18%), 2/11/2015                                 532,630
                  Total                                                5,877,365
                VIRGINIA 1.9%
   250,000      Norfolk, VA, GO UT Bonds, 5.375%
                (FGIC LOC), 6/1/2011                                     270,775
 1,000,000      Virginia State Public Building
                Authority, Revenue Refunding Bonds
                (Series A), 4.00%, 8/1/2009                            1,047,010
                  Total                                                1,317,785
                TOTAL MUNICIPAL BONDS
                (IDENTIFIED COST $64,375,595)                         65,916,077
 SHARES                                                                VALUE
MUTUAL FUND 3.5%
 2,394,834      Federated Tax-Free Obligations Fund
                (IDENTIFIED COST $2,394,834)                       $   2,394,834
                  TOTAL INVESTMENTS 99.2%
                  (IDENTIFIED COST
                  $66,770,429)(1)                                     68,310,911
                  OTHER ASSETS AND LIABILITIES
                  NET 0.8%                                               546,029
                  TOTAL NET ASSETS 100%                            $  68,856,940

At November 30, 2004, the Fund holds no securities that are subject to federal alternative minimum tax (AMT).

(1)     The cost of investments for federal tax purposes amounts to $66,760,493.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2004.

The following acronyms are used throughout this portfolio:

AMBAC  -American Municipal Bond Assurance Corporation
FGIC   -Financial Guaranty Insurance Company
FSA    -Financial Security Assurance
GNMA   -Government National Mortgage Association
GO     -General Obligation
HFA    -Housing Finance Authority
INS    -Insured
LOC    -Letter of Credit
LT     -Limited Tax
PCA    -Pollution Control Authority
PSFG   -Permanent School Fund Guarantee
UT     -Unlimited Tax

(See Notes which are an integral part of the Financial Statements)

BALANCED FUND

PORTFOLIO OF  INVESTMENTS  SUMMARY TABLE AT NOVEMBER 30,
2004,  THE FUND'S ASSET ALLOCATIONS WERE AS FOLLOWS:





                                                               PERCENTAGE OF
                                                           TOTAL INVESTMENTS (1)

Common Stock                                                               54.3%
Mutual Funds                                                               15.9%
Government Agencies                                                         8.7%
Corporate Bonds                                                             7.7%
Mortgage Backed Securities                                                  7.0%
U.S. Treasury Obligations                                                   6.4%
  TOTAL                                                                   100.0%

(1) Percentages are based on total investments, which may differ from total net assets used in computing the percentages in the Portfolio of Investments which follows.

BALANCED FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2004

SHARES                                                                   VALUE
COMMON STOCKS 64.1%
                      CONSUMER DISCRETIONARY 5.0%
                      INTERNET & CATALOG
                      RETAIL 1.3%
    14,000         (1)eBay, Inc.                                   $   1,574,300
                      SPECIALTY RETAIL 2.8%
    16,000         (1)Aeropostale, Inc.                                  456,000
    30,000            Home Depot, Inc.                                 1,252,500
    30,000         (2)Lowe's Cos., Inc.                                1,659,900
                         Total                                         3,368,400
                      TEXTILES APPAREL &
                      LUXURY GOODS 0.9%
    20,000            V.F. Corp.                                       1,079,800
                        Total Consumer
                        Discretionary                                  6,022,500
                      CONSUMER STAPLES 4.3%
                      BEVERAGES 0.8%
    20,000            PepsiCo, Inc.                                      998,200
                      HOUSEHOLD PRODUCTS 0.6%
    14,000            Procter & Gamble Co.                               748,720
                      TOBACCO 2.9%
    30,000            Altria Group, Inc.                               1,724,700
    40,000            UST, Inc.                                        1,761,200
                         Total                                         3,485,900
                         Total Consumer Staples                        5,232,820
                      ENERGY 14.1%
                      ENERGY EQUIPMENT &
                      SERVICES 5.9%
    24,000         (2)BJ Services Co.                                  1,216,080
    50,000            GlobalSantaFe Corp.                              1,570,000
    30,000         (1)Lone Star Technologies, Inc.                       942,000
    24,000            Schlumberger Ltd.                                1,575,120
    30,000      (1)(2)Smith International, Inc.                        1,817,100
                         Total                                         7,120,300
                      OIL & GAS 8.2%
    32,000            ChevronTexaco Corp.                              1,747,200
    30,000            ConocoPhillips                                   2,729,700
    40,000            Devon Energy Corp.                               1,656,800
    54,000            Exxon Mobil Corp.                                2,767,500
    16,000            Occidental Petroleum Corp.                         963,360
                         Total                                         9,864,560
                         Total Energy                                 16,984,860
 SHARES                                                                 VALUE
COMMON STOCKS CONTINUED
                      FINANCIALS 9.2%
                      CAPITAL MARKETS 0.9%
    13,000            Lehman Brothers
                      Holdings, Inc.                              $    1,089,140
                      COMMERCIAL BANKS 4.0%
    50,000            Bank of America Corp.                            2,313,500
    40,000            Wells Fargo & Co.                                2,470,800
                         Total                                         4,784,300
                      CONSUMER FINANCE 1.4%
    30,000         (2)American Express Co.                             1,671,300
                      DIVERSIFIED FINANCIAL
                      SERVICES 1.1%

    30,000            Citigroup, Inc.                                  1,342,500
                      INSURANCE 1.8%
    24,000            Aflac, Inc.                                        902,880
    20,000            Gallagher (Arthur J.)& Co.                         613,000
    20,000            Hilb Rogal & Hamilton Co.                          693,800
                         Total                                         2,209,680
                         Total Financials                             11,096,920
                      HEALTHCARE 9.3%
                      BIOTECHNOLOGY 2.5%
    12,000         (1)Amgen, Inc.                                        720,480
    12,000         (1)Biogen Idec, Inc.                                  704,160
    48,000         (1)Gilead Sciences, Inc.                            1,654,080
                         Total                                         3,078,720
                      HEALTHCARE EQUIPMENT &
                      SUPPLIES 1.2%

    30,000            Medtronic, Inc.                                  1,441,500
                      HEALTHCARE PROVIDERS &
                      SERVICES 0.7%
    16,000      (1)(2)Coventry Health Care, Inc.                         794,080
                      PHARMACEUTICALS 4.9%
    10,000(1)         Forest Laboratories, Inc., Class
                      A                                                  389,700
    60,000            Ivax Corp.                                         936,600
    30,000            Johnson & Johnson                                1,809,600
    25,000            Lilly (Eli) & Co.                                1,333,250
    50,000            Pfizer, Inc.                                     1,388,500
                         Total                                         5,857,650
                         Total Healthcare                             11,171,950
  SHARES                                                                  VALUE
COMMON STOCKS CONTINUED

                      INDUSTRIALS 3.7%
                      INDUSTRIAL
                      CONGLOMERATES 3.0%
   100,000            General Electric Co.                            $3,536,000
                      MACHINERY 0.7%
    12,000            Deere & Co.                                        860,760
                         Total Industrials                             4,396,760
                      INFORMATION TECHNOLOGY 6.9%
                      COMMUNICATIONS
                      EQUIPMENT 1.0%
    16,000            Qualcomm, Inc                                      665,920
    60,000         (1)Tellabs, Inc.                                      513,000
                         Total                                         1,178,920
    24,000            IT SERVICES 1.2%
                   (1)Affiliated Computer Services,
                      Inc., Class A                                    1,420,320
                      INTERNET SOFTWARE &
                      SERVICES 1.3%

     6,000      (1)(2)Google Inc.                                      1,098,000
    12,000      (1)(2)Yahoo, Inc.                                        451,440
                         Total                                         1,549,440

                      SEMICONDUCTOR EQUIPMENT &
                      PRODUCTS 2.1%
    60,000         (1)Applied Materials, Inc.                            998,400
    50,000            Intel Corp.                                      1,117,500
    10,000         (1)KLA-Tencor Corp.                                   450,600
                         Total                                         2,566,500
                      SOFTWARE 1.3%
    60,000            Microsoft Corp.                                  1,608,600
                         Total Information
                         Technology                                    8,323,780
                      MATERIALS 7.5%
                      CHEMICALS 0.9%

    20,000            Dow Chemical Co.                                 1,009,400
                      CONSTRUCTION MATERIALS 0.6%
    14,000            Vulcan Materials Co.                               725,900
                      METALS & MINING 6.0%
    50,000         (2)Agnico Eagle Mines Ltd.                            786,000
    30,000            Alcoa, Inc.                                      1,019,400
    28,000            Arch Coal, Inc.                                  1,069,600
    80,000            Barrick Gold Corp.                               1,967,200
    50,000            Newmont Mining Corp.                             2,367,500
                         Total                                         7,209,700
                         Total Materials                               8,945,000

SHARES
OR
PRINCIPAL
AMOUNT                                                                   VALUE
COMMON STOCKS CONTINUED

                      TELECOMMUNICATION
                      SERVICES 1.2%
                      WIRELESS TELECOMMUNICATION
                      SERVICES 1.2%
    50,000         (1)NEXTEL Communications,
                      Inc., Class A                                   $1,423,000
                      UTILITIES 2.9%
                      ELECTRIC UTILITIES 1.8%
    12,000         (2)FPL Group, Inc.                                    843,960
    40,000         (2)Southern Co.                                     1,311,600
                         Total                                         2,155,560
                      MULTI-UTILITIES &
                      UNREGULATED POWER 1.1%
    50,000            Duke Energy Corp.                                1,264,000
                         Total Utilities                               3,419,560
                         TOTAL COMMON STOCKS
                         (IDENTIFIED COST $62,827,172)                77,017,150

CORPORATE BONDS 9.1%
                      FINANCIALS 3.6%
                      CAPITAL MARKETS2.7%
$1,750,000            BP Capital Markets PLC,
                      Note, 4.625%,5/27/2005                           1,768,130
 1,500,000            Merrill Lynch & Co., Inc.,
                      Note, Series MTNB, 4.54%,
                      3/8/2005                                         1,509,315
                         Total                                         3,277,445
                      INSURANCE 0.9%
 1,000,000            Allstate Corp., 5.375%,
                      12/1/2006                                        1,038,110
                         Total Financials                              4,315,555
                      HEALTHCARE 1.6%
                      PHARMACEUTICALS 1.6%
 1,000,000         (2)Abbott Laboratories, Note,
                      3.50%, 2/17/2009                                   985,640
 1,000,000            Pfizer, Inc., Note, 2.50%,
                      3/15/2007                                          975,850
                         Total Healthcare                              1,961,490
                      INDUSTRIALS 0.9%
                      ROAD & RAIL 0.9%
 1,000,000            Burlington Northern Santa Fe
                      Corp., Equip. Trust, (Series
                      99A), 5.85%, 5/1/2005                            1,013,060


PRINCIPAL
AMOUNT                                                                   VALUE
CORPORATE BONDS CONTINUED
               INFORMATION TECHNOLOGY 1.3%
               COMPUTERS &
               PERIPHERALS 1.3%

$1,500,000            International Business
                      Machines Corp., 4.875%,
                      10/1/2006                                       $1,544,640
                      TELECOMMUNICATION
                      SERVICES 1.7%
                      DIVERSIFIED
                      TELECOMMUNICATION
                      SERVICES 1.7%
 2,000,000         (2)SBC Communications, Inc.,
                      Note, 5.75%, 5/2/2006                            2,067,760
                         TOTAL CORPORATE BONDS
                         (IDENTIFIED COST $10,761,855)                10,902,505

GOVERNMENT AGENCIES 10.3%
                      FEDERAL HOME LOAN
                      BANK 5.2%(3)
 2,000,000            4.875%, 11/15/2006                               2,063,180
 2,000,000            5.375%, 2/15/2006                                2,056,700
 2,000,000            6.50%, 11/15/2006                                2,124,280
                         Total                                         6,244,160
                      FEDERAL NATIONAL MORTGAGE
                      ASSOCIATION 5.1%(3)
 2,000,000         (2)2.50%, 6/15/2006                                 1,983,020
 2,000,000         (2)4.25%, 5/15/2009                                 2,028,820
 2,000,000            5.25%, 4/15/2007                                 2,088,060
                         Total                                         6,099,900
                         TOTAL GOVERNMENT AGENCIES
                          (IDENTIFIED COST $11,980,172)               12,344,060

PRINCIPAL
AMOUNT
OR SHARES                                                               VALUE
MORTGAGE BACKED SECURITIES 8.3%
                      GOVERNMENT NATIONAL
                      MORTGAGE ASSOCIATION 8.3%
$1,343,506            5.00%, 2/15/2018                                $1,375,549
 1,435,591            5.00%, 2/15/2018                                 1,469,830
 1,495,206            5.00%, 3/15/2018                                 1,530,866
 1,612,212            5.00%, 5/15/2018                                 1,650,664
 1,947,013            5.00%, 7/1/2019                                  1,992,846
 1,886,219            5.00%, 8/15/2019                                 1,930,620
                         TOTAL MORTGAGE BACKED
                         SECURITIES (IDENTIFIED COST
                         $10,027,593)                                  9,950,375

U.S. TREASURY 7.6%
                      U.S. TREASURY NOTES 7.6%
 2,000,000         (2)3.125%, 5/15/2007                                1,999,380
 1,500,000         (2)3.25%, 1/15/2009                                 1,483,590
 2,000,000         (2)4.00%, 6/15/2009                                 2,029,060
 1,500,000         (2)6.50%, 5/15/2005                                 1,527,720
 2,000,000         (2)6.50%, 10/15/2006                                2,127,820
                         TOTAL U.S. TREASURY
                         (IDENTIFIED COST $9,030,962)                  9,167,570
MUTUAL FUNDS 18.9%
22,033,998            Bank of New York
                      Institutional Cash Reserves
                      Fund (held as collateral for
                      securities lending)                             22,033,998
   305,708            Fidelity Money Market Fund                         305,708
   308,626            Fidelity Prime Money Fund                          308,626
                         TOTAL MUTUAL FUNDS
                         (IDENTIFIED COST $22,648,332)                22,648,332
                         TOTAL INVESTMENTS 118.3%
                         (IDENTIFIED COST
                          $127,276,086)(4)                           142,029,992

                      OTHER ASSETS AND
                      LIABILITIES NET(18.3)%                        (21,978,331)
                      TOTAL NET ASSETS 100%                        $120,051,661

(1)  Non-income producing security.
(2) Certain shares/principal amounts are temporarily on loan to unaffiliated broker/dealers.
(3) The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(4) The cost of investments  for federal tax purposes  amounts to  $127,359,859.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2004.

(See Notes which are an integral part of the Financial Statements)

MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS SUMMARY TABLE AT NOVEMBER 30,
2004, THE FUND'S ASSET ALLOCATIONS WERE AS FOLLOWS:

                                                               PERCENTAGE OF
                                                            TOTAL INVESTMENTS(1)

Consumer Discretionary                                               28.3%
Financials                                                           18.0%
Industrials                                                          15.8%
Healthcare                                                           12.9%
Mutual Funds                                                         10.5%
Information Technology                                                8.3%
Consumer Staples                                                      6.2%
   TOTAL                                                            100.0%

(1) Percentages are based on total investments, which may differ from total net assets used in computing the percentages in the Portfolio of Investments which follows.

MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2004

 SHARES                                                                 VALUE
COMMON STOCKS-97.5%
                      CONSUMER
                      DISCRETIONARY-30.9%
                      HOTELS, RESTAURANTS &
                      LEISURE-11.7%

   194,800         (1)Caesars Entertainment, Inc.                  $   3,662,240
    88,800         (2)Royal Caribbean Cruises Ltd.                     4,413,360
    95,800         (2)Yum Brands, Inc.                                 4,349,320
                         Total                                        12,424,920
                      HOUSEHOLD DURABLES-2.9%
    36,600            Black & Decker Corp.                             3,077,694
                      MEDIA-13.5%
    60,300            Entercom
                      Communications Corp.                             2,172,006
    86,700            Harte Hanks, Inc.                                2,238,594
    90,600         (1)Interpublic Group of Companies,
                      Inc.                                             1,124,346
    47,800            McClatchy Co.                                    3,350,780
    27,700            Omnicon Group, Inc.                              2,243,700
    76,600            Tribune Co.                                      3,322,142
                         Total                                        14,451,568
                      MULTILINE RETAIL-2.8%
    45,500         (2)Neiman Marcus Group, Inc.                        2,971,605
                         Total Consumer
                         Discretionary                                32,925,787
                      CONSUMER STAPLES-6.7%
                      FOOD & STAPLES
                      RETAILING-3.9%
    91,100            CVS Corp.                                        4,133,207
                      HOUSEHOLD PRODUCTS-2.8%
   103,000       (1,2)Rayovac Corp.                                    3,057,040
                         Total Consumer Staples                        7,190,247
                      FINANCIALS-19.6%
                      CONSUMER FINANCE-1.9%
    26,100            Capital One Financial Corp.                      2,050,938
                      INSURANCE-7.3%
    13,400         (1)Markel Corp.                                     4,314,800
    56,900            MBIA, Inc.                                       3,411,724
                          Total                                        7,726,524


SHARES                                                                   VALUE
COMMON STOCKS-CONTINUED
                      INVESTMENT SERVICES-10.4%
    78,900         (2)Eaton Vance Corp.                                3,783,255
   233,000            Janus Capital Group, Inc.                        3,856,150
    25,400            Legg Mason, Inc.                                 1,730,756
    29,200         (2)T Rowe Price Group, Inc.                         1,727,472
                         Total                                        11,097,633
                         Total Financials                             20,875,095
                      HEALTHCARE-14.1%
                      HEALTHCARE EQUIPMENT &
                      Supplies-5.9%
   131,700            IMS Health, Inc.                                 2,972,469
    96,300(1)         Sybron Dental Specialties, Inc.                  3,297,312
                         Total                                         6,269,781
                      HEALTHCARE PROVIDERS &
                      SERVICES-2.9%

    80,200       (1,2)Lincare Holdings, Inc.                          3,094,918
                      PHARMACEUTICALS-5.3%
    67,800            Omnicare, Inc.                                  2,197,398
    64,900         (1)Cardinal Health, Inc.                           3,392,972
                         Total                                        5,590,370
                         Total Healthcare                            14,955,069
                      INDUSTRIALS-17.2%
                      COMMERCIAL SERVICES &
                       SUPPLIES-17.2%
   130,200            Brink's Co.                                     5,027,022
    59,100         (1)Dun & Bradstreet Corp.                          3,508,176
   132,200            Equifax, Inc.                                   3,651,364
   118,900            Republic Services, Inc.                         3,744,161
   177,800         (2)Steelcase, Inc.                                 2,364,740
                         Total Industrials                           18,295,463
                      INFORMATION
                      TECHNOLOGY-9.0%
                      COMMUNICATIONS EQUIPMENT-1.0%
    76,500       (1,2)Andrew Corp.                                    1,086,300
 SHARES                                                                 VALUE
COMMON STOCKS-CONTINUED
                      IT CONSULTING &
                      SERVICES-8.0%
   183,100         (1)Accenture Ltd.                               $  4,749,614
   143,200         (1)SunGard Data Systems, Inc.                      3,796,232
                         Total                                        8,545,846
                         Total Information
                         Technology                                   9,632,146
                         TOTAL COMMON STOCKS (IDENTIFIED
                         COST $91,888,305)                          103,873,807
 SHARES                                                                 VALUE
MUTUAL FUNDS-11.4%
 9,402,203            Bank of New York Institutional
                      Cash Reserves Fund (held as
                      collateral for securities
                      lending) (identified cost
                      $9,402,203)                                  $  9,402,203
 1,393,251            Fidelity Money Market Fund                      1,393,251
 1,392,466            Fidelity Prime
                      Money Market Fund                               1,392,466
                         TOTAL MUTUAL FUNDS (IDENTIFIED
                         COST $12,187,920)                           12,187,920
                         TOTAL INVESTMENTS-108.9%
                         (IDENTIFIED COST
                         $104,076,225)(3)                           116,061,727
                         OTHER ASSETS AND
                         LIABILITIES-NET-(8.9)%                      (9,455,452)
                         TOTAL NET ASSETS-100.0%                   $106,606,275

(1)  Non-income producing security.
(2)  Certain shares are temporarily on loan to unaffiliated broker/dealers.
(3)  The cost of investments for federal tax purposes amounts to $104,181,396.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2004.

(SEE NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS)

VALUE FUND
PORTFOLIO OF INVESTMENTS SUMMARY TABLE AT NOVEMBER 30,
2004, THE FUND'S ASSET ALLOCATIONS WERE AS FOLLOWS:

                                                               PERCENTAGE OF
                                                            TOTAL INVESTMENTS(1)

Financials                                                              23.5%
Energy                                                                  16.8%
Consumer Staples                                                        13.0%
Industrials                                                             9.8%
Materials                                                               9.0%
Consumer Discretionary                                                  8.8%
Healthcare                                                              5.9%
Utilities                                                               5.7%
Information Technology                                                  5.2%
Telecommunication Services                                              2.1%
Mutual Funds                                                            0.2%
   TOTAL                                                              100.0%

(1) Percentages are based on total investments, which may differ from total net assets used in computing the percentages in the Portfolio of Investments which follows.

VALUE FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2004

SHARES                                                                   VALUE
COMMON STOCKS-99.9%

                          CONSUMER DISCRETIONARY-8.8%
                          AUTO COMPONENTS-3.5%

   470,000                Goodyear Tire & Rubber Co.               $  5,931,400
                          AUTOMOBILES-2.7%
   122,000                General Motors Corp.                        4,707,980
                          MULTILINE RETAIL-2.6%
    87,000                Target Corp.                                4,456,140
                            Total Consumer Discretionary             15,095,520
                          CONSUMER STAPLES-13.0%
                          FOOD & DRUG RETAILING-2.4%
    90,000                CVS Corp.                                   4,083,300
                          FOOD PRODUCTS-3.8%
   159,000                ConAgra Foods, Inc.                         4,300,950
    50,000                General Mills, Inc.                         2,274,500
                            Total                                     6,575,450
                          PERSONAL PRODUCTS-2.0%
    30,000                Kimberly-Clark Corp.                        1,908,300
    27,000                Proctor & Gamble Co.                        1,443,960
                            Total                                     3,352,260
                          TOBACCO-4.8%
   145,000                Altria Group, Inc.                          8,336,050
                            Total Consumer Staples                   22,347,060
                          ENERGY-16.8%
                          OIL & GAS-16.8%
   116,000                Apache Corp.                                6,270,960
    90,000                ConocoPhillips                              8,189,100
   134,000                ChevronTexaco Corp.                         7,316,400
   140,000                Exxon Mobil Corp.                           7,175,000
                            TOTAL ENERGY                             28,951,460
                          FINANCIALS-23.6%
                          BANKS-16.5%
   151,000                Bank of America Corp.                       6,986,770
   110,000                Citigroup, Inc.                             4,922,500
   160,000                JP Morgan Chase & Co.                       6,024,000
     8,321                SunTrust Banks, Inc.                          593,287
    71,000                Wachovia Corp.                              3,674,250
   100,000                Wells Fargo & Co.                           6,177,000
                            Total                                    28,377,807
SHARES                                                                  VALUE
COMMON STOCKS-CONTINUED

                          INVESTMENT SERVICES-7.1%
    40,000                Goldman Sachs Group, Inc.                  $4,190,400
    55,000                Lehman Brothers Holdings, Inc.              4,607,900
    66,000                Morgan Stanley                              3,349,500
                            Total                                    12,147,800
                            Total Financials                         40,525,607
                          HEALTHCARE-5.9%
                          PHARMACEUTICALS-5.9%
    75,000                Bristol-Myers Squibb Co.                    1,762,500
   121,000                Johnson & Johnson, Inc.                     7,298,720
    40,000                Merck & Co, Inc.                            1,120,800
                            Total Healthcare                         10,182,020
                          INDUSTRIALS-9.8%
                          AEROSPACE & DEFENSE-1.4%
    22,000                General Dynamics Corp.                      2,383,920

                          INDUSTRIAL CONGLOMERATES-5.6%
   215,000                General Electric Co.                        7,602,400
    61,000                Tyco International Ltd.                     2,072,170
                            Total                                     9,674,570
                          MACHINERY-2.8%
    15,000                Caterpillar, Inc.                           1,373,250
    46,000                Ingersoll-Rand Co. Ltd.                     3,423,320
                            Total                                     4,796,570
                            Total Industrials                        16,855,060
                          INFORMATION TECHNOLOGY-5.2%
                          COMPUTERS & PERIPHERALS-3.7%
   316,000                Hewlett-Packard Co.                         6,320,000
                          SOFTWARE-1.5%
   100,000                Microsoft Corp.                             2,681,000
                            Total Information Technology              9,001,000
                          MATERIALS-9.0%
                          CHEMICALS-4.2%
   160,000                E.I. Du Pont De Nemours & Co.               7,251,200
                          CONSTRUCTION MATERIALS-2.3%
    77,000                Vulcan Materials Co.                        3,992,450
                          METALS & MINING-2.5%
   125,000                Alcoa, Inc.                                 4,247,500
                            Total Materials                          15,491,150
SHARES                                                                  VALUE
COMMON STOCKS-CONTINUED

                          TELECOMMUNICATION
                          SERVICES-2.1%
                          DIVERSIFIED
                          TELECOMMUNICATIONS-2.1%
   200,000                AT&T Corp.                                 $3,660,000
                          UTILITIES-5.7%
                          ELECTRIC UTILITIES-5.7%
    45,000                Progress Energy, Inc.                       1,975,950
   239,000                Southern Company, Inc.                      7,836,810
                            Total Utilities                           9,812,760
                            TOTAL COMMON STOCKS
                            (IDENTIFIED COST $147,706,527)          171,921,637

SHARES                                                                  VALUE
MUTUAL FUNDS-0.2%
   211,196                Fidelity Money Market Fund                   $211,196
   208,989                Fidelity Prime Money
                          Market Fund                                   208,990
                            TOTAL MUTUAL FUNDS
                            (IDENTIFIED COST $420,186)                  420,186
                            TOTAL INVESTMENTS-100.1%
                            (IDENTIFIED COST
                            $148,126,713)(2)                        172,341,823
                            OTHER ASSETS AND
                            LIABILITIES-NET-(0.1)%                      (16,745)
                            TOTAL NET ASSETS-100.0%                $172,358,568

(1)  Non-income producing security.
(2)  The cost of investments for federal tax purposes amounts to $148,126,713.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2004.

(See Notes which are an integral part of the Financial Statements)

GROWTH FUND
PORTFOLIO OF INVESTMENTS SUMMARY TABLE AT NOVEMBER 30,
2004, THE FUND'S ASSET ALLOCATIONS WERE AS FOLLOWS:

                                                               PERCENTAGE OF
                                                                   TOTAL
                                                               INVESTMENTS(1)

Healthcare                                                             20.6%
Information Technology                                                 16.4%
Mutual Funds                                                           15.5%
Consumer Staples                                                       11.6%
Energy                                                                  8.7%
Consumer Discretionary                                                  7.6%
Financials                                                              5.0%
Industrials                                                             4.9%
Materials                                                               4.0%
Exchange Trade Funds                                                    3.4%
Telecommunication Services                                              1.2%
Utilities                                                               1.1%
  Total                                                               100.0%


(1) Percentages are based on total investments, which may differ from total net assets used in computing the percentages in the Portfolio of Investments which follows.

GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2004

 SHARES                                                                  VALUE
COMMON STOCKS-89.4%
                      CONSUMER
                      DISCRETIONARY-8.4%
                      INTERNET & CATALOG
                      RETAIL-1.6%
    60,000         (1)eBay, Inc.                                     $6,738,000
                      MULTILINE RETAIL-2.4%
   200,000            Family Dollar Stores, Inc.                      5,860,000
    80,000         (2)Target Corp.                                    4,097,600
                        Total                                         9,957,600
                      SPECIALTY RETAIL-3.9%
    60,000         (1)Bed Bath & Beyond, Inc.                         2,395,680
   140,000            Home Depot, Inc.                                5,845,000
   140,000         (2)Lowe's Companies, Inc.                          7,746,200
                        Total                                        15,986,880
                      TEXTILES & APPAREL-0.5%
    40,000            VF Corp.                                        2,159,600
                        Total Consumer
                        Discretionary                                34,842,080
                      CONSUMER STAPLES-12.8%
                      BEVERAGES-4.3%
   150,000            Coca-Cola Co.                                   5,896,500
   240,000            Pepsico, Inc.                                  11,978,400
                        Total                                        17,874,900
                      FOOD & STAPLES
                      RETAILING-2.6%
   200,000            CVS Corp.                                       9,074,000
    50,000            Sysco Corp.                                     1,737,500
                        Total                                        10,811,500
                      HOUSEHOLD PRODUCTS-4.5%
    40,000            Colgate-Palmolive Co.                           1,839,600
   200,000            Gillette Co.                                    8,698,000
   150,000            Proctor & Gamble Co.                            8,022,000
                        Total                                        18,559,600
                      TOBACCO-1.4%
   100,000            Altria Group, Inc.                              5,749,000
                        Total Consumer Staples                       52,995,000
 SHARES                                                                  VALUE
COMMON STOCKS-CONTINUED

                      ENERGY-9.6%
                      ENERGY EQUIPMENT &
                      SERVICES-7.4%
   140,000            B.J. Services Co.                              $7,093,800
   200,000         (2)GlobalSantaFe Corp.                             6,280,000
    30,000       (1,2)Headwaters, Inc.                                  960,900
   120,000       (1,2)Smith International, Inc.                       7,268,400
   140,000            Schlumberger Ltd.                               9,188,200
                        Total                                        30,791,300
                      OIL & GAS-2.2%
   100,000            ConocoPhillips                                  9,099,000
                        Total Energy                                 39,890,300
                      FINANCIALS-5.4%
                      BANKS-0.9%
    60,000            Wells Fargo & Co.                               3,706,200
                      CONSUMER FINANCE-1.9%
   140,000            American Express Co.                            7,799,400

    60,000            American International
                      Group, Inc.                                     3,801,000
                      INVESTMENT SERVICES-1.7%
    50,000            Franklin Resources, Inc.                        3,281,500
    80,000            Morgan Stanley                                  4,060,000
                        Total                                         7,341,500
                        Total Financials                             22,648,100
                      HEALTHCARE-22.7%
                      BIOTECHNOLOGY-5.4%
   120,000         (1)Amgen, Inc.                                     7,204,800
    65,000         (1)Biogen Idec                                     3,814,200
    80,000         (1)Forest Laboratories, Inc.                       3,117,600
   240,000            Gilead Sciences, Inc.                           8,270,400
                        Total                                        22,407,000
                      HEALTHCARE EQUIPMENT &
                      SUPPLIES-1.5%
   130,000            Medtronic, Inc.                                 6,246,500

 SHARES                                                                  VALUE
COMMON STOCKS-CONTINUED

                      HEALTHCARE PROVIDERS &
                      SERVICES-3.2%
   100,000            Coventry Health Care, Inc.                     $4,963,000
   100,000            UnitedHealth Group, Inc.                        8,285,000
                        Total                                        13,248,000
                      PHARMACEUTICALS-12.6%
   180,000            Abbot Laboratories                              7,552,800
   150,000            Eli Lilly and Co.                               7,999,500
   280,000            Johnson & Johnson, Inc.                        16,889,600
   600,000            Pfizer, Inc.                                   16,662,000
    80,000            Wyeth                                           3,189,600
                        Total                                        52,293,500
                        Total Healthcare                             94,195,000
                      INDUSTRIALS-5.5%
                      INDUSTRIAL CONGLOMERATES-5.5%
   640,000            General Electric Co.                           22,630,400
                      INFORMATION TECHNOLOGY-18.1%
                      COMMUNICATIONS
                      EQUIPMENT-1.8%
   180,000            Qualcomm, Inc.                                  7,491,600
                      COMPUTERS &
                      PERIPHERALS-1.0%
   200,000            Hewlett-Packard Co.                             4,000,000
                      INTERNET SOFTWARE & SERVICES-2.1%
    28,000         (2)Google, Inc.                                    5,095,440
   100,000            Yahoo, Inc.                                     3,762,000
                        Total                                         8,857,440
                      INFORMATION TECHNOLOGY
                      SERVICES-2.8%
   140,000       (1,2)Affiliated Computer                             8,285,200
    80,000         (2)First Data Corp.                                3,287,200
                        Total                                        11,572,400
 SHARES                           VALUE
COMMON STOCKS-CONTINUED
                      SEMICONDUCTOR EQUIPMENT
                      & PRODUCTS-5.0%
   600,000       (1,2)Applied Materials                              $9,984,000
   100,000            Intel Corp.                                     2,238,000
   120,000       (1,2)KLA Tencor Corp.                                5,407,200
   120,000            Texas Instruments, Inc.                         2,901,600

                        Total                                        20,530,800
                      SOFTWARE-5.4%
   700,000            Microsoft Corp.                                18,767,000
    60,000       (1,2)Symantec Corp.                                  3,828,600
                        Total                                        22,595,600
                        Total Information
                        Technology                                   75,047,840
                      MATERIALS-4.4%
                      CHEMICALS-1.2
   100,000            Dow Chemical Co.                                5,047,000
                      METALS & MINING-3.2%
   200,000            Barrick Gold Corp.                              4,918,000
   180,000            Newmont Mining Corp.                            8,523,000
                        Total                                        13,441,000
                        Total Materials                              18,488,000
                      TELECOMMUNICATION
                      SERVICES-1.4%
                      WIRELESS
                      TELECOMMUNICATION
                      SERVICES-1.4%
   200,000         (1)Nextel
                      Communications, Inc.                            5,692,000
                      UTILITIES-1.1%
                      ELECTRIC UTILITIES-1.1%
   180,000         (2)Duke Energy Corp.                               4,550,400

EXCHANGE TRADED FUNDS-3.8%
   400,000       (1,2)NASDAQ 100 Index
                      Tracking Stock                                 15,660,000
                        TOTAL EXCHANGE TRADED
                        FUNDS (IDENTIFIED
                        COST $12,325,650)                            15,660,000
 SHARES                                                                  VALUE
MUTUAL FUNDS-17.1%
44,126,324            Bank of New York
                      Institutional Cash
                      Reserves Fund (held
                      as collateral for
                      securities lending)
                      (IDENTIFIED COST $44,126,324)                 $44,126,324
13,332,240            Fidelity Money
                      Market Fund                                    13,332,240
13,332,240            Fidelity Prime Money
                      Market Fund                                    13,332,241

 SHARES                                                                  VALUE
MUTUAL FUNDS-CONTINUED
            TOTAL MUTUAL FUNDS
            (IDENTIFIED COST
            $70,790,805)                                            $70,790,805
            TOTAL INVESTMENTS-
            110.3% (IDENTIFIED COST
            $397,133,529)(3)                                        457,429,925
            OTHER ASSETS AND
            LIABILITIES-NET-(10.3)%                                 (42,689,972)
            TOTAL NET ASSETS-100.0%                                $414,739,953

(1)  Non-income producing security.
(2)  Certain shares are temporarily on loan to unaffiliated broker/dealers.
(3)  The cost of investments for federal tax purposes amounts to $397,133,529.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2004.

(SEE NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS)

MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS SUMMARY TABLE AT NOVEMBER 30,
2004, THE FUND'S ASSET ALLOCATIONS WERE AS FOLLOWS:

                                                                  PERCENTAGE OF
                                                                      TOTAL
                                                                  INVESTMENTS(1)

Energy                                                                     18.7%
Mutual Funds                                                               18.5%
Information Technology                                                     16.7%
Consumer Discretionary                                                     11.7%
Healthcare                                                                 11.2%
Financials                                                                  9.0%
Exchange Traded Funds                                                       5.5%
Materials                                                                   3.7%
Services                                                                    2.7%
Industrials                                                                 1.8%
Consumer Staples                                                            0.5%
  TOTAL                                                                   100.0%

(1) Percentages are based on total investments, which may differ from total net assets used in computing the percentages in the Portfolio of Investments which follows.

MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2004

 SHARES                                                                  VALUE

COMMON STOCKS-92.5%
             CONSUMER
             DISCRETIONARY-14.2%
             INTERNET & CATALOG
             RETAIL-1.0%

    44,000         (2)CDW Corp.                                      $2,891,680
                      LEISURE EQUIPMENT &
                      PRODUCTS-0.8%
    50,000            International
                      Speedway Corp.                                  2,444,500
                      MEDIA-0.9%
     3,000            Washington Post Co.                             2,814,000
                      MULTILINE RETAIL-0.8%
    30,000            Dollar General Corp.                              592,500
    60,000       (1,2)Dollar Tree Stores, Inc.                        1,669,800
                        Total                                         2,262,300
                      SPECIALTY RETAIL-6.7%
    60,000            Abercrombie & Fitch Co.,
                      Class A                                         2,733,000
   170,000            Aeropostale, Inc.                               4,845,000
    60,000            American Eagle
                      Outfitters, Inc.                                2,506,200
    60,000       (1,2)Chico's FAS, Inc.                               2,316,000
    80,000         (1)Pacific Sunwear of
                      California, Inc.                                1,776,800
   160,000       (1,2)Sotheby's Holdings, Inc.                        2,508,800
   100,000         (1)Williams-Sonoma, Inc.                           3,661,000
                        Total                                        20,346,800
                      TEXTILES, APPAREL &
                      LUXURY GOODS-4.0%
    60,000         (1)Coach, Inc.                                     2,990,400
   120,000            Fossil, Inc.                                    3,246,000
    90,000         (1)Timberland Co., Class A                         5,699,700
                        Total                                        11,936,100
                        Total Consumer
                        Discretionary                                42,695,380
                      CONSUMER STAPLES-0.7%
                      FOOD PRODUCTS-0.7%

   200,000       (1,2)Krispy Kreme
                      Doughnuts, Inc.                                 2,014,000

 SHARES                                                                  VALUE

COMMON STOCKS-CONTINUED
                      ENERGY-22.8%
                      ENERGY EQUIPMENT &
                      SERVICES-13.0%

   100,000            B.J. Services Co.                              $5,067,000
    80,000            Core Laboratories NV                            1,884,000
   180,000            GlobalSantaFe Corp.                             5,652,000
   160,000       (1,2)Headwaters, Inc.                                5,124,800
   260,000            Newpark Resources, Inc.                         1,487,200
    60,000            Oceaneering
                      International, Inc.                             2,304,000
   160,000            Patterson-UTI Energy, Inc.                      3,201,600
   140,000         (1)Smith International, Inc.                       8,479,800
   110,000       (1,2)Weatherford International, Inc.                 5,871,800

                        Total                                        39,072,200

                      OIL & GAS-9.8%
    70,000         (1)Grant Prideco, Inc.                             1,508,500
   120,000            Kerr-McGee Corp.                                7,467,600
    80,000            Murphy Oil Corp.                                6,824,800
    60,000            Patina Oil & Gas Corp.                          1,992,000
   110,000         (1)The Houston Exploration Co.                     6,589,000
   140,000            XTO Energy, Inc.                                5,089,000
                       Total                                         29,470,900
                       Total Energy                                  68,543,100
                      FINANCIALS-10.9%
                      COMMERCIAL BANKS-5.2%
   60,000          (2)Commerce Bancorp, Inc.                          3,748,200
    50,000            Compass Bancshares, Inc.                        2,328,000
    40,000            M&T Bank Corp.                                  4,216,400
   130,000            TCF Financial Corp.                             4,018,300
    40,000            Wilmington Trust Co.                            1,446,000
                        Total                                        15,756,900

 SHARES                                                                  VALUE

COMMON STOCKS-CONTINUED
                      INVESTMENT SERVICES-3.1%
   200,000         (2)Janus Capital Group, Inc.                      $3,310,000
    90,000            Legg Mason, Inc.                                6,132,600
                        Total                                         9,442,600
                      INSURANCE-2.6%
   120,000            A.J. Gallagher                                  3,678,000
   120,000         (2)Hilb Rogal & Hobbs Co.                          4,162,800
                        Total                                         7,840,800
                        Total Financials                             33,040,300
                      HEALTHCARE-13.5%
                      BIOTECHNOLOGY-10.1%
    30,000       (1,2)Cephalon, Inc.                                  1,425,900
   320,000            Gilead Sciences, Inc.                          11,027,200
   250,000         (2)Ivax Corp.                                      3,902,500
   500,000         (1)Millennium Pharmaceuticals, Inc.                6,310,000
    60,000         (2)MGI Pharma, Inc.                                1,619,400
    50,000            Medicis Pharmaceutical Corp.                    1,839,500
    60,000       (1,2)Pharmaceutical Product Development              2,526,600
    40,000       (1,2)Sepracor, Inc.                                  1,778,000
                        Total                                        30,429,100
                      HEALTHCARE EQUIPMENT &
                      SUPPLIES-1.6%
    90,000         (2)Patterson Companies, Inc.                       3,677,400
    25,000       (1,2)Resmed, Inc.                                    1,251,500
                        Total                                         4,928,900
                      HEALTHCARE PROVIDERS &
                      SERVICES-1.8%
   110,000            Coventry Health Care, Inc.                      5,459,300
                        Total Healthcare                             40,817,300
                      INDUSTRIALS-2.2%
                      AIR FREIGHT &
                      COURIERS-0.3%
    10,000            Fedex Corp.                                       950,300
                      AIRLINES-0.8%
   200,000         (1)Frontier Airlines, Inc.                         2,346,000
                      TRANSPORTATION
                      INFRASTRUCTURE-1.1%
    60,000            Expeditors International                        3,195,600
                        Total Industrials                             6,491,900

 SHARES                                                                  VALUE

                      INFORMATION
                      TECHNOLOGY-20.4%
                      COMMUNICATIONS
                      EQUIPMENT-1.3%
    60,000            Adtran, Inc.                                   $1,344,600
   300,000         (2)Tellabs, Inc.                                   2,565,000
                        Total                                         3,909,600
                      COMPUTERS &
                      PERIPHERALS-2.1%
   180,000         (2)Sandisk Corp.                                   4,064,400
    40,000         (2)Avid Technology, Inc.                           2,282,800
                        Total                                         6,347,200
                      ELECTRONIC EQUIPMENT &
                      INSTRUMENTS-0.5%
    12,000            Harman International
                      Industries, Inc.                                1,474,200
                      INTERNET SOFTWARE
                      & SERVICES-1.8%
    30,000         (2)Google, Inc.                                    5,459,400
                      IT CONSULTING &
                      SERVICES-3.4%
   100,000         (2)Acxiom Corp.                                    2,529,000
   130,000       (1,2)Affiliated Computer                             7,693,400
                        Total                                        10,222,400
                      SEMICONDUCTOR
                      EQUIPMENT & PRODUCTS-7.4%
   400,000         (1)Applied Materials                               6,656,000
   100,000         (1)Broadcom Corp.                                  3,252,000
   110,000       (1,2)Cree, Inc.                                      3,935,800
   150,000         (1)Fairchild Semiconductor Corp.                   2,295,000
   100,000       (1,2)Lam Research Corp.                              2,601,000
    60,000            Microchip Technology, Inc.                      1,690,800
   240,000       (1,2)RF Micro Devices, Inc.                          1,670,400
                        Total                                        22,101,000
                      SOFTWARE-3.9%
   70,000        (1,2)DST Systems                                     3,412,500
   90,000          (1)McAfee, Inc.                                    2,601,000
   140,000         (1)Synopsys, Inc.                                  2,468,200
    50,000            Symantec Corp.                                  3,190,500
                        Total                                        11,672,200
                        Total Information
                        Technology                                   61,186,000

 SHARES                                                                  VALUE

COMMON STOCKS-CONTINUED
                      MATERIALS-4.6%
                      CAPITAL GOODS-1.0%
    80,000            Graco, Inc.                                    $2,929,600
                      CONSTRUCTION
                      MATERIALS-1.4%
    80,000            Vulcan Materials Co.                            4,148,000
                      METALS & MINING-2.2%
   140,000            Newmont Mining Corp.                            6,629,000
                        Total Materials                              13,706,600
                      SERVICES-3.2%
                      BROADCASTING & CABLE
                      TV-0.7%
    60,000         (2)XM Satellite Radio
                      Holdings, Inc.                                  2,214,600

                      RESTAURANTS-1.3%
    30,000            Cheesecake Factory, Inc.                        1,466,700
    60,000         (2)Outback Steakhouse, Inc.                        2,598,000
                        Total                                         4,064,700
                      SCHOOLS-1.2%
    90,000            Career Education Corp.                          3,501,000
                        Total Services                                9,780,300
                        TOTAL COMMON  STOCKS
                        (IDENTIFIED COST
                        $234,265,802)                               278,274,880
EXCHANGE TRADED FUNDS-6.7%
   300,000       (1,2)NASDAQ 100 Index Tracking Stock                11,745,000
    70,000       (1,2)Standard & Poors
                      Depositary Receipts Trust                       8,252,300
                        TOTAL EXCHANGE
                        TRADED FUNDS (IDENTIFIED
                        COST $17,042,034)                           $19,997,300

MUTUAL FUND-22.5%
  SHARES                                                                 VALUE
    65,764,956        Bank of New York                                5,764,956
                      Institutional Cash Reserves
                      Fund (held as collateral for
                      securities lending)
                      (IDENTIFIED COST $65,764,956)                  65,764,956
   942,431            Fidelity Money                                    942,432
                      Market Fund
   942,431            Fidelity Prime Money                              942,432
                      Market Fund
                        TOTAL MUTUAL FUNDS
                        (IDENTIFIED COST
                        $67,649,820)                                 67,649,820
                        TOTAL INVESTMENTS-
                        121.7% (IDENTIFIED COST
                        $318,957,656)(3)                            365,922,000
                        OTHER ASSETS AND
                        LIABILITIES-NET-(21.7)%                     (65,212,822)
                        TOTAL NET                                  $300,709,178
                        ASSETS-100.0%

(1)  Non-income producing security.
(2)  Certain shares are temporarily on loan to unaffiliated broker/dealers.
(3)  The cost of investments for federal tax purposes amounts to $318,984,518.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2004.

(SEE NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS)

REGIONS MORGAN KEEGAN SELECT FUNDS
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

-------------------------------------------------------------------------------------------------------------------------------
                                                          TREASURY    GOVERNMENT           LIMITED                 INTERMEDIATE
                                                             MONEY         MONEY          MATURITY        FIXED      TAX EXEMPT
                                                            MARKET        MARKET        GOVERNMENT       INCOME            BOND
                                                              FUND          FUND              FUND         FUND            FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value               $1,095,281,970(1)  $35,813,571    $130,182,616(1) $338,202,116(1) $68,310,911
Investments in repurchase agreements                            --    21,870,217         12,624,956              --          --
-------------------------------------------------------------------------------------------------------------------------------
     Total investments in securities                  1,095,281,970   57,683,788        142,807,572     338,202,116  68,310,911
-------------------------------------------------------------------------------------------------------------------------------
Cash                                                          2,791        2,793                 --              --          --
Income receivable                                            25,780       12,840            892,164       2,489,181     786,591
Receivable for investments sold                                  --           --          2,002,177              --          --
Receivable for shares sold                                9,753,052      819,842                 28         107,678          --
Prepaid expenses                                                 --           --                 --              --          --
Other Assets                                                     --           --                 --              --          --
-------------------------------------------------------------------------------------------------------------------------------
     Total assets                                     1,105,063,593   58,519,263        145,701,941     340,798,975  69,097,502
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                --           --          4,060,727              --          --
Payable for shares redeemed                               1,110,726           --            698,204         620,454          --
Income distribution payable                                 634,475       52,485            165,563         590,100     170,962
Payable for collateral due to broker                    241,520,122           --         27,602,391      71,295,700          --
Payable for investment adviser fee (Note 5)                 135,493        6,937             37,348         112,931          --
Payable for administrative personnel and services
  fee (Note 5)                                               16,956        1,173              2,334           5,631       1,430
Payable for custodian fees (Note 5)                           7,281        1,146              2,072           4,400       1,348
Payable for transfer and dividend disbursing
  agent fees and expenses (Note 5)                           16,290        1,227              4,112          11,254       2,175
Payable for Trustees' fees                                    1,168        2,384                648             959       1,274
Payable for shareholder services fee (Note 5)               170,185        9,415             23,287          56,257      14,219
Payable for distribution services fee (Note 5)                  705           --              5,038           2,580          --
Payable to bank                                                  --           --          2,002,177              --          --
Accrued expenses                                             80,717       38,939              5,756          36,171      49,154
-------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                  243,694,118      113,706         34,609,657      72,736,437     240,562
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                        $861,339,016  $58,405,588       $114,747,444    $263,653,449 $66,889,405
Net unrealized appreciation (depreciation)
  of investments                                                 --           --          (160,299)       5,614,610   1,540,482
Accumulated net realized gain (loss) on
  investments                                                    --         (31)        (3,617,728)     (1,205,070)     427,053
Undistributed (distributions in excess of) net
investment income                                            30,459           --           122,867            (451)          --
-------------------------------------------------------------------------------------------------------------------------------
     Total Net Assets                                  $861,369,475  $58,405,557       $111,092,284    $268,062,538 $68,856,940
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:(3)

(net assets / shares outstanding)
  Class A Shares                                              $1.00        $1.00              $9.84          $10.54       $9.77
  Class C Shares                                                $--          $--              $9.84          $10.55       $9.77
  Class I Shares                                                $--          $--                $--             $--       $9.77
-------------------------------------------------------------------------------------------------------------------------------
OFFERING PRICE PER SHARE:(3)
  Class A Shares                                              $1.00        $1.00          $10.30(3)       $11.04(3)    $9.97(4)
  Class C Shares                                                 --           --              $9.84          $10.54       $9.77
  Class I Shares                                                $--          $--                $--             $--       $9.77
-------------------------------------------------------------------------------------------------------------------------------
REDEMPTION PROCEEDS PER SHARE:(3)
  Class A Shares                                              $1.00        $1.00              $9.84          $10.54       $9.77
  Class C Shares                                                $--          $--              $9.84       $10.44(5)    $9.67(5)
  Class I Shares                                                $--          $--                $--             $--       $9.77
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Class A Shares                                       $861,369,475  $58,405,557       $110,248,874    $265,531,699 $68,530,550
  Class C Shares                                                $--          $--           $843,410      $2,530,839         $49
  Class I Shares                                                $--          $--                $--             $--    $326,341

-------------------------------------------------------------------------------------------------------------------------------
                                                          TREASURY    GOVERNMENT           LIMITED                 INTERMEDIATE
                                                             MONEY         MONEY          MATURITY        FIXED      TAX EXEMPT
                                                            MARKET        MARKET        GOVERNMENT       INCOME            BOND
                                                              FUND          FUND              FUND         FUND            FUND
-------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class A Shares                                        861,339,016   58,405,588         11,205,934      25,190,385   7,012,768
  Class C Shares                                                 --           --             85,723         240,002           5
  Class I Shares                                                 --           --                 --              --      33,398
-------------------------------------------------------------------------------------------------------------------------------
Investments, at identified cost                      $1,095,281,970  $57,683,788       $142,967,871    $332,587,506 $66,770,429
-------------------------------------------------------------------------------------------------------------------------------

(1)Including $240,620,761, $27,033,930 and $69,436,417 securities loaned, respectively.
(2)See "What Do Shares Cost?" in the Prospectus.
(3)Computation of Offering Price Per Share: 100/95.5 of net asset value.
(4)Computation of Offering Price Per Share: 100/98 of net asset value.
(5)Computation of Redemption Proceeds: 99/100 of net asset value.

(SEE NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS)

REGIONS MORGAN KEEGAN SELECT FUNDS
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

                                                                            MID CAP                                          MID CAP
                                                          BALANCED            VALUE         VALUE            GROWTH           GROWTH
                                                              FUND             FUND          FUND              FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value                $142,029,992(1)  $116,061,727(1)  $172,341,823   $457,429,925(1)  $365,922,000(1)
Investments in repurchase agreements                            --               --            --                --               --
------------------------------------------------------------------------------------------------------------------------------------
     Total investments in securities                   142,029,992      116,061,727   172,341,823       457,429,925      365,922,000
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                            --               --            --                --               --
Income receivable                                          627,636           20,412       847,955         2,533,832          129,587
Receivable for investments sold                                 --               --           --                 --        7,073,325
Receivable for shares sold                                   1,756          135,435           170             6,745           39,924
Prepaid expenses                                                --               --            --                --               --
Other Assets                                                    --               --           429                --           17,682
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                      142,659,384      116,217,574   173,190,377       459,970,502      373,182,518
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                               --               --            --                --        5,814,407
Payable for shares redeemed                                436,163           34,609       625,927           713,534          588,844
Income distribution payable                                     --               --            --                --               --
Payable for collateral due to broker                    22,033,998        9,402,203            --        44,126,324       65,764,956
Payable for investment adviser fee (Note 5)                 74,063           64,094       106,808           256,554          183,466
Payable for administrative personnel and services
  fee (Note 5)                                               2,472            2,136         3,560             8,552            6,116
Payable for custodian fees (Note 5)                          2,180            1,914         3,053             5,604            4,692
Payable for transfer and dividend disbursing agent
  fees and expenses (Note 5)                                 9,092           10,093        12,347            24,098           16,102
Payable for Trustees' fees                                   1,018            2,395         2,264               556            2,273
Payable for shareholder services fee (Note 5)               24,877           21,431        35,501            85,550           61,043
Payable for distribution services fee (Note 5)               3,512              233         1,331             1,835            3,283
Accrued expenses                                            20,348           72,191        41,018             7,942           28,158
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                  22,607,723        9,611,299       831,809        45,230,549       72,473,340
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                       $108,521,596      $73,657,987  $179,270,517      $415,776,163     $228,934,411
Net unrealized appreciation of investments              14,753,906       11,985,502    24,215,110        60,296,396       46,964,344
Accumulated net realized gain (loss) on investments    (3,683,532)       20,962,786  (31,932,796)      (62,868,679)       24,810,422
Undistributed (distributions in excess of) net
  investment income                                        459,691               --       805,737         1,536,073               --
------------------------------------------------------------------------------------------------------------------------------------
     Total Net Assets                                 $120,051,661     $106,606,275  $172,358,568      $414,739,953     $300,709,178
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:(2)
(net assets ? shares outstanding)
  Class A Shares                                            $13.97           $12.73        $14.40            $15.33           $16.57
  Class C Shares                                            $13.95           $12.63        $14.33            $15.02           $16.24
  Class I Shares                                               $--              $--        $14.42               $--           $16.59
------------------------------------------------------------------------------------------------------------------------------------
OFFERING PRICE PER SHARE:(2)
  Class A Shares                                         $14.78(3)        $13.47(3)     $15.24(3)         $16.22(3)        $17.53(3)
  Class C Shares                                            $13.95           $12.63        $14.33            $15.02           $16.24
  Class I Shares                                               $--              $--        $14.42                --           $16.59
------------------------------------------------------------------------------------------------------------------------------------
REDEMPTION PROCEEDS PER SHARE:(2)
  Class A Shares                                            $13.97           $12.73        $14.40            $15.33           $16.57
  Class C Shares                                         $13.81(4)        $12.50(4)     $14.19(4)         $14.87(4)        $16.08(4)
  Class I Shares                                               $--              $--        $14.42               $--           $16.59

                                                                            MID CAP                                          MID CAP
                                                          BALANCED            VALUE         VALUE            GROWTH           GROWTH
                                                              FUND             FUND          FUND              FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Class A Shares                                      $117,967,719     $106,222,293  $169,771,558      $411,785,397     $294,324,625
  Class C Shares                                        $2,083,942         $383,982    $2,055,811        $2,954,556       $5,352,720
  Class I Shares                                               $--              $--      $531,199               $--       $1,031,833
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class A Shares                                         8,444,260        8,345,501    11,790,897        26,856,609       17,763,306
  Class C Shares                                           149,358           30,403       143,480           196,777          329,614
  Class I Shares                                                --               --        36,836                --           62,212
------------------------------------------------------------------------------------------------------------------------------------
Investments, at identified cost                       $127,276,086     $104,076,225  $148,126,713      $397,133,529     $318,957,656
------------------------------------------------------------------------------------------------------------------------------------

(1)Including $21,328,379, $9,152,568, $42,662,788 and $63,863,597 of securities loaned, respectively.
(2)See "What Do Shares Cost?" in the Prospectus.
(3)Computation of Offering Price Per Share: 100/94.5 of net asset value.
(4)Computation of Redemption Proceeds: 99/100 of net asset value.

(SEE NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS)

REGIONS MORGAN KEEGAN SELECT FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2004

                                                         TREASURY    GOVERNMENT         LIMITED                       INTERMEDIATE
                                                            MONEY         MONEY        MATURITY            FIXED        TAX EXEMPT
                                                           MARKET        MARKET      GOVERNMENT           INCOME              BOND
                                                             FUND          FUND            FUND             FUND           FUND(1)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                             $9,435,264(2)   $770,112(3)    $5,482,544(4)    $13,715,180(5)     $2,159,276
Dividends                                                  208,595            --               --                --         25,567
----------------------------------------------------------------------------------------------------------------------------------
     Total Income                                        9,643,859       770,112        5,482,544        13,715,180      2,184,843
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:

Investment adviser fee (Note 5)                          4,090,805       307,755        1,191,655         2,328,390        286,613

Administrative personnel and services fee (Note 5)         735,550        55,338          153,058           279,121         51,546

Custodian fees (Note 5)                                     88,408        14,810           36,547            58,302         13,480

Transfer and dividend disbursing agent fees and
  expenses (Note 5)                                        178,850        17,770           67,605            97,868         28,363

Trustees' fees                                               4,987         7,095            6,501             6,326          3,575

Auditing fees                                               18,988        17,180           16,633            17,299         17,246

Legal fees                                                  18,426        16,238           15,421            12,012         11,918

Portfolio accounting fees                                  247,085        22,642           58,585           107,055         36,113

Distribution services fee--Class B Shares (Note 5)         123,776            --           15,251            39,065             --

Distribution services fee--Class C Shares (Note 5)              --            --            5,647            13,748             --

Shareholder services fee--Class A Shares (Note 5)        1,967,789       153,877          408,391           738,850        143,076

Shareholder services fee--Class B Shares (Note 5)           77,360            --           15,252            32,554             --

Shareholder services fee--Class C Shares (Note 5)               --            --            1,882             4,583             --

Share registration costs                                    30,718        16,084           40,132            43,552         30,082

Printing and postage                                        25,401        15,213            5,582            21,558         15,766

Insurance premiums                                         112,192        10,559           22,824            44,379          4,621

Miscellaneous                                                6,609         2,244            2,231             3,108          3,639
----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                      7,726,944       656,805        2,063,197         3,847,770        646,038
----------------------------------------------------------------------------------------------------------------------------------
WAIVERS (NOTE 5):

Waiver of investment adviser fee                       (2,383,994)     (215,428)        (390,650)         (776,130)      (286,613)

Waiver of distribution services fee--Class B Shares       (49,239)            --               --                --             --

Waiver of shareholder services fee--Class A Shares              --      (49,510)               --                --             --
----------------------------------------------------------------------------------------------------------------------------------
     Total waivers                                     (2,433,233)     (264,938)        (390,650)         (776,130)      (286,613)
----------------------------------------------------------------------------------------------------------------------------------
       Net expenses                                      5,293,711       391,867        1,672,547         3,071,640        359,425
----------------------------------------------------------------------------------------------------------------------------------
         Net investment income                           4,350,148       378,245        3,809,997        10,643,540      1,825,418
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments                         --            --      (2,098,164)       (1,205,071)        410,773

Net change in unrealized appreciation/(depreciation)
  of investments                                                --            --      (1,589,758)      (6,409,953)     (2,096,338)
----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain/(loss)
on investments                                                  --            --      (3,687,922)       (7,615,024)    (1,685,565)
----------------------------------------------------------------------------------------------------------------------------------

Change in net assets resulting from operations          $4,350,148      $378,245         $122,075        $3,028,516       $139,853
----------------------------------------------------------------------------------------------------------------------------------

(1)Reflects operations for the period from February 9, 2004 (commencement of investment operations) to November 30, 2004.
(2)Including income from securities loaned of $247,314.
(3)Including income from securities loaned of $163.
(4)Including income from securities loaned of $67,937.
(5)Including income from securities loaned of $102,629.

(SEE NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS)

REGIONS MORGAN KEEGAN SELECT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                                                       MID CAP                                             MID CAP
                                                         BALANCED        VALUE           VALUE           GROWTH             GROWTH
                                                             FUND         FUND            FUND             FUND               FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Dividends                                            $1,440,141(1)    $467,560     $4,537,919(4)      $6,551,452       $970,642(7)

Interest                                              2,298,143(2)   21,209(3)         88,648(5)      324,182(6)        687,687(8)
----------------------------------------------------------------------------------------------------------------------------------
     Total income                                        3,738,284     488,769         4,626,567       6,875,634         1,658,329
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:

Investment adviser fee (Note 5)                          1,023,144     518,249         1,718,132       3,355,977         2,046,541

Administrative personnel and services fee (Note 5)         114,988      58,242           193,050         377,090           245,298

Custodian fees (Note 5)                                     28,079      15,456            44,585          68,488            53,429

Transfer and dividend disbursing agent fees and
  expenses (Note 5)                                        101,080      48,211           112,557         217,291           163,359

Trustees' fees                                               4,875       9,362             6,014           5,783             6,004

Auditing fees                                               16,979      20,599            16,360          17,443            15,876

Legal fees                                                  12,453      37,815            15,750          11,598            17,619

Portfolio accounting fees                                   47,434      21,013            63,860         122,179            77,982

Distribution services fee--Class B Shares (Note 5)          48,032          33            35,854         151,038           110,218

Distribution services fee--Class C Shares (Note 5)          11,767         305            11,075          16,140            28,668

Shareholder services fee--Class A Shares (Note 5)          275,585     162,128           503,205         917,270           579,927

Shareholder services fee--Class B Shares (Note 5)           40,026          28            29,047         125,846            91,836

Shareholder services fee--Class C Shares (Note 5)            3,922         103             3,490           5,389             9,555

Share registration costs                                    42,431      52,404            43,190          43,401            49,545

Printing and postage                                        21,197      33,227            23,248          58,389            43,840

Insurance premiums                                          16,465      10,669            27,454          49,814            26,353

Miscellaneous                                                4,952       5,913             6,059           6,174             5,639
----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                      1,813,409     993,757         2,852,930       5,549,310         3,571,689
----------------------------------------------------------------------------------------------------------------------------------
WAIVERS (NOTE 5):

Waiver of investment adviser fee                          (63,946)    (32,390)         (107,384)       (209,749)                --
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                        1,749,463     961,367         2,745,546       5,339,561         3,571,689
----------------------------------------------------------------------------------------------------------------------------------
       Net investment income (loss)                      1,988,821   (472,598)         1,881,021       1,536,073       (1,913,360)
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments                         4,171,007  21,577,467        10,227,799      39,042,338        38,488,098

Net change in unrealized appreciation/depreciation
  of investments                                         (593,413) (5,646,861)         7,150,323    (32,412,726)      (18,995,315)
----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain on investments     3,577,594  15,930,606        17,378,122       6,629,612        19,492,783
----------------------------------------------------------------------------------------------------------------------------------
       Change in net assets resulting from operations   $5,566,415 $15,458,008       $19,259,143      $8,165,685       $17,579,423
----------------------------------------------------------------------------------------------------------------------------------

(1)Net of foreign taxes withheld of $1,980.
(2)Including income from securities loaned of $30,249.
(3)Including income from securities loaned of $10,621.
(4)Net of foreign taxes withheld of $633.
(5)Including income from securities loaned of $2,389.
(6)Including income from securities loaned of $69,361.
(7)Net of foreign taxes withheld of $1,017.
(8)Including income from securities loaned of $62,143.

(SEE NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS)

REGIONS MORGAN KEEGAN SELECT FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                               TREASURY MONEY                             GOVERNMENT MONEY
                                                                MARKET FUND                                  MARKET FUND
                                                           YEAR ENDED NOVEMBER 30,                      YEAR ENDED NOVEMBER 30,
                                                          2004                2003                       2004              2003
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS--

Net investment income                                   $4,350,148          $3,855,207                  $378,245          $628,912
----------------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from operations         4,350,148           3,855,207                   378,245           628,912
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--

Distributions from net investment income:

  Class A Shares                                       (4,311,392)         (3,606,205)                 (378,514)         (628,674)

  Class B Shares                                          (24,077)           (233,222)                        --                --
----------------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from distributions
  to shareholders                                       (4,335,469)        (3,839,427)                 (378,514)         (628,674)
----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS--(NOTE 3)

Proceeds from sales of shares                        1,280,594,634       1,020,212,344               118,191,213       110,070,017

Net asset value of shares issued to shareholders
  in payment of dividends declared                         321,967             635,758                       737             1,687

Cost of shares redeemed                            (1,249,321,444)     (1,089,037,298)             (127,364,199)     (115,850,993)
----------------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from share
  transactions                                          31,595,157        (68,189,196)               (9,172,249)       (5,779,289)
----------------------------------------------------------------------------------------------------------------------------------
    Change in net assets                                31,609,836        (68,173,416)               (9,172,518)       (5,779,051)

NET ASSETS:

Beginning of period                                    829,759,639         897,933,055                67,578,075        73,357,126
----------------------------------------------------------------------------------------------------------------------------------
End of period                                         $861,369,475        $829,759,639               $58,405,557       $67,578,075
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in
  net assets at end of period                              $30,459             $15,780                       $--              $269
----------------------------------------------------------------------------------------------------------------------------------

(SEE NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS)


REGIONS MORGAN KEEGAN SELECT FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                              LIMITED MATURITY
                                                              GOVERNMENT FUND                            FIXED INCOME FUND
                                                           YEAR ENDED NOVEMBER 30,                     YEAR ENDED NOVEMBER 30,
                                                          2004                2003                       2004              2003
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS--

Net investment income                                   $3,809,997          $4,755,305               $10,643,540       $11,788,196

Net realized gain (loss) on investments                (2,098,164)           (243,988)               (1,205,071)         6,434,036

Net change in unrealized appreciation/depreciation of
  investments                                          (1,589,758)         (2,662,653)               (6,409,953)      (10,502,066)
----------------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from operations           122,075           1,848,664                 3,028,516         7,720,166
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--

Distributions from net investment income:

  Class A Shares                                       (4,363,402)         (4,843,990)              (10,154,461)      (10,772,229)

  Class B Shares                                         (162,228)           (394,224)                 (432,802)       (1,004,749)

  Class C Shares                                          (13,150)             (1,410)                  (47,964)          (19,971)

Distributions from net realized gain on investment transactions:

  Class A Shares                                                --           (192,082)               (5,914,806)         (483,951)

  Class B Shares                                                --            (20,380)                 (501,572)          (57,730)

  Class C Shares                                                --                (13)                  (17,258)             (620)
----------------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from distributions to
  shareholders                                         (4,538,780)         (5,452,099)              (17,068,863)      (12,339,250)
----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS--(NOTE 3)

Proceeds from sales of shares                           45,122,678          77,309,699                59,713,339        42,477,965

Proceeds from shares issued in connection with the
  tax-free transfer of assets from Personal Trust
  Government Fund                                               --                  --                        --        51,684,333

Proceeds from shares issued in connection with the
  tax-free transfer of assets from Personal Trust
  Government/Corporate Fund                                     --                  --                        --        40,453,198

Net asset value of shares issued to shareholders in
  payment of dividends declared                          1,522,078           1,993,332                 5,152,757         3,906,641

Cost of shares redeemed                              (112,683,960)        (53,412,759)             (127,226,801)      (76,227,654)
----------------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from share
  transactions                                        (66,039,204)          25,890,272              (62,360,705)        62,294,483
----------------------------------------------------------------------------------------------------------------------------------
          Change in net assets                        (70,455,909)          22,286,837              (76,401,052)        57,675,399

NET ASSETS:

Beginning of period                                    181,548,193         159,261,356               344,463,590       286,788,191
----------------------------------------------------------------------------------------------------------------------------------
End of period                                         $111,092,284        $181,548,193              $268,062,538      $344,463,590
----------------------------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income included in net assets at
  end of period                                           $122,867            $100,196                    $(451)         $($8,764)
----------------------------------------------------------------------------------------------------------------------------------

(SEE NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS)

REGIONS MORGAN KEEGAN SELECT FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                                           INTERMEDIATE
                                                                            TAX EXEMPT
                                                                            BOND FUND                     BALANCED FUND
                                                                           PERIOD ENDED                    YEAR ENDED
                                                                           NOVEMBER 30,                   NOVEMBER 30,
                                                                             2004(1)               2004                 2003
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS--

Net investment income                                                       $1,825,418            $1,988,821          $1,883,347

Net realized gain (loss) on investments                                        410,773             4,171,007         (1,610,268)

Net change in unrealized appreciation/(depreciation) of investments        (2,096,338)             (593,413)           7,975,349
--------------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from operations                               139,853             5,566,415           8,248,428
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--

Distributions from net investment income:

  Class A Shares                                                           (1,806,039)           (1,549,559)         (1,536,018)

  Class B Shares                                                                    --             (194,481)           (512,171)

  Class C Shares                                                                   (2)              (11,384)             (6,733)

  Class I Shares                                                               (3,097)                    --                  --
--------------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from distributions to shareholders        (1,809,138)           (1,755,424)         (2,054,922)
--------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS--(NOTE 3)

Proceeds from sales of shares                                                6,264,981            40,668,611          11,942,686

Proceeds from shares issued in connection with the tax-free transfer
  of assets from Limited Maturity Tax Exempt Fund                           20,134,603                    --                  --

Proceeds from shares issued in connection with the tax-free transfer
  of assets from Personal Trust Municipal Fund                              25,762,496                    --                  --

Proceeds from shares issued in connection with the tax-free transfer
  of assets from Tax Exempt Fund                                            27,967,592                    --                  --

Net asset value of shares issued to shareholders in payment of dividends
  declared                                                                       1,968             1,677,174           1,973,708

Cost of shares redeemed                                                    (9,605,415)          (55,844,936)        (20,335,777)
--------------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from share transactions                    70,526,225          (13,499,151)         (6,419,383)
--------------------------------------------------------------------------------------------------------------------------------
          Change in net assets                                              68,856,940           (9,688,160)           (225,877)

NET ASSETS:

Beginning of period                                                                 --           129,739,821         129,965,698
--------------------------------------------------------------------------------------------------------------------------------
End of period                                                              $68,856,940          $120,051,661        $129,739,821
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in net assets at end
  of period                                                                        $--              $459,691            $226,294
--------------------------------------------------------------------------------------------------------------------------------

(1)Reflects operations for the period from February 9, 2004 (commencement of investment operations) to November 30, 2004.

(See Notes which are an integral part of the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                                     MID CAP
                                                                   VALUE FUND(1)                       VALUE FUND
                                                           YEAR ENDED        PERIOD ENDED              YEAR ENDED
                                                           NOVEMBER 30,      NOVEMBER 30,              NOVEMBER 30,
                                                             2004              2003(2)             2004           2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS--

Net investment income (loss)                                 $(472,598)            $22,423        $1,881,021       $1,415,819

Net realized gain (loss) on investments                      21,577,467          4,581,547        10,227,799       10,773,301

Net change in unrealized appreciation/depreciation
  of investments                                            (5,646,861)          3,880,211         7,150,323        5,693,273
-----------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from operations             15,458,008          8,484,181        19,259,143       17,882,393
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--

Distributions from net investment income:

  Class A Shares                                               (22,789)                 --       (1,133,563)      (1,197,847)

  Class B Shares                                                     --                 --          (48,902)        (102,057)

  Class C Shares                                                     --                 --           (7,193)             (33)

  Class I Shares                                                     --                 --           (1,508)               --

Distributions from net realized gain on investment transactions:

  Class A Shares                                            (4,722,548)                 --                --               --

  Class B Shares                                                  (430)                 --                --               --

  Class C Shares                                                  (286)                 --                --               --

  Class I Shares                                                     --                 --                --               --
-----------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from distributions to
  shareholders                                              (4,746,053)                 --       (1,191,166)      (1,299,937)
-----------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS--(NOTE 3)

Proceeds from sales of shares                                59,090,040          8,213,952        45,989,295       30,192,987

Paid in Capital transferred from merger of RMK Select
  Financial Fund                                                     --                 --         6,316,317               --

Proceeds from shares issued in connection with the
  tax-free transfer of assets from Personal Trust
  Common Stock Fund                                                  --         56,846,913                --               --

Proceeds from shares issued in connection with the
  tax-free transfer of assets from Personal Trust
  Capital Investment Fund                                            --         11,442,547                --               --

Net asset value of shares issued to shareholders in payment
  of dividends declared                                         118,409                 --           703,092          711,550

Cost of shares redeemed                                    (31,357,732)       (16,943,990)     (132,365,646)     (36,904,887)
-----------------------------------------------------------------------------------------------------------------------------

  Change in net assets resulting from share transactions     27,850,717         59,559,422      (79,356,942)      (6,000,350)
-----------------------------------------------------------------------------------------------------------------------------
  Change in net assets                                       38,562,672         68,043,603      (61,288,965)       10,582,106

NET ASSETS:

  Beginning of period                                        68,043,603                 --       233,647,533      223,065,427
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                            $106,606,275        $68,043,603      $172,358,568     $233,647,533
-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in net assets
  at end of period                                                  $--            $22,423          $805,737         $115,882
-----------------------------------------------------------------------------------------------------------------------------

(1) On January 31, 2004, the fund changed its name to "Mid Cap Value Fund", the former name is "Strategic Equity Fund".

(2) Reflects operations for the period from December 9, 2002 (commencement of investment operations) to November 30, 2004.


(SEE NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS)

REGIONS MORGAN KEEGAN SELECT FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                                GROWTH FUND                     MID CAP GROWTH(1)
                                                                 YEAR ENDED                        YEAR ENDED
                                                                 NOVEMBER 30,                      NOVEMBER 30,
                                                            2004              2003            2004                2003
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS--

Net investment income (loss)                                 $1,536,073       $(1,118,681)      $(1,913,360)     $(1,692,319)

Net realized gain (loss) on investments                      39,042,338        (2,401,665)        38,488,098        1,481,801

Net change in unrealized appreciation/depreciation of
  investments                                              (32,412,726)         58,385,490      (18,995,315)       51,161,858
-----------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from operations              8,165,685         54,865,144        17,579,423       50,951,340
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--

Distributions from net investment income:

  Class A Shares                                                     --                 --                --               --

  Class I Shares                                                     --                 --                --               --
-----------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from distributions to
  shareholders                                                       --                 --                --               --
-----------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS--(NOTE 3)

Proceeds from sales of shares                               169,800,397         56,733,075       147,549,328       59,855,997

Paid in Capital transferred from merger of RMK Select
  Capital Growth Fund                                                --                 --        32,483,816               --

Net asset value of shares issued to shareholders in
   payment of dividends declared                                     --                 --                --               --

Cost of shares redeemed                                   (180,620,235)       (59,049,341)     (143,353,776)     (32,711,241)
-----------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from share transactions   (10,819,838)        (2,316,266)        36,679,368       27,144,756
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets                                        (2,654,153)         52,548,878        54,258,791       78,096,096

NET ASSETS:

Beginning of period                                         417,394,106        364,845,228       246,450,387      168,354,291
-----------------------------------------------------------------------------------------------------------------------------
End of period                                              $414,739,953       $417,394,106      $300,709,178     $246,450,387
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment
  income included in net assets at end of period             $1,536,073                $--               $--              $--
-----------------------------------------------------------------------------------------------------------------------------

(1)On January 31, 2004, the fund changed its name to "Mid Cap Growth Fund", the former name is "Aggressive Growth Fund".

(See Notes which are an integral part of the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004

(1) ORGANIZATION

Regions  Morgan  Keegan  Select  Funds (the  "Trust")  is  registered  under the
Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of ten portfolios (individually referred to as the "Fund", or collectively as the "Funds") at November 30, 2004, which are presented herein:

PORTFOLIO NAME                          INVESTMENT OBJECTIVE

Regions Morgan Keegan Select Current income consistent with stability Treasury Money Market Fund of principal and liquidity. The Fund
("Treasury Money Market Fund")          pursues  its   objective   by  investing
                                        primarily in a diversi fied portfolio of
                                        short-term U.S. treasury obligations.
--------------------------------------------------------------------------------
Regions Morgan Keegan Select Current income consistent with stability Government Money Market Fund of principal and liquidity. The Fund
("Government Money Market Fund")        pursues  its   objective   by  investing
                                        primarily in a diversi fied portfolio of
                                        short-term U.S.  treasury and government
                                        agency securities.
--------------------------------------------------------------------------------
Regions Morgan Keegan Select Current income. The Fund pursues its Limited Maturity Government Fund objective by investing in a diversified ("Limited Maturity Government portfolio consisting primarily of
Fund")                                  securities  which are  guaranteed  as to
                                        payment of principal and interest by the
                                        U.S.government,    its    agencies    or
                                        instrumentalities.
--------------------------------------------------------------------------------
Regions  Morgan Keegan Select Fixed     Current    income   with   a   secondary
Income Fund ("Fixed Income Fund")       objective of capital  appreciation.  The
                                        Fund pursues its  objective by investing
                                        only in high grade debt securities.
--------------------------------------------------------------------------------
Regions Morgan Keegan Select To provide current income that's exempt Intermediate Tax Exempt Bond Fund from federal regular income tax. The ("Intermediate Tax Exempt Bond Fund pursues its objective by investing
Fund")                                  primarily   in  a   highly   diversified
                                        portfolio   of  tax  exempt  bonds  with
                                        maturi ties between three and 10 years.
--------------------------------------------------------------------------------
Regions    Morgan   Keegan   Select     Total     return     through     capital
Balanced Fund ("Balanced Fund")         appreciation,  dividends,  and interest.
                                        The  Fund   pursues  its   objective  by
                                        investing  primarily  in a diversi  fied
                                        portfolio   of  common   and   preferred
                                        stocks,  fixed-income  secu rities,  and
                                        convertible securities.
--------------------------------------------------------------------------------
Regions  Morgan  Keegan  Select Mid     To     provide     long-term     capital
Cap  Value  Fund  ("Mid  Cap  Value     appreciation.   The  Fund   pursues  its
Fund")                                  objective  by  investing   primarily  in
                                        equity securities of large and mid-sized
                                        U.S.  companies  (i.e.  companies  whose
                                        market  capitali  zation fall within the
                                        range  tracked by the  Standard & Poor's
                                        Mid  Cap  400   Index  at  the  time  of
                                        purchase).
--------------------------------------------------------------------------------
Regions  Morgan Keegan Select Value     Income and growth of  capital.  The Fund
Fund ("Value Fund")                     pursues  its   objective   by  investing
                                        primarily in common and preferred stocks
                                        of  companies  that  are  deemed  to  be
                                        undervalued,   out  of  favor   and  are
                                        currently    underestimated    by    the
                                        investment community.
--------------------------------------------------------------------------------
Regions Morgan Keegan Select Growth     Growth of capital and  income.  The Fund
Fund ("Growth Fund")                    pursues  its   objective   by  investing
                                        principally  in a diversified  portfolio
                                        of  common  stocks  of  companies   with
                                        market  capitalizations of $2 billion or
                                        more  that  are   expected   to  achieve
                                        above-average growth in earnings.
--------------------------------------------------------------------------------
Regions Morgan Keegan Select Mid Long-term capital appreciation. The Fund Cap Growth Fund ("Mid Cap Growth pursues its objective by investing
Fund")                                  primarily   in  equity   securities   of
                                        companies  with  small  to  medium-sized
                                        market capitalizations of $10 billion or
                                        less.
--------------------------------------------------------------------------------

The Funds with fluctuating net asset values offer the following three classes of shares: Class A Shares, Class C Shares and Class I Shares, each with differing expenses. As of November 30, 2004, Class I Shares of Limited Maturity Government Fund, Fixed Income Fund, Balanced Fund, Mid Cap Value Fund, and Growth Fund had not commenced investment operations. Some of the Funds previously offered Class B Shares; however, as more fully described in Note 3, all Class B Shares of the Funds were converted to Class A Shares of the same fund on June 4, 2004. Class C Shares are identical in all respects to Class A Shares, except the Class C Shares impose a contingent deferred sales charge, do not impose a front end sales charge and are sold pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Act. Class I Shares are identical in all respects to Class A Shares, except the Class I Shares do not impose a front end sales charge. Treasury Money Market Fund and Government Money Market Fund offer Class A Shares only. The assets of each Fund of the Trust are segregated and a shareholder's interest is limited to the portfolio in which shares are held.On May 27, 2003, the Fixed Income Fund received a tax-free transfer of assets from Personal Trust Government Fund and Personal Trust Government/Corporate Fund as follows:


                                                                            NET ASSETS OF THE
                                                                             GOVERNMENT FUND           NET ASSETS OF
 CLASS A                                                                     AND GOVERNMENT/              THE FUND
SHARES OF                                              NET ASSETS OF         CORPORATE FUND             IMMEDIATELY
THE FUND         NET ASSETS           UNREALIZED      THE FUND PRIOR        IMMEDIATELY PRIOR              AFTER
 ISSUED          RECEIVED(1)         APPRECIATION     TO COMBINATION         TO COMBINATION             COMBINATION

8,089,336        $92,137,531         $7,100,521       $289,107,997             $92,137,531             $381,245,528


(1) Unrealized appreciation is included in the Net Assets Received amount shown above.


On January 31, 2004, Strategic Equity Fund changed its name to "Mid Cap Value Fund".


On December 9, 2002, the Mid Cap Value Fund received a tax-free transfer of assets from Personal Trust Common Stock Fund and Personal Trust Capital Investment Fund as follows:

                                                                            NET ASSETS OF THE
                                                                               COMMON STOCK            NET ASSETS OF
 CLASS A                                                                    FUND AND CAPITAL              THE FUND
SHARES OF                                              NET ASSETS OF        INVESTMENT FUND             IMMEDIATELY
THE FUND         NET ASSETS           UNREALIZED      THE FUND PRIOR        IMMEDIATELY PRIOR              AFTER
 ISSUED          RECEIVED(1)         APPRECIATION     TO COMBINATION         TO COMBINATION             COMBINATION
6,828,946        $68,289,460         $13,752,152         $300                 $68,289,460                $68,289,760

(1) Unrealized appreciation is included in the Net Assets Received amount shown above.


On February 9, 2004, Intermediate Tax Exempt Bond Fund was added from a receipt of a tax-free transfer of assets from Limited Maturity Tax Exempt Fund, Personal Trust Municipal Fund and Tax Exempt Fund as follows.

                                                                            NET ASSETS OF THE
                                                                             LIMITED MATURITY
                                                                             TAX EXEMPT FUND,
                                                                              PERSONAL TRUST           NET ASSETS OF
 CLASS A                                                                    MUNICIPAL FUND AND            THE FUND
SHARES OF                                              NET ASSETS OF          TAX EXEMPT FUND           IMMEDIATELY
THE FUND         NET ASSETS          UNREALIZED       THE FUND PRIOR        IMMEDIATELY PRIOR              AFTER
 ISSUED          RECEIVED(1)         APPRECIATION     TO COMBINATION          TO COMBINATION            COMBINATION

7,386,469        $73,864,691         $3,636,820       $                        $73,864,691             $73,864,691


(1) Unrealized appreciation is included in the Net Assets Received amount shown above.


On January 31, 2004, Aggressive Growth Fund was changed name to "Mid Cap Growth Fund".

On June 16, 2004, the Regions Morgan Keegan Select Financial Fund merged into the Value Fund. The reorganization qualified as a tax-free reorganization.

                                                                                         NET ASSETS OF THE
                                                                                          REGIONS MORGAN
                                                                                          KEEGAN SELECT
                                                                 NET ASSETS OF THE        FINANCIAL FUND          NET ASSETS OF THE
             SHARES OF THE       NET ASSETS       UNREALIZED      VALUE FUND PRIOR       IMMEDIATELY PRIOR        FUND IMMEDIATELY
               FUND ISSUED       RECEIVED(1)     APPRECIATION      TO COMBINATION         TO COMBINATION          AFTER COMBINATION
------------------------------------------------------------------------------------------------------------------------------------

Class A            308,684        $4,226,253         $572,152         $213,433,668              $4,226,253              $217,659,921

Class C            105,324         1,440,242          195,220            1,320,889               1,440,242                 2,761,131

Class I             47,454           649,822           87,957                 --                   649,822                   649,822

Total              461,462        $6,316,317         $855,329         $214,754,557              $6,316,317              $221,070,874

(1) Unrealized appreciation is included in the Net Assets Received amount shown above.


On June 23, 2004, the Regions Morgan Keegan Select Capital Growth Fund merged into the Mid Cap Growth Fund. The reorganization qualified as a tax-free reorganization.


                                                                                         NET ASSETS OF THE
                                                                                           REGIONS MORGAN
                                                                                           KEEGAN SELECT
                                                                 NET ASSETS OF THE       CAPITAL GROWTH FUND      NET ASSETS OF THE
             SHARES OF THE       NET ASSETS       UNREALIZED     MID CAP GROWTH FUND     IMMEDIATELY PRIOR        FUND IMMEDIATELY
               FUND ISSUED       RECEIVED(1)     APPRECIATION    PRIOR TO COMBINATION      TO COMBINATION         AFTER COMBINATION
------------------------------------------------------------------------------------------------------------------------------------

Class A          1,964,529       $31,747,910       $6,981,332            $257,392,670            $31,747,910            $289,140,580

Class C              2,287            36,318            8,127               5,237,524                 36,318               5,273,842

Class I             43,287           699,588          153,829                    --                  699,588                 699,588

Total            2,010,103       $32,483,816       $7,143,288            $262,630,194            $32,483,816            $295,114,010

(1) Unrealized appreciation is included in the Net Assets Received amount shown above.

(2)  SIGNIFICANT ACCOUNTING POLICIES


The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United State of America.


     INVESTMENT VALUATIONS--U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities and exchange traded funds are valued at the last sale price or official closing price reported on a national securities exchange. Government Money Market Fund and the Treasury Money Market Fund use the amortized cost method to value each respective Fund's portfolio of securities in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Trust, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at their fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees ("Trustees").

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, GAINS AND LOSSES, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Funds offer multiple classes of shares, which may differ in their respective distribution and service fees. Income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative average daily net assets of each class. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

     PREMIUM AND DISCOUNT AMORTIZATION/PAYDOWN GAINS AND LOSSES--All premiums and discounts are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

     FEDERAL TAXES--It is the Funds' policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal income tax is necessary.

     Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's rules and rates.

     SECURITIES LENDING--The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Funds, according to agreed-upon rates.

     As of November 30, 2004, the Funds had securities on loan as follows:


     FUND NAME                                MARKET VALUE OF       MARKET VALUE
                                            SECURITIES LOANED      OF COLLATERAL

     Treasury Money Market Fund                  $240,620,761       $241,520,122
     Limited Maturity Government Fund              27,033,930         27,602,391
     Fixed Income Fund                             69,436,417         71,295,700
     Balanced Fund                                 21,328,379         22,033,998
     Mid Cap Value Fund                            9,152,568           9,402,203
     Growth Fund                                   42,662,788         44,126,324
     Mid Cap Growth Fund                           63,863,597         65,764,956

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

     USE OF ESTIMATES--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on a trade date basis.

     Realized gains and losses from investment transactions are recorded on an identified cost basis.

(3)  SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Currently, the Funds with fluctuating net asset values offer three share classes - Class A Shares, Class C Shares and Class I Shares. Treasury Money Market Fund and Government Money Market Fund offer Class A Shares only.

However, certain series of the Trust previously offered Class B Shares. Effective June 4, 2004, all Class B Shares of the Treasury Money Market Fund, Limited Maturity Government Fund, Fixed Income Fund, Balanced Fund, Mid Cap Value Fund, Value Fund, Growth Fund and Mid Cap Growth Fund existing at the time of conversion on June 4, 2004 converted to Class A Shares of the same Fund and the Trust terminated the Class B Shares of all series of Regions Morgan Keegan Select Funds. No Contingent Deferred Sales Charges were assessed on the Class B Shares existing at the time of the conversion as a result of the termination and conversion to Class A Shares.

Effective June 1, 2004, the Trust began offering Class I Shares of all series except the Regions Morgan Keegan Select Treasury Money Market Fund and the Regions Morgan Keegan Select Government Money Market Fund.

Transactions in Fund Shares were as follows:


                                                                        TREASURY MONEY MARKET FUND
                                                          YEAR ENDED                                  YEAR ENDED
                                                        NOVEMBER 30, 2004                           NOVEMBER 30, 2003
         CLASS A SHARES                          SHARES                   DOLLARS            SHARES                  DOLLARS

Shares sold                                   1,138,840,452           $1,138,847,547       888,505,318           $  888,505,097
Class B share conversion to Class A shares       37,192,722               37,192,722                --                      --
Shares issued to shareholders in payment
  of distributions declared                         308,388                  308,388           482,534                  482,534

Shares redeemed                             (1,079,889,292)          (1,079,889,292)     (903,876,839)            (903,876,839)
  Net change resulting from Class A
  Share transactions                             96,452,270              $96,459,365      (14,888,987)           $ (14,889,208)


                                                                         TREASURY MONEY MARKET FUND
                                                          YEAR ENDED                                  YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS B SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                     104,554,365            $ 104,554,365      131,714,342           $  131,707,247
Shares issued to shareholders
  in payment of distributions declared               13,579                   13,579          153,224                  153,224
Class B share conversion to Class A shares     (37,192,722)             (37,192,722)
Shares redeemed                               (132,239,430)            (132,239,430)    (185,160,459)            (185,160,459)
  Net change resulting from Class
    B Share transactions                       (64,864,208)           $ (64,864,208)    (53,292,893)            $ (53,299,988)
  Net change resulting from Fund
    Share transactions                           31,588,062             $ 31,595,157     (68,181,880)           $ (68,189,196)


                                                                      GOVERNMENT MONEY MARKET FUND
                                                          YEAR ENDED                                PERIOD ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS A SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                     118,191,213            $118,191,213       110,070,119           $  110,070,017
Shares issued to shareholders in
  payment of distributions declared                     737                     737             1,687                    1,687
Shares redeemed                                (127,364,199)           (127,364,199)     (115,850,993)            (115,850,993)
  Net change resulting from Class
    A Sharetransactions                          (9,172,249)          $  (9,172,249)       (5,779,187)           $  (5,779,289)


                                                                    LIMITED MATURITY GOVERNMENT FUND
                                                          YEAR ENDED                                  YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS A SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                       3,196,645             $32,063,566         7,062,314            $  72,578,746
Class B share conversion to Class A shares          973,073               9,633,424
Shares issued to shareholders in payment
  of distributions declared                         144,172               1,441,493           175,072                1,795,330
Shares redeemed                                  (9,816,090)            (97,696,348)       (4,518,308)             (46,350,690)
  Net change resulting from Class A Share
    transactions                                 (5,502,200)           $(54,557,865)        2,719,078            $  28,023,386


                                                                    LIMITED MATURITY GOVERNMENT FUND
                                                          YEAR ENDED                                  YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS B SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         132,157              $1,336,566           444,081             $  4,562,739
Shares issued to shareholders in payment
  of distributions declared                          7,454                   75,153            19,206                  197,059
Class B share conversion to Class A shares         (973,073)             (9,633,424)
Shares redeemed                                    (394,198)             (3,949,982)         (687,863)              (7,048,628)



  Net change resulting from Class B Share
  transactions                                   (1,227,660)       $(12,171,687)             (224,576)            $ (2,288,830)

                                                                    LIMITED MATURITY GOVERNMENT FUND
                                                           YEAR ENDED                                PERIOD ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS C SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         210,445             $ 2,089,122            16,460               $  168,214
Shares issued to shareholders in payment of
  distributions declared                                546                   5,432                92                      943
Shares redeemed                                    (141,509)             (1,404,206)           (1,325)                 (13,441)
  Net change resulting from Class C Share
  transactions                                       69,482               $ 690,348            15,227               $  155,716
  Net change resulting from Fund Share
  transactions                                   (6,660,378)          $ (66,039,204)        2,509,729             $ 25,890,272

                                                                             FIXED INCOME FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS A SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                       2,992,957            $ 32,128,852         2,931,499            $  32,786,233
Shares issued in connection with the
  tax-free transfer of assets from Personal
  Trust Government Fund                                  --                      --         4,537,694               51,684,333
Shares issued in connection with the
  tax-free transfer ofassets from Personal
  Trust Government/ Corporate Fund                       --                      --         3,551,642               40,453,198
Class B share conversion to Class A shares        1,988,213              20,975,645                --                       --
Shares issued to shareholders in payment of
  distributions declared                            413,714               4,463,091           281,644                3,152,093
Shares redeemed                                  (8,957,214)            (95,985,470)       (5,552,173)             (62,078,647)
  Net change resulting from Class A Share
    transactions                                 (3,562,330)          $ (38,417,882)        5,750,306             $ 65,997,210

                                                                             FIXED INCOME FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS B SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         257,034             $ 2,797,241           777,745              $ 8,715,617
Shares issued to shareholders in payment of
  distributions declared                             59,966                 651,553            65,814                  736,554
Class B share conversion to Class A shares       (1,988,213)            (20,975,645)
Shares redeemed                                    (750,848)             (8,073,828)       (1,231,105)             (13,752,818)
  Net change resulting from Class B Share
    transactions                                 (2,422,061)          $ (25,600,699)         (387,546)            $ (4,300,647)

                                                                             FIXED INCOME FUND
                                                           YEAR ENDED                                PERIOD ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS C SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         359,686             $ 3,811,601            87,686                $ 976,115
Shares issued to shareholders in payment of           3,548                  38,113             1,609                   17,994



  distributions declared
Shares redeemed                                    (206,338)             (2,191,858)          (35,686)                (396,189)
  Net change resulting from Class C Share
    transactions                                    156,896             $ 1,657,856            53,609                $ 597,920
  Net change resulting from Fund Share
    transactions                                 (5,827,495)          $ (62,360,705)        5,416,369            $  62,294,483

                                                       INTERMEDIATE TAX
                                                       EXEMPT BOND FUND
                                                         PERIOD ENDED
                                                     NOVEMBER 30, 2004(2)

         CLASS A SHARES                          SHARES               DOLLARS

Shares sold                                       596,837          $ 5,918,733
Shares issued in connection with the
  tax-free transfer of assets from Limited
  Maturity Tax Exempt Fund                      2,013,460           20,134,603
Shares issued in connection with the
  tax-free transfer of assets from Personal
  Trust Municipal Fund                          2,576,250            5,762,496
Shares issued in connection with the
  tax-free transfer of assets from Tax
  Exempt Fund                                   2,796,759           27,967,592
Shares issued to shareholders in payment of
  distributions declared                              198                1,943
Shares redeemed                                  (970,736)          (9,589,173)

Net change resulting from Class A Share
  transactions                                  7,012,768         $ 70,196,194


                                                       INTERMEDIATE TAX
                                                       EXEMPT BOND FUND
                                                         PERIOD ENDED
                                                     NOVEMBER 30, 2004(2)

         CLASS C SHARES                          SHARES               DOLLARS

Shares sold                                         4                   $ 48
Shares issued to shareholders in payment of
  distributions declared                            1                      1
Shares redeemed
  Net change resulting from Class C Share
    transactions                                    5                   $ 49

                                                       INTERMEDIATE TAX
                                                       EXEMPT BOND FUND
                                                         PERIOD ENDED
                                                     NOVEMBER 30, 2004(2)

         CLASS I SHARES                          SHARES               DOLLARS

Shares sold                                      35,043             $ 346,200
Shares issued to shareholders in payment
  of distributions declared                           2                    24
Shares redeemed                                  (1,647)              (16,242)
  Net change resulting from Class I Share
    transactions                                 33,398             $ 329,982
  Net change resulting from Fund Share
    transactions                              7,046,171          $ 70,526,225

                                                                              BALANCED FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS A SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         625,092             $ 8,662,774           659,007              $ 8,456,661
Class B share conversion to Class A
  shares                                          2,110,316              29,037,954
Shares issued to shareholders in payment
  of distributions declared                         108,214               1,485,003           116,299                1,474,241
Shares redeemed                                  (1,504,754)            (20,669,530)         (852,690)             (10,917,034)
  Net change resulting from Class A Share
    transactions                                  1,338,868            $ 18,516,201           (77,384)             $  (986,132)


                                                                              BALANCED FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS B SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         111,013             $ 1,540,012           242,932             $  3,132,821
Shares issued to shareholders in payment
  of distributions declared                          13,152                 180,905            38,838                  492,734
Class B share conversion to Class A shares       (2,110,316)            (29,037,954)
Shares redeemed                                    (418,710)             (5,761,710)         (731,140)              (9,385,165)
  Net change resulting from Class B
    Share transactions                           (2,404,861)          $ (33,078,747)         (449,370)            $ (5,759,610)


                                                                              BALANCED FUND
                                                           YEAR ENDED                                PERIOD ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS C SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         103,814             $ 1,427,871            26,859               $  353,204
Shares issued to shareholders in payment
  of distributions declared                             821                  11,266               531                    6,733
Shares redeemed                                     (27,498)               (375,742)           (2,572)                 (33,578)
  Net change resulting from Class C Share
    transactions                                     77,137             $ 1,063,395            24,818               $  326,359
  Net change resulting from Fund Share
    transactions                                   (988,856)          $ (13,499,151)         (501,936)             $(6,419,383)


                                                                            MID CAP VALUE FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003(3)
         CLASS A SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                       5,065,682            $ 58,656,187           834,338              $ 8,195,080
Class B share conversion to Class A shares            3,389                  38,122
Shares issued in connection with the
  tax-free transfer of assets from Personal
  Trust Common Stock Fund                                --                      --         5,684,691               56,846,913
Shares issued in connection with the
  tax-free transfer of assets from Personal
  Trust Capital Investment Fund                          --                      --         1,144,255               11,442,547
Shares issued to shareholders in payment of
  distributions declared                             11,020                 117,694



Shares redeemed                                  (2,769,684)            (31,303,956)       (1,628,190)             (16,932,480)
  Net change resulting from Class A Share
   transactions                                   2,310,407            $ 27,508,047         6,035,094             $ 59,552,060


                                                                            MID CAP VALUE FUND
                                                           YEAR ENDED                                PERIOD ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003(3)
         CLASS B SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                           2,849                $ 31,774             1,544                 $ 15,190
Shares issued to shareholders in payment of
  distributions declared                                 40                     430                --                       --
Class B share conversion to Class A shares           (3,398)                (38,122)
Shares redeemed                                         (10)                   (119)           (1,025)                 (11,420)
  Net change resulting from Class B Share
    transactions                                       (519)               $ (6,037)              519                 $  3,770


                                                                            MID CAP VALUE FUND
                                                           YEAR ENDED                                PERIOD ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003(3)
         CLASS C SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                          31,313               $ 363,957               355                  $ 3,682
Shares issued to shareholders in payment
  of distributions declared                              27                     285                --                       --
Shares redeemed                                      (1,282)                (15,535)              (10)                     (90)
  Net change resulting from Class C Share
    transactions                                     30,058               $ 348,707               345                  $ 3,592
  Net change resulting from Fund Share
    transactions                                  2,339,946            $ 27,850,717         6,035,958             $ 59,559,422


                                                                               VALUE FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS A SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                       1,574,788            $ 21,521,500         2,185,292             $ 25,881,178
Class B share conversion to Class A shares        1,456,262              19,761,470
Paid in Captial transferred from merger of
  RMK Select Financial Fund                         308,684               4,226,253                --                       --
Shares issued to shareholders in payment of
  distributions declared                             48,958                 660,002            53,792                  637,278
Shares redeemed                                  (7,539,285)           (102,809,817)       (2,377,834)             (28,654,484)
  Net change resulting from Class A Share
    transactions                                 (4,150,593)          $ (56,640,592)         (138,750)            $ (2,136,028)


                                                                               VALUE FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS B SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         211,440             $ 2,905,890           330,212              $ 3,972,965
Shares issued to shareholders in payment
  of distributions declared                           2,697                  36,263             6,227                   74,242
Class B share conversion to Class A shares       (1,456,262)            (19,761,470)
Shares redeemed                                    (581,062)             (7,943,299)         (685,562)              (8,184,264)
  Net change resulting from Class B Share        (1,823,187)          $ (24,762,616)         (349,123)            $ (4,137,057)
    transactions

                                                                               VALUE FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS C SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         135,748              $1,800,435            29,139               $  338,844
Paid in Captial transferred from merger of
  RMK Select Financial Fund                         105,324               1,440,242                --                       --
Shares issued to shareholders in payment of
  distributions declared                                396                   5,348                 2                       30
Shares redeemed                                    (126,045)             (1,703,202)           (5,609)                 (66,139)
  Net change resulting from Class C Share
    transactions                                    115,423              $1,542,823            23,532               $  272,735
  Net change resulting from Fund Share
    transactions                                                                             (464,341)            $ (6,000,350)


                                                         VALUE FUND
                                                         YEAR ENDED
                                                      NOVEMBER 30, 2004
         CLASS I SHARES                          SHARES               DOLLARS

Shares sold
Paid in Captial transferred from merger of
  RMK Select Financial Fund                      47,454              $649,822
Shares issued to shareholders in payment of
  distributions declared                            109                 1,479
Shares redeemed                                 (10,727)             (147,858)
  Net change resulting from Class I Share
    transactions                                 36,836              $503,443
  Net change resulting from Fund Share
    transactions                             (5,821,521)         $(79,356,942)


                                                                               GROWTH FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS A SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                       4,517,862             $69,034,814         3,328,849             $ 44,673,397
Class B share conversion to Class A shares        5,900,803              91,816,495                --                       --
Shares issued to shareholders in payment of
  distributions declared
Shares redeemed                                  (4,783,614)            (73,173,504)       (2,965,268)             (39,737,634)
  Net change resulting from Class A Share
    transactions                                  5,635,051         $87,677,805               363,581              $ 4,935,763


                                                                               GROWTH FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS B SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         365,765              $5,617,584           827,763             $ 11,149,055
Shares issued to shareholders in payment of
  distributions declared
Class B share conversion to Class A shares       (5,985,430)            (91,816,495)               --                       --
Shares redeemed                                    (924,451)            (14,133,408)       (1,480,327)             (19,231,432)
  Net change resulting from Class B Share
    transactions                                 (6,544,116)          $(100,332,319)         (652,564)           $  (8,082,377)

                                                                               GROWTH FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS C SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         223,744          $3,331,504                67,452                $ 910,623
Shares issued to shareholders in payment of
  distributions declared
Shares redeemed                                     (99,205)         (1,496,828)               (5,960)                 (80,275)
  Net change resulting from Class C Share
    transactions                                    124,539          $1,834,676                61,492               $  830,348
  Net change resulting from Fund Share
    transactions                                   (784,526)       $(10,819,838)             (227,491)           $  (2,316,266)


                                                                            MID CAP GROWTH FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS A SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                       4,111,323             $65,475,281         3,505,592             $ 46,537,635
Class B share conversion to Class A shares        4,322,275              68,940,284
Paid in Captial transferred from merger of
  RMK Select Capital Growth Fund                  1,964,529              31,747,910                --                       --
Shares issued to shareholders in payment of
  distributions declared
Shares redeemed                                  (3,985,072)            (63,099,744)       (1,719,998)             (21,408,136)
  Net change resulting from Class A Share
    transactions                                  6,413,055            $103,063,731         1,785,594             $ 25,129,499


                                                                            MID CAP GROWTH FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS B SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         461,990          $    7,303,581               897,812             $ 11,775,024
Shares issued to shareholders in payment of
  distributions declared
Class B share conversion to Class A shares       (4,357,793)            (68,940,284)               --                       --
Shares redeemed                                    (571,159)             (8,959,390)         (903,940)             (11,170,183)
  Net change resulting from Class B Share
    transactions                                 (4,466,962)           $(70,596,093)           (6,128)              $  604,841


                                                                            MID CAP GROWTH FUND
                                                           YEAR ENDED                                 YEAR ENDED
                                                        NOVEMBER 30, 2004                          NOVEMBER 30, 2003
         CLASS C SHARES                          SHARES                   DOLLARS           SHARES                  DOLLARS

Shares sold                                         326,692              $5,046,979           108,046              $ 1,543,338
Paid in Capital transferred from merger of
  RMK Select Capital Growth Fund                      2,287                  36,318                --                       --
Shares issued to shareholders in payment of
  distributions declared
Shares redeemed                                    (118,793)             (1,863,596)          (10,378)                (132,922)
  Net change resulting from Class C Share
    transactions                                    210,186              $3,219,701            97,668             $  1,410,416

  Net change resulting from Fund Share
    transactions                                         --                      --         1,877,134            $  27,144,756


                                                    MID CAP GROWTH FUND
                                                         YEAR ENDED
                                                     NOVEMBER 30, 2004
         CLASS I SHARES                          SHARES               DOLLARS

Shares sold                                      50,036              $783,203
Paid in Capital transferred from merger of RMK
  Select Capital Growth Fund                      43,287              699,588
Shares issued to shareholders in payment of
  distributions declared
Shares redeemed                                  (31,111)            (490,762)
  Net change resulting from Class I Share
    transactions                                   62,212            $992,029
  Net change resulting from Fund Share
    transactions                                2,218,491         $36,679,368

(1) Reflects operations for the period from June 24, 2004 (commencement of investment operations) to November 30, 2004.
(2) Reflects operations for the period from February 9, 2004 (commencement of investment operations) to November 30, 2004.
(3) Reflects operations for the period from December 9, 2002 (commencement of investment operations) to November 30, 2003.

(4)  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due in part to differing treatments for net operating losses and discount accretion/premium amortization on debt securities. For the year ended November 30, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

                                        PAID-IN     UNDISTRIBUTED NET       ACCUMULATED NET
FUND                                    CAPITAL     INVESTMENT INCOME     REALIZED GAIN (LOSS)
Limited Maturity Government Fund        $    --          $  751,454           $ (751,454)
Intermediate Tax Exempt Bond Fund            --             (16,280)              16,280
Mid Cap Value Fund                           --             472,964             (472,964)
Mid Cap Growth Fund                   (1,913,360)         1,913,360                  --
Fixed Income Fund                            --                (451)                 451
Treasury Money Market Fund                   --              22,115              (22,115)

Net investment income, net realized gains (losses), and net assets were not affected by these reclassifications.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended November 30, 2004 and 2003 was as follows:

                                                 2004                           2003
                                                      LONG-TERM                    LONG-TERM
                                        ORDINARY(1)    CAPITAL        ORDINARY      CAPITAL
FUND                                      INCOME        GAINS          INCOME        GAINS
Treasury Money MarketFund               $4,335,469          $--      $3,839,427         $--
Government Money MarketFund                378,514           --         628,674          --
Limited Maturity GovernmentFund          4,538,780           --       5,239,624     212,475
Fixed Income Fund                       10,635,227    6,433,636      11,796,949     542,301

Intermediate Tax Exempt Bond Fund(2)     1,809,138           --              --          --
Balanced Fund                            1,755,424           --       2,054,922          --
Mid Cap Value Fund                         711,342    4,034,711              --          --
Value Fund                               1,191,166           --       1,299,937          --

(1)  For tax purposes,  short-term  capital gain  distributions  are  considered ordinary income distributions.
(2)  Amounts included as ordinary income are tax exempt.

As November 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED    CAPITAL         OTHER
                                   ORDINARY       LONG-TERM      APPRECIATION      LOSS         TEMPORARY
FUND                                INCOME      CAPITAL GAINS   (DEPRECIATION)  CARRYFORWARD   ADJUSTMENTS
Treasury Money Market Fund         $664,934              $--             $--            $--     $(634,475)
Government Money Market Fund         52,485               --              --             31       (52,485)
Limited Maturity Government
  Fund                              288,430               --        (639,979)     3,138,049      (165,552)
Fixed Income Fund                   793,839               --       5,614,610      1,205,071      (794,289)
Intermediate Tax Exempt
  Bond Fund(1)                      170,962          417,117       1,550,418             --      (170,962)
Balanced Fund                       459,691               --      14,670,133      3,599,759            --
Mid Cap Value Fund                7,341,791       13,726,166      11,880,331             --            --
Value Fund                          805,737               --      24,215,110     31,932,797            --
Growth Fund                       1,536,073               --      60,296,396     62,868,679            --
Mid Cap Growth Fund                      --       24,837,285      46,937,782             --            --

(1)  Amounts included as undistributed ordinary income are tax exempt.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales and differing treatments for discount accretion/premium amortization on debt securities.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax ruled and rates.

For the fiscal year ended November 30, 2004, the Growth Fund utilized capital loss carryforwards in the amount of $39,019,422, the Mid Cap Growth Fund utilized a capital loss carryforward of $13,453,201, the Balanced Fund utilized capital loss carryforwards of $4,164,869, and the Value Fund utilized a capital loss carryforward of $8,866,344.

At November 30, 2004, the Funds' cost of investments for federal tax purposes and unrealized appreciation/depreciation of investments for federal tax purposes was as follows:

                                                          GROSS            GROSS       NET UNREALIZED
                                         COST OF        UNREALIZED       UNREALIZED     APPRECIATION/
FUND                                   INVESTMENTS     APPRECIATION    (DEPRECIATION)  (DEPRECIATION)
Treasury Money Market Fund           $1,095,168,437             $--             $--              $--
Government Money Market Fund             57,683,788              --              --               --
Limited Maturity Government Fund        143,440,396         416,850      (1,056,829)        (639,979)
Fixed Income Fund                       326,442,485       6,555,402        (940,792)       5,614,610
Intermediate Tax Exempt Bond Fund        66,760,493       1,816,495        (266,077)       1,550,418
Balanced Fund                           127,236,522      15,226,446        (556,313)      14,670,133
Mid Cap Value Fund                      104,181,396      12,681,364        (801,033)      11,880,331

Value Fund                              148,126,713      26,967,534      (2,752,424)      24,215,110
Growth Fund                             397,133,529      70,350,240     (10,053,844)      60,296,396
Mid Cap Growth Fund                     318,984,518      51,765,764      (4,828,282)      46,937,782

At November 30, 2004, the following Funds had capital loss carryforwards which will reduce the Funds' taxable income arising form future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

                                     EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN
FUND                                    2009           2010           2011           2012           TOTAL
Government Money Market Fund                $--             $31           $--            $--            $31
Limited Maturity Government Fund             --              --       433,974      2,704,075      3,138,049
Fixed Income Fund                            --              --            --      1,205,071      1,205,071
Balanced Fund                                --       2,029,596     1,570,163             --      3,599,759
Value Fund                                   --      31,932,797            --             --     31,932,797
Growth Fund                          28,901,979      31,565,035     2,401,665             --     62,868,679

(5) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE--Morgan Asset Management Inc., an indirect, wholly owned subsidiary of Regions Financial Corp., is the Trust's Adviser, and receives for its services an annual investment adviser fee based upon a percentage of each Fund's average daily net assets (see below). The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

                                                          INVESTMENT ADVISER
FUND NAME                                                   FEE PERCENTAGE

Treasury Money Market Fund                                             0.50%
Government Money Market Fund                                           0.50%
Limited Maturity Government Fund                                       0.70%
Fixed Income Fund                                                      0.75%
Intermediate Tax Exempt Bond Fund                                      0.50%
Balanced Fund                                                          0.80%
Mid Cap Value Fund                                                     0.80%
Value Fund                                                             0.80%
Growth Fund                                                            0.80%
Mid Cap Growth Fund                                                    0.75%

INVESTMENT SUBADVISER TO MID CAP VALUE FUND--Channing Capital Management, Inc. serves as the subadviser to Mid Cap Value Fund pursuant to an investment subadvisory agreement with the Adviser and Mid Cap Value Fund.

ADMINISTRATIVE AND SUB-ADMINISTRATIVE FEE--Through December 31, 2004, Federated Administrative Services ("FAS") provided the Trust with certain administrative personnel and services. The fee paid to FAS is based on a scale that ranges from 0.025% to 0.065% of the average aggregate net assets of the Trust for the period. Regions Bank serves as sub-administrator to the Trust. The fee paid to Regions Bank is based on a scale that ranges from 0.025% to 0.05% of the average aggregate assets of the Trust for the period. The total sub-administrative fee paid to Regions Bank for the year ended November 30, 2004 was $388,967. FAS and Regions Bank may voluntarily waive any portion of their respective fee. FAS and Regions Bank can modify or terminate this voluntary waiver at any time at their sole discretion. Effective January 1, 2005, Morgan Keegan & Company, Inc. ("Morgan Keegan") now serves as the Administrator to the Trust.

DISTRIBUTION SERVICES FEE--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Morgan Keegan, the principal distributor, from the net assets of the Funds' C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate Morgan Keegan.

                                   % OF AVG. DAILY NET     % OF AVG. DAILY NET
                                  ASSETS OF EACH FUND'S   ASSETS OF EACH FUND'S
FUND NAME                           CLASS B SHARES(1)        CLASS C SHARES
Treasury Money Market Fund               0.40%                      N/A
Limited Maturity Government
  Fund                                   0.25%                    0.75%
Fixed Income Fund                        0.30%                    0.75%
Intermediate Tax Exempt Bond
  Fund                                     N/A                    0.75%
Balanced Fund                            0.30%                    0.75%
Mid Cap Value Fund                       0.30%                    0.75%
Value Fund                               0.30%                    0.75%
Growth Fund                              0.30%                    0.75%
Mid Cap Growth Fund                      0.30%                    0.75%

(1) Effective June 4, 2004, Class B Shares converted to Class A Shares. Class A Shares are not subject to the distribution services fee.

Pursuant to the distribution (12b-1) fee contract, the Distributor has contractually agreed to waive a portion of its fee for the Class C Shares of the Intermediate Tax Exempt Bond Fund at the annual rate of 15% of the average daily net assets of the Fund. For the other Funds, the Distributor may voluntarily choose to waive any portion of its fee. The Distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SALES CHARGES--For the year ended November 30, 2004, FSC did not retain any sales charges from the sales of the Fund's Class A Shares and Class C Shares. FSC also did not retain any contingent deferred sales charges relating to redemptions of the Funds' Class B Shares and Class C Shares.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Morgan Keegan, the Funds will pay Morgan Keegan up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares for the period. The fee paid to Morgan Keegan is used to finance certain services for shareholders and to maintain shareholder accounts. Morgan Keegan may voluntarily choose to waive any portion of its fee. Morgan Keegan can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Morgan Keegan serves as transfer and dividend disbursing agent for the Funds. The fee paid to Morgan Keegan is based on the size, type and number of accounts and transactions made by shareholders. Morgan Keegan may voluntarily choose to waive any portion of its fee. Morgan Keegan can modify or terminate this voluntary waiver at any time at its sole discretion.

CUSTODIAN FEES--Regions Bank is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. Regions Bank may voluntarily choose to waive any portion of its fee. Regions Bank can modify or terminate this voluntary waiver at any time at its sole discretion.

OTHER AFFILIATED PARTIES AND TRANSACTIONS--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are distributed by an affiliate of the Funds' distributor. Income distributions earned by the Funds are recorded as income in the accompanying financial statements as follows:

                                                                 INCOME FROM
FUND NAME                       AFFILIATED FUND NAME          AFFILIATED ISSUER
Treasury Money Market Fund      Federated U.S. Treasury
                                 Cash Reserves                    $85,952
Intermediate Tax Exempt Bond
  Fund                          Federated Tax-Free
                                 Obligations Fund                  25,567

GENERAL--Certain of the Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

(6)  INVESTMENT TRANSACTIONS

Purchases  and  sales  of  investments,   excluding  long-term  U.S.  government
securities and short-term obligations (and in-kind contributions), for the year ended November 30, 2004, were as follows:

                FUND                           PURCHASES          SALES
Limited Maturity Government Fund               23,189,660       26,719,460
Fixed Income Fund                              24,271,360       47,996,935
Intermediate Tax Exempt Bond Fund              14,536,960       12,670,922
Balanced Fund                                  62,379,737       69,317,681
Mid Cap Value Fund                            131,294,299      110,156,760
Value Fund*                                   296,950,226      373,095,082
Growth Fund                                   267,240,536      274,297,577
Mid Cap Growth Fund*                          257,177,449      208,841,821

*    Purchases exclude the effect of fund mergers.

(7)  CONCENTRATION OF CREDIT RISK

The Funds may invest a portion of their assets in securities of companies that are deemed by the Fund's management to be classified in similar investment classifications. The economic developments within a particular classification may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an adverse effect on the liquidity and volatility of portfolio securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Regions Morgan Keegan Select Funds:


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Regions Morgan Keegan Select Treasury Money Market Fund, Regions Morgan Keegan Select Government Money Market Fund, Regions Morgan Keegan Select Limited Maturity Government Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Growth Fund, and Regions Morgan Keegan Mid Cap Growth Fund (hereafter referred to as the "Funds") at November 30, 2004, and the results of each of their operations and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The Financial highlights for the periods presented on and prior to November 30, 2001 were audited by other independent auditors whose report dated January 9, 2002 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Memphis, Tennessee
January 28, 2005

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables set forth information concerning the trustees and officers of the Funds. All persons named as trustees and officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan fund complex overseeing a total of fifteen portfolios. The Regions Morgan Keegan fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK High Income Fund, Inc., RMK Strategic Income Fund, Inc. and RMK Advantage Income Fund, Inc.

An asterisk (*) indicates trustees and/or officers who are interested persons of the Funds as defined by the Investment Company Act of 1940. The Statement of Additional Information for the Funds includes additional information about the Funds' trustees and is available upon request, without charge, by calling Morgan Keegan at 1-887-757-7424.

TRUSTEES

NAME
AGE
POSITION
LENGTH OF SERVICE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
ALLEN B. MORGAN, JR.*,        Mr. Morgan has been Chairman of Morgan Keegan &
  Age 62,                       Company, Inc. since 1969 and Executive Managing
  Chairman and Trustee,         Director of Morgan Keegan & Company, Inc. since
  Since 2003                    1969. He also has served as a Director of Morgan
                                Asset Management, Inc. and of Regions Financial
                                Corporation since 1993 and 2001, respectively.

J. KENNETH ALDERMAN*,         Mr. Alderman has been President of Regions Morgan
  Age 52,                       Keegan Trust Company and Chief Executive Officer
  Trustee,                      of Morgan Asset Management, Inc. since 2002. He
  Since 2003                    has been Executive Vice President of Regions
                                Financial Corporation since 2000. He served
                                Regions as Senior Vice President and Capital
                                Management Group Director and investment adviser to the Regions Financial Corporation proprietary fund family from 1995 to 2000. He is a Certified
                                Public Accountant and a Chartered Financial
                                Analyst.

The address of each Director is c/o Regions Morgan Keegan Select Funds, Fifty
  North Front Street, 21st Floor, Memphis, TN 38103.

TRUSTEES

NAME
AGE
POSITION
LENGTH OF SERVICE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
WILLIAM JEFFERIES MANN,       Mr. Mann has been Chairman and President of Mann
  Age 71,                       Investments, Inc. (real estate investments/
  Trustee, Since 2003           private investing) since 1985.

JAMES STILLMAN R.MCFADDEN,    Mr. McFadden has been Chief Manager of McFadden
  Age 47,                       Communications, LLC (commercial printing) since
  Trustee, Since 2003           2002 and President and Director of 1703, Inc.
                                (restaurant management) since 1998. He also has served as a Director for several private companies since 1997.

W. RANDALL PITTMAN,           Mr. Pittman has been Chief Financial Officer of
  Age 51,                       Emageon, Inc. (healthcare information systems)
  Trustee,                      since 2002. From 1999 to 2002, he was Chief
  Since 2003                    Financial Officer of BioCryst Pharmaceuticals,
                                Inc. (biotechnology). From 1998 to 1999, he was
                                Chief Financial Officer of ScandiPharm, Inc.
                                (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President Finance of CaremarkRx
                                (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth
                                Bancorporation (bank holding company), including
                                Executive Vice President and Controller. He is a
                                Certified Public Accountant, and was with the accounting firm of Ernst & Young, LLP from 1976 to 1983.

MARY S. STONE,                Ms. Stone has held the Hugh Culverhouse Endowed
  Age 54,                       Chair of Accountancy at the University of
  Trustee,                      Alabama, Culverhouse School of Accountancy
  Since 2003                    since 1981. She is also a member of Financial
                                Accounting Standards Advisory Council, AICPA,
                                Accounting Standards Executive Committee and
                                AACSB International Accounting Accreditation
                                Committee.

ARCHIE W. WILLIS III,         Mr. Willis has been President of Community Capital
  Age 47,                       (financial advisory and real estate development
  Trustee,                      consulting) since 1999 and Vice President of
  Since 2003                    Community Realty Company (real estate brokerage)
                                since 1999. He was a First Vice President of
                                Morgan Keegan & Company, Inc. from 1991 to 1999.
                                He also has served as a Director of Memphis
                                Telecom, LLC since 2001.

The address of each Director is c/o Regions Morgan Keegan Select Funds, Fifty
  North Front Street, 21st Floor, Memphis, TN 38103.

OFFICERS

NAME
AGE
POSITION
LENGTH OF SERVICE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
CARTER E. ANTHONY*,           From 2002 to present, Mr. Anthony has served as
  Age 60,                       President and Chief Investment Officer of Morgan
  President, and Chief          Asset Management, Inc. From 2000 to 2002, he
  Executive Officer             served as Executive Vice President and Director
  Since 2003                    of Capital Management Group, Regions Financial
                                Corporation. From 1989 to 2000, Mr. Anthony was
                                Vice President-Trust Investments, National Bank of Commerce.

THOMAS R. GAMBLE*,            Mr. Gamble has been an executive at Regions
  Age 62,                       Financial Corporation since 1981. He was a
  Vice-President,               Corporate IRA Manager from 2000 to 2001 and a
  Since 2003                    Senior Vice President and Manager of Employee
                                Benefits at the Birmingham Trust Department of
                                Regions Bank from 1981 to 2000.

JOSEPH C. WELLER*,            Mr. Weller has been Executive Vice President and
  Age 65,                       Chief Financial Officer of Morgan Keegan &
  Treasurer,                    Company, Inc. since 1969, Treasurer and
  Since 2003                    Secretary of Morgan Keegan & Company, Inc. since
                                1969 and Executive Managing Director of Morgan
                                Keegan & Company, Inc. since 1969. He also has served as a Director of Morgan Asset Management, Inc. since 1993.

CHARLES D. MAXWELL*,          Mr. Maxwell has been a Managing Director of Morgan
  Age 50,                       Keegan & Company, Inc. since 1998 and Assistant
  Secretary and Assistant       Treasurer and Assistant Secretary of Morgan
  Treasurer,                    Keegan & Company, Inc. since 1994. He has been
  Since 2003                    Secretary and Treasurer of Morgan Asset
                                Management, Inc. since 1993. He was Senior Vice
                                President of Morgan Keegan & Company, Inc. from
                                1995 to 1997. Mr. Maxwell was also with the accounting firm of Ernst & Young, LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

J. THOMPSON WELLER*,          Mr. Weller has been a Managing Director and
  Age 39,                       Controller of Morgan Keegan & Company, Inc.
  Assistant Secretary,          since October 2001. He was Senior Vice President
  Since 2003                    and Controller of Morgan Keegan & Company, Inc.
                                from October 1998 to October 2001, Controller and First Vice President from February 1997 to
                                October 1998, Controller and Vice President from
                                1995 to February 1997 and Assistant Controller from 1992 to 1995.

DAVID M. GEORGE*,             Mr. George has been the Chief Compliance Officer
  Age 52,                       of Morgan Asset Management, Inc. and a Senior
  Chief Compliance Officer,     Vice President of Morgan Keegan & Company, Inc.
  Since 2004                    since August 2004. He was an Assistant Director
                                of Compliance and Senior Vice President of
                                Morgan Keegan & Company, Inc. from April 2002 to
                                August 2004. He was a Branch Manager and First
                                Vice President of Morgan Keegan & Company, Inc.
                                from April 2001 to April 2002. He was a Branch
                                Administrative Officer of the Private Client
                                Group and First Vice President of Morgan Keegan
                                & Company, Inc. from July 1999 to April 2001. He was a Compliance Administrator and Vice
                                President of Morgan Keegan & Company, Inc. from
                                August 1995 to July 1999.

Officers of the fund are elected and appointed by the Board of Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

Joseph C.  Weller is the father of J.  Thompson  Weller.  The address of Messrs.
  Maxwell, Weller, Weller, and George is Fifty North Front Street, Memphis, Tennessee 38103. The address of Messrs. Anthony and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2004, the amount of long term capital gain designated by the Fixed Income Fund and the Mid Cap Value Fund were $6,433,636 and $4,034,711, respectively.

For the fiscal year ended November 30, 2004, 69.68%, 100%, and 100% of the distributions from net investment income paid by the Balanced Fund, Value Fund and Growth Fund, respectively are qualifying dividends which may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with reporting of your distributions on form 1099-DIV.

Of the ordinary income (including short term capital gain) distributions made by the Balanced Fund, Value Fund and Growth Fund during the year ended November 30, 2004 of 60.88%, 95.29% and 94.38% qualified for the dividend received deduction available to corporate shareholders.

PROXY VOTING POLICIES AND PROCEDURES AND RECORD OF VOTING ACTIVITY

The fund votes proxies related to the portfolio's securities according to a set of policies and procedures approved by the fund's board. A description of the policies and procedures may be obtained, without charge, by calling 1-800-564-2188 or by visting the SEC's website at www.sec.gov. You may also view the proxy voting activity for each fund during the most recent twelve month period ended June 30 by visiting Regions' website at www.regions.com

QUARTERLY REPORTS ON PORTFOLIO HOLDINGS

The Fund files a Form N-Q with the SEC no more than sixty days after the close of the Fund's first and third quarters of its fiscal year. Form N-Q includes a schedule of each series' portfolio holdings as of the end of those fiscal quarters. The Fund's Form N-Q filings may be found on the SEC's website at www.sec.gov. The Fund's N-Q filings may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-366-7426 or by visiting the SEC's website at www.sec.gov.

Regions Morgan Keegan Select
Balanced Fund Class A Shares            FPALX      75913Q209
Regions Morgan Keegan Select
Balanced Fund Class C Shares            RMKBX      75913Q811
Regions Morgan Keegan Select
Balanced Fund Class I Shares            RBLIX      75913Q498
Regions Morgan Keegan Select
Fixed Income Fund Class A Shares        RFIFX      75913Q803
Regions Morgan Keegan Select
Fixed Income Fund Class C Shares        RMKFX      75913Q779
Regions Morgan Keegan Select
Fixed Income Fund Class I Shares        RFIIX      75913Q514
Regions Morgan Keegan Select
Government Money Market Fund
Class A Shares                          RMKXX      75913Q829
Regions Morgan Keegan Select
Growth Fund Class A Shares              RGRAX      75913Q407
Regions Morgan Keegan Select
Growth Fund Class C Shares              RMKGX      75913Q761
Regions Morgan Keegan Select
Growth Fund Class I Shares              RGRIX      75913Q464
Regions Morgan Keegan Select
Intermediate Tax Exempt Bond Fund
Class A Shares                          RTEAX      75913Q571
Regions Morgan Keegan Select
Intermediate Tax Exempt Bond Fund
Class C Shares                          RTESX      75913Q563
Regions Morgan Keegan Select
Intermediate Tax Exempt Bond Fund
Class I Shares                          RTEIX      75913Q555
Regions Morgan Keegan Select
Limited Maturity Government Fund
Class A Shares                          RLMGX      75913Q852
Regions Morgan Keegan Select
Limited Maturity Government Fund
Class C Shares                          RMKLX      75913Q795
Regions Morgan Keegan Select
Limited Maturity Government Fund
Class I Shares                          RLMIX      75913Q522
Regions Morgan Keegan Select
Mid Cap Growth Fund Class A Shares      RAGAX      75913Q837
Regions Morgan Keegan Select
Mid Cap Growth Fund Class C Shares      RMKAX      75913Q753
Regions Morgan Keegan Select
Mid Cap Growth Fund Class I Shares      RMKIX      75913Q456
Regions Morgan Keegan Select
Mid Cap Value Fund Class A Shares       RSEAX      75913Q613
Regions Morgan Keegan Select
Mid Cap Value Fund Class C Shares       RSECX      75913Q589
Regions Morgan Keegan Select
Mid Cap Value Fund Class I Shares       RMVIX      75913Q480

Regions Morgan Keegan Select
Treasury Money Market Fund
Class A Shares                          FITXX     75913Q878
Regions Morgan Keegan Select
Value Fund Class A Shares               RVLAX      75913Q605
Regions Morgan Keegan Select
Value Fund Class C Shares               RMKVX      75913Q787
Regions Morgan Keegan Select
Value Fund Class I Shares               RVLIX      75913Q472


Morgan Keegan & Company, Inc., Distributor

007575 (1/05)                                        TRU 166



REGIONS
MORGAN KEEGAN
SELECT FUNDS

ITEM 2. CODE OF ETHICS.

Regions Morgan Keegan Select Funds (the "Fund") has adopted a code of ethics that applies to the Fund's principal executive officer and principal financial officer. The Fund's code of ethics was amended during the covered period to cover two additional funds in the Regions Morgan Keegan fund complex. No other amendments were made to the code of ethics during the covered period. The Fund has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the code of ethics is filed as an exhibit to this Form N-CSR. The Fund undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Fund at 1-800-366-7426.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Trustees (the "Board") has determined  that James Stillman
R. McFadden, W. Randall Pittman and Mary S. Stone are audit committee financial experts, as defined in Item 3 of Form N-CSR, serving on its Audit Committee. Messrs. McFadden and Pittman and Ms. Stone are independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT AND NON-AUDIT FEES
------------------------

The SEC's auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund's independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund's independent accountants to the Fund's investment adviser and any entity controlling, controlled by or under common control with the Fund's investment adviser that provides ongoing services to the Fund (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Fund.

The tables below set forth for the Fund's fiscal years ended November 30, 2003 and November 30, 2004, respectively, (i) the fees billed by the Fund's independent accountants for all audit and non-audit services provided directly to the Fund; (ii) the fees billed by the Fund's independent accountants for non-audit services provided to the Fund's Affiliated Service Providers for which pre-approval by the Audit Committee was required; and (iii) the aggregate fees billed by the Fund's independent accountants for non-audit services provided to the Fund and its Affiliated Service Providers. During those periods, the Fund's independent accountants did not provide any non-audit services to the Fund's Affiliated Service Providers.

Fees for audit and non-audit services provided directly to the Fund:

                       AUDIT FEES   AUDIT-RELATED FEES($)  TAX FEES    ALL OTHER
                       ----------   ---------------------  --------    ---------
FEES
----
Fiscal Year Ended
November 30, 2003      $135,000         $0                   $0           $0


Fiscal Year Ended
November 30, 2004      $152,500         $0                   $30,000      $0

Fees for non-audit services provided to the Fund's Affiliated Service Providers for which pre-approval by the Audit Committee was required:

                       AUDIT FEES   AUDIT-RELATED FEES($)  TAX FEES    ALL OTHER
                       ----------   ---------------------  --------    ---------
FEES
----
Fiscal Year Ended
November 30, 2003      $0                  $0               $0          $0

Fiscal Year Ended
November 30, 2004      $0                  $0               $0          $0


Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.


                           AGGREGATE NON-AUDIT FEES($)
                           ---------------------------

Fiscal Year Ended
November 30, 2003                   $0

Fiscal Year Ended
November 30, 2004                   $0



PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
--------------------------------------------

Audit, audit-related and tax compliance services provided to the Fund on an annual basis require pre-approval by the Fund's Audit Committee. The Audit Committee pre-approves these services on a case-by-case basis. As noted above, the Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Any individual project that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 6. SCHEDULE OF INVESTMENTS.

Form N-CSR disclosure requirement not applicable to this filing.  See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Shareholders submitting recommendations for Independent Trustees should forward them to Charles D. Maxwell, Secretary of the Fund, and provide at least the following information regarding a candidate: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. Prospective candidates that appear likely to be able to fill a significant need of the Board will be contacted by a member of the Board's Independent Trustees Committee (the "Committee") by telephone to discuss the position; if there appears to be sufficient interest, an in-person meeting with one or more Committee members would be arranged, and, if the member(s), based on the results of these contacts, believes it has identified a viable candidate, it would air the matter with the full Committee for its input.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act), the President and Treasurer of the Fund have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Fund is accumulated and communicated to the Fund's management to allow timely decisions regarding required disclosure.

     (b) There has been no change in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

     (b) The certifications required by Rule 30a-2 under the Act, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Fund) REGIONS MORGAN KEEGAN SELECT FUNDS
       ------------------------------------------------------------------

By (Signature and Title)   /s/ Carter E. Anthony
                        -------------------------------------------------
                           Carter E. Anthony, President

Date     1/31/05
    --------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.


By (Signature and Title)   /s/ Carter E. Anthony
                        -------------------------------------------------
                           Carter E. Anthony, President

Date     1/31/05
    --------------------------------------------------


By (Signature and Title) /s/ Joseph C. Weller
                        ------------------------------------------------
                                  Joseph C. Weller, Treasurer

Date     1/31/05
    --------------------------------------------------